UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2015

Date of reporting period:	October 1, 2014 – March 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PABAX

Putnam Dynamic Asset Allocation Balanced Fund

Semiannual report
3 | 31 | 15

A world of investing.®

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS
invest in a mix of many different
types of investments to help weather
changing market environments.

Putnam Dynamic
Asset Allocation
Balanced Fund

Semiannual report
3 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, factors related to a specific issuer or industry and, with respect to bond prices, changing market perceptions of the risk of default and changes in government intervention. These factors may also lead to increased volatility and reduced liquidity in the bond markets. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The month of March 2015 marked the six-year milestone of the bull market in U.S. stocks, and this June will be the sixth anniversary of the beginning of the U.S. economic recovery as dated by the National Bureau of Economic Research, which has traced the chronology of U.S. business cycles back to 1854.

While six years is above the historical average on both counts, reaching these milestones does not necessarily indicate anything about the sustainability of the expansion or the market advance. However, we believe it is an unusually long period for the Federal Reserve to have refrained from raising interest rates. The Fed now appears poised to act, and speculation is mounting about where equity and fixed-income markets around the world could go from this point forward. Your portfolio manager provides a perspective in the following pages.

At this juncture of the market cycle, you might consult your financial advisor who can help you review your goals and risk profile, and explain the importance of timely adjustments to keep your portfolio equipped for all seasons.

As you make progress toward your long-term financial goals, markets may move in different directions. With Putnam, you are aligned with a group of portfolio managers and analysts who are experienced in navigating through changing markets with consistent strategies. They are dedicated to active, fundamental research and to helping you meet your financial needs.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

May 11, 2015

Putnam Dynamic Asset Allocation Balanced Fund

A diversified portfolio pursuing a balance of growth and income

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund's target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–3/31/15

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
150%
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
12/13
3/15

Note: 25/75 → 25% S&P 500 Index, 75% Barclays U.S. Aggregate Bond Index; 60/40 → 60% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The five portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured from left to right:

Joshua B. Kutin, CFA
(industry since 1998)

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Balanced Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 3/31/15

The fund — class A shares before sales charge
Putnam Dynamic Asset Allocation Balanced Fund (PABAX)
Fund's primary benchmark
Russell 3000 Index
Fund's secondary benchmark
Putnam Balanced Blended Benchmark*
Fund's Lipper peer group average
Mixed-Asset Target Allocation Moderate Funds
7.35
9.44
7.13
6.81
8.38
7.15
5.65
10.63
14.71
10.16
7.93
11.93
16.43
10.60
8.16
10.14
12.37
8.20
5.07
6.68
7.13
5.00
3.14
LIFE OF FUND†
(since 2/7/94)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS‡

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% the Russell 3000 Index, 35% the Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

†The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡Returns for the six-month period are not annualized, but cumulative.
4     Dynamic Asset Allocation Balanced Fund

Interview with your fund’s portfolio manager

Robert J. Kea, CFA

How would you describe the global investment environment for the six-month reporting period ended March 31, 2015?

There were moments of volatility across the global capital markets during the six-month reporting period, with solid upticks in some markets interrupted by downturns, which were then often followed by rebounds to new highs. Concrete evidence of accelerating growth in the U.S. economy was the highlight of the reporting period, as real gross domestic product [GDP] — the value of the production of goods and services in the United States, adjusted for inflation — showed strong gains and drove key domestic equity indexes to all-time highs during the fourth quarter of 2014.

In January 2015, on the heels of that surge, U.S. stocks retreated on worries about the months-long drop in oil prices and the negative effects of a strengthening U.S. dollar on the earnings of some large multinational companies. Then, in February, world markets regained some lost ground as positive economic data and accommodative central bank activity — including the European Central Bank’s [ECB’s] newly announced economic stimulus plans and the U.S. Federal Reserve’s “patient” posture on raising interest rates — helped reignite investors’ risk appetite. The month of March brought on new fears of short-term interest-rate hikes, however, as the Fed continued to prepare the markets for an eventual normalization of rates.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/15. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 15.

Dynamic Asset Allocation Balanced Fund     5

In spite of the sometimes-volatile investment environment, U.S. equity markets achieved solid returns during the six months, benefiting from improving economic conditions, still-low interest rates, and a benign inflation scenario. Many international markets did not fare as well for the period, though between January and March, a number of developed non-U.S. markets performed strongly. European stocks produced modestly negative returns for the period overall, but they appeared to be gaining momentum in the last three months of the period. Latin American stocks, plagued by dwindling demand for commodities from emerging markets and surging domestic inflation, saw larger losses. Economic growth in many emerging markets continued to decelerate, and stock performance declined in U.S.-dollar terms. Asian markets posted small gains.

In the fixed-income arena, geopolitical crises in the Middle East, Ukraine, and elsewhere, combined with falling energy prices, weaker economic growth abroad, and relatively high yields in the United States versus other global regions, fueled demand for longer-term U.S. bonds, helping to support bond prices. Higher-quality debt securities outperformed higher-yielding, noninvestment-grade debt during the period.

How did the fund perform in this environment, and what factors influenced that performance?

The fund performed relatively well, reflecting its strategic mix of equity and fixed-income allocations. From an asset allocation perspective, the fund’s emphasis on the U.S. equity market provided a solid lift, as U.S. stocks as a group produced especially robust performance during the reporting period. The fund also held a tactical overweight, relative to its secondary benchmark, to U.S. small-cap stocks late in the period, favoring them slightly over large caps, and profited from an uptick in small-cap valuations during that time. Opportune security selection in U.S. stocks also helped boost performance.

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets as of 3/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.
6     Dynamic Asset Allocation Balanced Fund

“Opportune security selection in U.S.
stocks helped boost performance.”

Bob Kea

The fund’s emphasis on U.S. dollar-denominated stocks and bonds also played an active role in boosting performance, as the greenback gathered strength against most other world currencies during the period. The emphasis on dollar-denominated securities also helped hedge the fund’s exposure to the weakness of other currencies.

Putnam Dynamic Asset Allocation Balanced Fund produced a total return of 6.68% at net asset value for the six-month period ended March 31, 2015. This result lagged the performance of the fund’s primary benchmark, the Russell 3000 Index, but outpaced that of its secondary benchmark, the Putnam Balanced Blended Benchmark.

How did you use derivatives during the period?

We use a variety of derivatives in an effort to reduce volatility and, in some cases, to enhance returns. During the period, we used futures contracts to equitize cash and manage exposure to market risk. Futures contracts also helped us hedge prepayment risk and interest-rate risk, as well as to gain exposure to interest rates. In addition, we used forward currency contracts to hedge against foreign exchange risk, as well as gain exposure to currencies. The use of derivatives strategies during the period contributed to the fund’s result.

U.S. equities generally have been on an upward march since early 2009. Are you at all concerned about the sustainability of this momentum?

We are now six years into the stock market’s rally here in the United States, and it seems likely to us that the market will be hard pressed to deliver the same level of returns in 2015 as it did in 2014. That said, our

Top 10 holdings

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/15. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.
Dynamic Asset Allocation Balanced Fund     7

investment teams at Putnam still believe that U.S. corporations can continue to generate earnings growth, and that in turn should help support forward momentum for domestic equity returns. Looking around the global investment environment, we maintain the view that equities in general have the potential to deliver positive, risk-adjusted returns. We think this will be especially true as we move deeper into the credit cycle and begin seeing higher interest rates. It’s fair to say that while we are not as bullish about equities as we might have been at this time last year, we still think there is a bit more room for them to run.

In terms of your outlook into mid-2015, does that mean you intend to maintain the fund’s tactical emphasis on equities?

We continue to think that equities will be more attractive on a relative basis than will fixed income, though the fund’s asset allocation positions have moved closer to its secondary benchmark weights. Even though the Fed is poised to raise short-term interest rates, we believe that longer-term rates on U.S. Treasuries will tend to be range-bound for the near term. We base that view on the observation that there is still a considerable amount of demand for rate-sensitive fixed-income securities, which we believe can help keep a lid on longer-term rates. That demand is coming from various sources, including older, more risk-averse investors, overfunded pension funds looking to reduce risk, and foreign investors seeking to take advantage of the comparatively higher yields on U.S. debt securities. In addition, a look back to the last cycle of rate increases shows that a rise in short-term rates doesn’t necessarily mean long-term rates are in line for the same increase.

We continue to prefer U.S. stocks to non-U.S. equities. Overall, the eurozone has continued to struggle with its debt crisis. While the ECB’s quantitative easing program has provided some recent strength to European stocks, it remains to be seen whether and how quickly that stimulus will result in the region’s

Portfolio composition comparison

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.
8     Dynamic Asset Allocation Balanced Fund

economic recovery. Meanwhile, in Japan, it appears that the economic reforms instituted under Prime Minister Shinzo Abe are slowly taking effect, which may begin to bode well for Japanese stocks.

From here, while risks remain, we are comfortable with the fund’s allocations that generally have been in place for the past several months. The U.S. economy appears to be on sound footing. Increased monetary stimulus internationally, weaker global currencies, and lower oil prices could all become tailwinds for non-U.S. stock performance. We believe that continued strength in the United States and the potential for increased fiscal stimulus in various other regions of the world have the potential to keep markets on track.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. He joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Balanced Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/7/94)		(2/11/94)		(9/1/94)		(2/6/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/5/94)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	7.35%	7.05%	7.04%	7.04%	6.52%	6.52%	6.83%	6.65%	7.06%	7.61%	7.63%	7.61%
10 years	93.21	82.10	82.41	82.41	79.23	79.23	83.68	77.25	88.00	97.95	98.60	97.89
Annual average	6.81	6.18	6.20	6.20	6.01	6.01	6.27	5.89	6.52	7.07	7.10	7.06
5 years	65.72	56.19	59.69	57.69	59.64	59.64	61.69	56.03	63.59	67.83	68.38	67.79
Annual average	10.63	9.33	9.81	9.54	9.81	9.81	10.09	9.31	10.35	10.91	10.98	10.91
3 years	40.23	32.17	37.03	34.03	37.06	37.06	38.05	33.21	39.10	41.22	41.68	41.18
Annual average	11.93	9.74	11.07	10.26	11.08	11.08	11.35	10.03	11.63	12.19	12.31	12.18
1 year	10.14	3.81	9.28	4.28	9.30	8.30	9.55	5.71	9.80	10.38	10.50	10.33
6 months	6.68	0.55	6.31	1.31	6.32	5.32	6.43	2.71	6.53	6.87	6.92	6.80

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10     Dynamic Asset Allocation Balanced Fund

Comparative index returns For periods ended 3/31/15

	Russell 3000 Index	Putnam Balanced Blended Benchmark	Lipper Mixed-Asset Target Allocation Moderate Funds category average*
Annual average (life of fund)	9.44%	—†	7.13%
10 years	123.54	99.55%	74.07
Annual average	8.38	7.15	5.65
5 years	98.64	62.23	46.83
Annual average	14.71	10.16	7.93
3 years	57.84	35.28	26.66
Annual average	16.43	10.60	8.16
1 year	12.37	8.20	5.07
6 months	7.13	5.00	3.14

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/15, there were 577, 562, 474, 424, 273, and 34 funds, respectively, in this Lipper category.

†The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	2		2	2	2		2	2	2	2
Income	$0.106		$0.050	$0.056	$0.069		$0.088	$0.125	$0.132	$0.124
Capital gains
Long-term gains	0.701		0.701	0.701	0.701		0.701	0.701	0.701	0.701
Short-term gains	—		—	—	—		—	—	—	—
Total	$0.807		$0.751	$0.757	$0.770		$0.789	$0.826	$0.833	$0.825
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
9/30/14	$14.69	$15.59	$14.63	$14.38	$14.66	$15.19	$14.59	$14.71	$14.71	$14.71
3/31/15	14.84	15.75	14.78	14.51	14.81	15.35	14.73	14.87	14.87	14.86

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Dynamic Asset Allocation Balanced Fund     11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 9/30/14	1.00%	1.75%	1.75%	1.50%	1.25%	0.75%	0.65%	0.75%
Annualized expense ratio for the six-month period ended 3/31/15	0.97%	1.72%	1.72%	1.47%	1.22%	0.72%	0.62%	0.72%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2014, to March 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.00	$8.85	$8.85	$7.57	$6.28	$3.71	$3.20	$3.71
Ending value (after expenses)	$1,066.80	$1,063.10	$1,063.20	$1,064.30	$1,065.30	$1,068.70	$1,069.20	$1,068.00

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12     Dynamic Asset Allocation Balanced Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2015, use the following calculation method. To find the value of your investment on October 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.89	$8.65	$8.65	$7.39	$6.14	$3.63	$3.13	$3.63
Ending value (after expenses)	$1,020.09	$1,016.36	$1,016.36	$1,017.60	$1,018.85	$1,021.34	$1,021.84	$1,021.34

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Balanced Fund     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

•Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

•Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

•Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

•Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

•Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

14     Dynamic Asset Allocation Balanced Fund

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Barclays U.S Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2015, Putnam employees had approximately $494,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Balanced Fund     15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 3/31/15 (Unaudited)

COMMON STOCKS (54.4%)*	Shares	Value
Basic materials (2.4%)
Aceto Corp.	4,822	$106,084
Agnico-Eagle Mines, Ltd. (Canada)	610	16,948
Air Liquide SA (France)	530	68,174
Akzo Nobel NV (Netherlands)	4,618	349,605
Albemarle Corp.	465	24,571
Amcor, Ltd. (Australia)	60,179	642,091
Andersons, Inc. (The)	4,507	186,455
Antofagasta PLC (United Kingdom)	29,649	319,741
ArcelorMittal SA (France)	44,021	414,142
Asahi Kasei Corp. (Japan)	5,000	47,841
Assa Abloy AB Class B (Sweden)	3,958	235,902
BASF SE (Germany)	9,037	899,238
BHP Billiton PLC (Australia)	22,235	482,760
BHP Billiton, Ltd. (Australia)	36,738	855,607
Boise Cascade Co. †	4,877	182,692
Cabot Corp.	3,329	149,805
Cambrex Corp. †	23,278	922,507
Compagnie De Saint-Gobain (France)	3,160	138,634
Constellium NV Class A (Netherlands) †	18,359	373,055
Continental Building Products, Inc. †	18,433	416,401
CRH PLC (Ireland)	4,382	114,093
Croda International PLC (United Kingdom)	4,850	196,869
Domtar Corp. (Canada)	7,449	344,293
EMS-Chemie Holding AG (Switzerland)	1,308	532,064
Fletcher Building, Ltd. (New Zealand)	2,205	13,866
Givaudan SA (Switzerland)	12	21,667
Glencore PLC (United Kingdom)	136,210	573,442
Hitachi Metals, Ltd. (Japan)	51,000	784,252
Innophos Holdings, Inc.	4,017	226,398
Innospec, Inc.	5,324	246,980
International Flavors & Fragrances, Inc.	475	55,765
IRB Infrastructure Developers, Ltd. (India)	32,900	128,186
Kaiser Aluminum Corp.	4,633	356,231
KapStone Paper and Packaging Corp.	12,575	412,963
Koninklijke Boskalis Westminster NV (Netherlands)	11,583	570,343
Kraton Performance Polymers, Inc. †	4,975	100,545
L.B. Foster Co. Class A	2,779	131,947
Limoneira Co.	3,698	80,616
Linde AG (Germany)	305	62,180
LSB Industries, Inc. † S	12,137	501,622
LyondellBasell Industries NV Class A	108,108	9,491,882
Matrix Service Co. †	8,032	141,042
Minerals Technologies, Inc.	2,062	150,732
Monsanto Co.	1,900	213,826
Mota-Engil Africa NV (Angola) †	3,683	30,855
Mota-Engil SGPS SA (Portugal)	56,372	208,210

Dynamic Asset Allocation Balanced Fund     17

COMMON STOCKS (54.4%)* cont.	Shares	Value
Basic materials cont.
Nippon Paint Holdings Co., Ltd. (Japan)	27,600	$1,010,991
NN, Inc.	13,429	336,799
OM Group, Inc.	5,955	178,829
PolyOne Corp.	9,186	343,097
PPG Industries, Inc.	405	91,344
Randgold Resources, Ltd. (United Kingdom)	598	41,496
Rio Tinto PLC (United Kingdom)	11,577	472,944
SBA Communications Corp. Class A †	40,045	4,689,270
Sherwin-Williams Co. (The)	26,900	7,653,050
Sigma-Aldrich Corp.	717	99,125
Sika AG (Switzerland)	5	17,888
Sumitomo Metal Mining Co., Ltd. (Japan)	40,000	585,537
Symrise AG (Germany)	4,906	310,310
Syngenta AG (Switzerland)	2,105	715,980
Taiheiyo Cement Corp. (Japan)	7,000	21,411
ThyssenKrupp AG (Germany)	39,395	1,034,453
Trex Co., Inc. †	4,961	270,523
U.S. Silica Holdings, Inc. S	5,362	190,941
UPM-Kymmene OYJ (Finland)	40,587	790,216
Wendel SA (France)	5,110	609,159
Yamana Gold, Inc. (Canada)	2,298	8,237
Zep, Inc.	11,151	189,902
		42,184,624
Capital goods (4.1%)
ABB, Ltd. (Switzerland)	35,794	759,437
Airbus Group NV (France)	13,494	876,846
Allison Transmission Holdings, Inc.	41,800	1,335,092
Altra Industrial Motion Corp.	10,650	294,366
American Axle & Manufacturing Holdings, Inc. †	5,358	138,397
Astronics Corp. †	1,505	110,919
Atlas Copco AB Class A (Sweden)	37,938	1,228,577
AZZ, Inc.	3,256	151,697
BAE Systems PLC (United Kingdom)	133,646	1,036,166
Ball Corp.	42,500	3,002,200
Boeing Co. (The)	287	43,073
Bombardier, Inc. Class B (Canada)	79,700	157,317
Canon, Inc. (Japan)	21,900	774,468
Caterpillar, Inc.	45,400	3,633,362
Chase Corp.	5,408	236,492
Cooper-Standard Holding, Inc. †	4,679	276,997
Crown Holdings, Inc. †	104,900	5,666,698
Daifuku Co., Ltd. (Japan)	16,500	218,214
Douglas Dynamics, Inc.	8,794	200,855
Gaztransport Et Technigaz SA (France)	2,788	164,519
Generac Holdings, Inc. † S	4,524	220,274
General Dynamics Corp.	650	88,225
Greenbrier Cos., Inc. (The) S	7,823	453,734
Hyster-Yale Materials Holdings, Inc.	2,003	146,800

18     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.4%)* cont.	Shares	Value
Capital goods cont.
IDEX Corp.	25,900	$1,963,997
Illinois Tool Works, Inc.	95,800	9,306,012
Ingersoll-Rand PLC	35,400	2,410,032
Joy Global, Inc.	31,900	1,249,842
Kadant, Inc.	6,021	316,765
Leggett & Platt, Inc.	41,100	1,894,299
Meritor, Inc. †	22,131	279,072
Middleby Corp. (The) †	2,583	265,145
Miller Industries, Inc.	6,780	166,110
Mitsubishi Electric Corp. (Japan)	91,000	1,083,070
Mobileye NV (Israel) † S	2,294	96,417
MSA Safety, Inc.	2,643	131,833
Northrop Grumman Corp.	50,200	8,080,192
Orbital ATK, Inc.	1,181	90,500
OSRAM Licht AG (Germany)	9,836	488,097
Raytheon Co.	96,818	10,577,367
Rexam PLC (United Kingdom)	5,184	44,478
Rheinmetall AG (Germany)	2,135	103,316
Roper Industries, Inc.	36,947	6,354,884
Safran SA (France)	17,590	1,229,293
Schindler Holding AG (Switzerland)	280	46,597
Societe BIC SA (France)	445	63,379
Sound Global, Ltd. (China) † F S	81,000	65,656
Standard Motor Products, Inc.	9,641	407,429
Standex International Corp.	3,048	250,332
Stericycle, Inc. †	227	31,878
Stoneridge, Inc. †	15,176	171,337
Tenneco, Inc. †	2,851	163,704
THK Co., Ltd. (Japan)	25,300	644,419
Toshiba Corp. (Japan)	74,000	310,658
Tower International, Inc. †	11,976	318,562
Trinity Industries, Inc.	10,613	376,868
Triumph Group, Inc.	4,729	282,416
Vinci SA (France)	5,238	299,764
Wabash National Corp. †	28,519	402,118
Waste Management, Inc.	1,035	56,128
Zodiac Aerospace (France)	1,917	63,532
		71,300,223
Communication services (1.1%)
ARRIS Group, Inc. †	2,123	61,344
Belgacom SA (Belgium)	1,400	49,029
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	21,690	40,414
Bharti Infratel, Ltd. (India)	38,088	234,628
BT Group PLC (United Kingdom)	160,864	1,042,212
CalAmp Corp. † S	11,477	185,813
CenturyLink, Inc.	176,100	6,084,255
Com Hem Holding AB (Rights) (Sweden) †	33,217	382
Com Hem Holding AB (Sweden) †	43,486	352,850

Dynamic Asset Allocation Balanced Fund     19

COMMON STOCKS (54.4%)* cont.	Shares	Value
Communication services cont.
Deutsche Telekom AG (Germany)	50,677	$927,941
EchoStar Corp. Class A †	9,137	472,566
Eutelsat Communications SA (France)	1,462	48,406
Frontier Communications Corp.	36,106	254,547
IDT Corp. Class B	6,566	116,547
Inteliquent, Inc.	9,508	149,656
Iridium Communications, Inc. † S	15,774	153,166
Liberty Global PLC Ser. C (United Kingdom) †	6,657	331,585
magicJack VocalTec, Ltd. (Israel) † S	25,121	171,828
NeuStar, Inc. Class A † S	6,798	167,367
NICE Systems, Ltd. (Israel)	961	58,735
Nippon Telegraph & Telephone (NTT) Corp. (Japan)	1,800	110,918
NTT DoCoMo, Inc. (Japan)	45,100	783,610
Numericable-SFR (France) †	4,197	228,874
Orange SA (France)	44,694	719,072
Qorvo, Inc. †	10,403	829,119
Quebecor, Inc. Class B (Canada)	6,900	184,574
SES SA GDR (France)	1,902	67,322
ShoreTel, Inc. †	18,220	124,260
Sky PLC (United Kingdom)	1,593	23,441
Spark New Zealand, Ltd. (New Zealand)	77,835	172,803
Spok Holdings, Inc.	7,928	151,980
StarHub, Ltd. (Singapore)	6,000	19,018
Swisscom AG (Switzerland)	60	34,851
Tele2 AB Class B (Sweden)	17,977	214,957
Telecom Italia SpA RSP (Italy)	522,416	491,308
Telefonica SA (Rights) (Spain) †	41,029	6,617
Telefonica SA (Spain)	41,029	583,829
Telenor ASA (Norway)	26,718	539,984
Telstra Corp., Ltd. (Australia)	204,690	982,325
Ubiquiti Networks, Inc. S	2,018	59,632
Verizon Communications, Inc.	29,670	1,442,852
Vodafone Group PLC (United Kingdom)	252,462	825,056
		19,499,673
Conglomerates (0.4%)
3M Co.	149	24,578
AMETEK, Inc.	53,558	2,813,937
Danaher Corp.	1,122	95,258
Exor SpA (Italy)	10,471	475,208
General Electric Co.	1,296	32,154
Keisei Electric Railway Co., Ltd. (Japan)	1,000	12,432
Marubeni Corp. (Japan)	27,000	156,215
Mitsubishi Corp. (Japan)	26,100	526,158
Siemens AG (Germany)	17,331	1,876,334
Vivendi SA (France)	6,212	154,451
		6,166,725
Consumer cyclicals (7.8%)
ABC-Mart, Inc. (Japan)	400	23,424
Adidas AG (Germany)	4,960	393,240

20     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.4%)* cont.	Shares	Value
Consumer cyclicals cont.
ADT Corp. (The)	43,299	$1,797,774
Advance Auto Parts, Inc.	157	23,501
ANN, Inc. †	7,873	323,029
Atresmedia Corporacion de Medios de Comunicacion SA (Spain)	16,208	244,836
Automatic Data Processing, Inc.	1,107	94,803
AutoZone, Inc. †	63	42,976
Axel Springer AG (Germany)	760	44,946
Babcock International Group PLC (United Kingdom)	34,397	501,784
Bayerische Motoren Werke (BMW) AG (Germany)	6,426	804,217
Bed Bath & Beyond, Inc. †	379	29,098
Big Lots, Inc.	7,384	354,654
Bridgestone Corp. (Japan)	7,300	292,920
Brown Shoe Co., Inc.	10,012	328,394
Brunswick Corp.	3,143	161,707
Bunzl PLC (United Kingdom)	25,778	699,422
Bureau Veritas SA (France)	18,995	408,250
CaesarStone Sdot-Yam, Ltd. (Israel)	2,416	146,675
Carmike Cinemas, Inc. †	13,886	466,570
CDK Global, Inc.	369	17,254
Children’s Place, Inc. (The)	5,037	323,325
Cintas Corp.	312	25,469
Compagnie Financiere Richemont SA (Switzerland)	5,417	436,097
Compass Group PLC (United Kingdom)	72,354	1,256,632
Continental AG (Germany)	6,367	1,508,090
Cooper Tire & Rubber Co.	16,928	725,196
Corporate Executive Board Co. (The)	1,867	149,099
Ctrip.com International, Ltd. ADR (China) †	3,326	194,895
Daimler AG (Registered Shares) (Germany)	2,992	288,171
Daito Trust Construction Co., Ltd. (Japan)	600	67,120
Dalata Hotel Group PLC (Ireland) †	28,924	113,548
Dana Holding Corp.	11,619	245,858
Deckers Outdoor Corp. †	12,004	874,731
Deluxe Corp.	9,870	683,794
Denso Corp. (Japan)	10,200	465,683
Dillards, Inc. Class A	3,402	464,407
Discovery Communications, Inc. Class A †	70,700	2,174,732
Dollar Tree, Inc. †	405	32,864
Don Quijote Co., Ltd. (Japan)	500	40,721
Elis SA (France) †	7,051	116,908
Ennis, Inc.	8,381	118,340
Entravision Communications Corp. Class A	52,899	334,851
Equinix, Inc.	341	31,713
Eros International PLC † S	6,037	105,466
Expedia, Inc. S	23,890	2,248,766
Experian PLC (United Kingdom)	37,083	614,127
FactSet Research Systems, Inc.	259	41,233
Five Below, Inc. † S	3,785	134,632
Fuji Heavy Industries, Ltd. (Japan)	34,400	1,143,741

Dynamic Asset Allocation Balanced Fund     21

COMMON STOCKS (54.4%)* cont.	Shares	Value
Consumer cyclicals cont.
G&K Services, Inc. Class A	3,815	$276,702
Gap, Inc. (The)	53,200	2,305,156
Gartner, Inc. †	477	39,996
Geberit International AG (Switzerland)	2,009	754,170
General Motors Co.	49,900	1,871,250
Gerry Weber International AG (Germany)	4,706	162,934
Global Cash Access Holdings, Inc. †	19,412	147,919
Global Mediacom Tbk PT (Indonesia)	980,800	131,132
Green Dot Corp. Class A †	5,705	90,824
Hanesbrands, Inc.	122,000	4,088,220
Harley-Davidson, Inc.	57,800	3,510,772
Harman International Industries, Inc.	3,300	440,979
Hilton Worldwide Holdings, Inc. †	191,100	5,660,382
Home Depot, Inc. (The)	140,422	15,953,343
Horizon Pharma PLC † S	8,090	210,097
Iconix Brand Group, Inc. †	9,812	330,370
ITV PLC (United Kingdom)	293,274	1,099,735
KAR Auction Services, Inc.	10,182	386,203
Kimberly-Clark Corp.	95,110	10,187,232
Kingfisher PLC (United Kingdom)	27,622	155,875
Landauer, Inc.	7,492	263,269
Lear Corp.	25,300	2,803,746
Lions Gate Entertainment Corp.	15,417	522,945
Live Nation Entertainment, Inc. †	10,715	270,339
Lowe’s Cos., Inc.	115,321	8,578,729
Luxottica Group SpA (Italy)	4,506	286,076
Macy’s, Inc.	62,915	4,083,813
Madison Square Garden Co. (The) Class A †	199	16,845
Marcus Corp.	13,044	277,707
Marriott International, Inc./MD Class A	43,700	3,509,984
Marriott Vacations Worldwide Corp.	3,556	288,214
MasterCard, Inc. Class A	1,479	127,771
Mediaset SpA (Italy) †	25,359	115,561
Melco Crown Entertainment, Ltd. ADR (Hong Kong)	4,700	100,862
Men’s Wearhouse, Inc. (The)	6,861	358,144
MGM China Holdings, Ltd. (Hong Kong)	216,800	406,846
Mitra Adiperkasa Tbk PT (Indonesia)	282,300	113,084
Moncler SpA (Italy)	13,397	224,578
Monster Worldwide, Inc. †	61,356	388,997
MSC Industrial Direct Co., Inc. Class A	166	11,985
National CineMedia, Inc.	27,539	415,839
Next PLC (United Kingdom)	13,327	1,388,551
Nissan Motor Co., Ltd. (Japan)	37,000	377,292
Nitori Holdings Co., Ltd. (Japan)	600	40,704
Nu Skin Enterprises, Inc. Class A	6,094	366,920
NVR, Inc. †	1,300	1,727,258
Omnicom Group, Inc.	52,171	4,068,295
OPAP SA (Greece)	11,664	109,366

22     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.4%)* cont.	Shares	Value
Consumer cyclicals cont.
Oxford Industries, Inc.	4,550	$343,298
Panasonic Corp. (Japan)	97,500	1,280,126
PGT, Inc. †	30,473	340,536
Pitney Bowes, Inc.	8,407	196,051
Priceline Group, Inc. (The) †	73	84,983
ProSiebenSat.1 Media AG (Germany)	4,863	238,978
RE/MAX Holdings, Inc. Class A	9,341	310,215
Reed Elsevier NV (United Kingdom)	2,509	62,552
Reed Elsevier PLC (United Kingdom)	1,786	30,678
Remy International, Inc.	5,656	125,620
Renault SA (France)	7,078	645,054
Rinnai Corp. (Japan)	300	22,269
Sankyo Co., Ltd. (Japan)	500	17,805
Scotts Miracle-Gro Co. (The) Class A	247	16,591
Scripps Networks Interactive Class A	24,770	1,698,231
SeaWorld Entertainment, Inc.	15,385	296,623
Secom Co., Ltd. (Japan)	500	33,414
Securitas AB Class B (Sweden)	54,164	777,299
Select Comfort Corp. †	6,165	212,508
Sequential Brands Group, Inc. †	7,457	79,790
Shimamura Co., Ltd. (Japan)	200	18,534
Shimano, Inc. (Japan)	8,700	1,295,144
Singapore Press Holdings, Ltd. (Singapore)	12,000	36,618
SJM Holdings, Ltd. (Hong Kong)	171,000	222,851
Skechers U.S.A., Inc. Class A †	1,277	91,829
Sohgo Security Services Co., Ltd. (Japan)	4,500	153,560
Sports Direct International PLC (United Kingdom) †	19,792	178,173
Starz Class A †	28,100	966,921
Steven Madden, Ltd. †	3,479	132,202
Suzuki Motor Corp. (Japan)	37,500	1,128,108
Swatch Group AG (The) (Switzerland)	970	411,020
Swire Pacific, Ltd. Class A (Hong Kong)	2,500	33,989
Target Corp.	973	79,854
Tata Motors, Ltd. (India)	30,603	267,040
Thomas Cook Group PLC (United Kingdom) †	160,126	344,893
Thomson Reuters Corp. (Canada)	716	29,041
Time Warner, Inc.	88,400	7,464,496
TiVo, Inc. †	32,620	346,098
TJX Cos., Inc. (The)	272	19,054
Toyota Industries Corp. (Japan)	5,800	332,395
Toyota Motor Corp. (Japan)	38,400	2,679,996
TUI AG (Germany)	34,257	602,418
USS Co., Ltd. (Japan)	1,800	31,170
Vail Resorts, Inc.	1,447	149,649
Valeo SA (France)	4,322	646,103
Verisk Analytics, Inc. Class A †	410	29,274
VF Corp.	14,805	1,114,965
Viacom, Inc. Class B	73,836	5,042,999

Dynamic Asset Allocation Balanced Fund     23

COMMON STOCKS (54.4%)* cont.	Shares	Value
Consumer cyclicals cont.
Vista Outdoor, Inc. †	2,362	$101,141
Visteon Corp. †	2,125	204,850
WH Smith PLC (United Kingdom)	8,619	165,987
WPP PLC (United Kingdom)	26,522	601,477
Wyndham Worldwide Corp.	39,285	3,554,114
Yamaha Motor Co., Ltd. (Japan)	18,400	444,339
		136,939,617
Consumer staples (4.8%)
Affinity Education Group, Ltd. (Rights) (Australia)	29,918	—
Affinity Education Group, Ltd. (Australia) † S	78,532	66,077
Altria Group, Inc.	3,258	162,965
Anheuser-Busch InBev NV (Belgium)	16,220	1,984,120
Associated British Foods PLC (United Kingdom)	8,524	356,117
Avon Products, Inc.	5,498	43,929
Barry Callebaut AG (Switzerland)	463	453,118
Beacon Roofing Supply, Inc. †	8,365	261,825
Benesse Holdings, Inc. (Japan)	700	22,049
Bloomin’ Brands, Inc.	7,866	191,380
Bright Horizons Family Solutions, Inc. †	2,722	139,557
British American Tobacco PLC (United Kingdom)	15,009	775,442
Britvic PLC (United Kingdom)	9,742	105,541
Bunge, Ltd.	45,400	3,739,144
Cal-Maine Foods, Inc. S	6,824	266,545
Calbee, Inc. (Japan)	24,600	1,069,389
Capita PLC (United Kingdom)	1,525	25,210
Carrefour SA (France)	21,151	705,155
Colgate-Palmolive Co.	27,800	1,927,652
Colruyt SA (Belgium)	1,015	44,165
Core-Mark Holding Co., Inc.	4,284	275,547
Coty, Inc. Class A †	26,494	643,009
CVS Health Corp.	157,546	16,260,323
Diageo PLC (United Kingdom)	19,800	545,949
Distribuidora Internacional de Alimentacion SA (Spain)	57,973	453,200
Dr. Pepper Snapple Group, Inc.	89,338	7,011,246
Energizer Holdings, Inc.	10,700	1,477,135
FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ΔΔ F	1	1
Farmer Bros Co. † S	3,698	91,526
G8 Education, Ltd. (Australia)	26,118	66,346
General Mills, Inc.	628	35,545
Geo Group, Inc. (The) R	2,318	101,389
Global Fashion Holding SA (acquired 8/2/13, cost $21,942) (Private) (Brazil) † ΔΔ F	518	11,571
Grand Canyon Education, Inc. †	7,959	344,625
GrubHub, Inc. †	3,638	165,129
Heineken Holding NV (Netherlands)	10,466	721,222
Henkel AG & Co. KGaA (Preference) (Germany)	4,483	528,004
Hershey Co. (The)	680	68,619
Imperial Tobacco Group PLC (United Kingdom)	18,187	798,385

24     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.4%)* cont.	Shares	Value
Consumer staples cont.
ITOCHU Corp. (Japan)	11,100	$120,352
ITT Educational Services, Inc. † S	4,309	29,258
Jack in the Box, Inc.	2,153	206,516
Japan Tobacco, Inc. (Japan)	28,600	903,643
John B Sanfilippo & Son, Inc.	2,078	89,562
Kao Corp. (Japan)	21,900	1,093,411
Kerry Group PLC Class A (Ireland)	8,199	550,687
Kforce, Inc.	12,083	269,572
Koninklijke Ahold NV (Netherlands)	50,531	996,857
Korn/Ferry International †	6,625	217,764
Krispy Kreme Doughnuts, Inc. †	6,303	125,997
L’Oreal SA (France)	3,948	726,924
Lawson, Inc. (Japan)	500	34,711
Liberty Ventures Ser. A †	23,000	966,230
Lorillard, Inc.	1,501	98,090
ManpowerGroup, Inc.	43,200	3,721,680
McDonald’s Corp.	1,069	104,163
Mondelez International, Inc. Class A	319,400	11,527,146
Monster Beverage Corp. †	44,000	6,089,380
Nestle SA (Switzerland)	44,827	3,384,413
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ΔΔ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ΔΔ F	1	1
New Oriental Education & Technology Group, Inc. ADR (China) †	5,700	126,369
Nissin Food Products Co., Ltd. (Japan)	600	29,461
Nutraceutical International Corp. †	4,597	90,561
On Assignment, Inc. †	10,686	410,022
Papa John’s International, Inc.	4,499	278,083
PepsiCo, Inc.	1,422	135,972
Philip Morris International, Inc.	50,900	3,834,297
Pinnacle Foods, Inc.	6,984	285,017
Popeyes Louisiana Kitchen, Inc. †	4,838	289,409
Procter & Gamble Co. (The)	184	15,077
Reckitt Benckiser Group PLC (United Kingdom)	8,220	704,488
Recruit Holdings Co., Ltd. (Japan) †	5,300	165,586
SABMiller PLC (United Kingdom)	9,681	506,594
Sanderson Farms, Inc. S	2,704	215,374
Seven & i Holdings Co., Ltd. (Japan)	3,400	143,074
Shutterfly, Inc. †	1,432	64,784
Sodexo SA (France)	596	58,155
Sonic Corp.	9,851	312,277
SpartanNash Co.	9,802	309,351
Starbucks Corp.	1,109	105,022
Tate & Lyle PLC (United Kingdom)	6,213	55,050
TrueBlue, Inc. †	17,104	416,482
Unilever NV ADR (Netherlands)	15,888	664,656
Unilever PLC (United Kingdom)	11,931	497,622

Dynamic Asset Allocation Balanced Fund     25

COMMON STOCKS (54.4%)* cont.	Shares	Value
Consumer staples cont.
USANA Health Sciences, Inc. †	1,375	$152,790
WH Group, Ltd. 144A (Hong Kong) †	285,562	162,132
WM Morrison Supermarkets PLC (United Kingdom)	16,917	48,357
Wolseley PLC (United Kingdom)	6,418	379,611
Woolworths, Ltd. (Australia)	10,479	234,696
Zalando SE (Germany) †	1,870	46,771
		83,931,649
Energy (3.9%)
AltaGas, Ltd. (Canada)	305	10,177
Amec Foster Wheeler PLC (United Kingdom)	40,885	548,032
Baker Hughes, Inc.	55,400	3,522,332
BG Group PLC (United Kingdom)	60,565	744,019
BP PLC (United Kingdom)	223,152	1,441,784
California Resources Corp. †	232	1,766
Callon Petroleum Co. †	45,620	340,781
Chevron Corp.	1,198	125,766
ConocoPhillips	871	54,228
Crescent Point Energy Corp. (Canada)	614	13,690
Delek US Holdings, Inc.	7,335	291,566
EnCana Corp. (Canada)	15,500	173,045
EP Energy Corp. Class A † S	16,375	171,610
EQT Corp.	166	13,756
Exxon Mobil Corp.	74,182	6,305,470
Ezion Holdings, Ltd. (Singapore)	274,900	215,020
Genel Energy PLC (United Kingdom) †	26,632	185,765
Green Plains, Inc.	9,779	278,881
Gulfport Energy Corp. †	2,287	104,996
Halliburton Co.	85,700	3,760,516
Idemitsu Kosan Co., Ltd. (Japan)	700	12,200
Lone Pine Resources Canada, Ltd. (Canada) † F	12,473	499
Lone Pine Resources, Inc. Class A (Canada) † F	12,473	499
Marathon Petroleum Corp.	77,800	7,965,942
Northern Oil and Gas, Inc. †	53,458	412,161
Occidental Petroleum Corp.	580	42,340
Oil States International, Inc. †	14,600	580,642
Pembina Pipeline Corp. (Canada)	530	16,747
Phillips 66	123,996	9,746,086
REX American Resources Corp. †	4,502	273,767
Rosetta Resources, Inc. †	2,912	49,562
Royal Dutch Shell PLC Class A (United Kingdom)	39,264	1,166,881
Royal Dutch Shell PLC Class A (United Kingdom)	28,061	837,984
Royal Dutch Shell PLC Class B (United Kingdom)	32,633	1,013,778
Schlumberger, Ltd.	127,276	10,619,909
SM Energy Co.	4,184	216,229
Spectra Energy Corp.	591	21,376
Statoil ASA (Norway)	45,316	800,670
Stone Energy Corp. †	6,407	94,055
Suncor Energy, Inc. (Canada)	11,432	334,056
26     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.4%)* cont.	Shares	Value
Energy cont.
Superior Energy Services, Inc.	143,400	$3,203,556
Total SA (France)	28,088	1,397,416
TransCanada Corp. (Canada)	832	35,578
Triangle Petroleum Corp. † S	30,551	153,672
Unit Corp. †	3,143	87,941
Vaalco Energy, Inc. †	19,310	47,310
Valero Energy Corp.	164,600	10,471,852
Vermilion Energy, Inc. (Canada)	222	9,334
W&T Offshore, Inc. S	6,400	32,704
Whiting Petroleum Corp. †	6,388	197,389
Williams Cos., Inc. (The)	627	31,720
Woodside Petroleum, Ltd. (Australia)	17,168	449,125
		68,626,180
Financials (10.2%)
Access National Corp.	5,443	102,002
ACE, Ltd.	2,538	282,962
Admiral Group PLC (United Kingdom)	14,707	333,311
AG Mortgage Investment Trust, Inc. R	3,170	59,723
Ageas (Belgium)	20,475	735,128
Agree Realty Corp. R	5,703	188,028
AIA Group, Ltd. (Hong Kong)	334,200	2,094,600
Alleghany Corp. †	73	35,551
Allianz SE (Germany)	7,823	1,359,338
Allied World Assurance Co. Holdings AG	11,970	483,588
American Capital Agency Corp. R	109,500	2,335,635
American Equity Investment Life Holding Co.	12,635	368,058
American International Group, Inc.	7,300	399,967
Amtrust Financial Services, Inc.	7,219	411,375
Aon PLC	81,900	7,872,228
Apollo Commercial Real Estate Finance, Inc. R	8,460	145,343
Apollo Residential Mortgage, Inc. R	1,264	20,145
Arch Capital Group, Ltd. †	505	31,108
Arlington Asset Investment Corp. Class A	3,671	88,324
ARMOUR Residential REIT, Inc. R	16,902	53,579
Ascendas Real Estate Investment Trust (Singapore) R	27,000	50,917
Ashford Hospitality Trust, Inc. R	19,703	189,543
Ashford, Inc. †	227	26,959
Aspen Insurance Holdings, Ltd.	11,777	556,228
Assicurazioni Generali SpA (Italy)	44,992	885,410
Australia & New Zealand Banking Group, Ltd. (Australia)	22,096	615,823
AXA SA (France)	38,093	960,578
Axis Capital Holdings, Ltd.	33,319	1,718,594
Banca Popolare di Milano Scarl (Italy) †	220,512	222,463
Banco Bilbao Vizcaya Argentaria SA (Rights) (Spain) †	68,233	9,831
Banco Bilbao Vizcaya Argentaria SA (Spain)	68,233	688,600
Banco Latinoamericano de Exportaciones SA Class E (Panama)	12,623	413,908
Banco Santander SA (Spain)	99,772	750,388
Bank Hapoalim BM (Israel)	3,700	17,815

Dynamic Asset Allocation Balanced Fund     27

COMMON STOCKS (54.4%)* cont.	Shares	Value
Financials cont.
Bank Leumi Le-Israel BM (Israel) †	5,294	$19,648
Bank of East Asia, Ltd. (BEA) (The)	6,400	25,495
Bank of Ireland (Ireland) †	1,387,393	526,243
Bank of New York Mellon Corp. (The)	134,300	5,404,232
Bank of Queensland, Ltd. (Australia)	32,585	341,614
Bank of Yokohama, Ltd. (The) (Japan)	122,000	713,370
Bankia SA (Spain) †	340,330	473,806
BankUnited, Inc.	854	27,960
Barclays PLC (United Kingdom)	95,718	343,454
Berkshire Hathaway, Inc. Class B †	775	111,848
BNP Paribas SA (France)	12,695	772,083
BOC Hong Kong Holdings, Ltd. (Hong Kong)	10,500	37,488
BofI Holding, Inc. † S	3,848	358,018
British Land Company PLC (United Kingdom) R	8,790	108,443
Broadridge Financial Solutions, Inc.	752	41,368
Canadian Imperial Bank of Commerce (Canada)	734	53,212
CapitaMall Trust (Singapore) R	31,000	49,623
Cardinal Financial Corp.	10,543	210,649
CBL & Associates Properties, Inc. R	7,207	142,699
CBRE Group, Inc. Class A †	127,600	4,939,396
Challenger, Ltd. (Australia)	119,260	649,397
Chiba Bank, Ltd. (The) (Japan)	7,000	51,410
Chubb Corp. (The)	958	96,854
Citizens & Northern Corp.	6,795	137,123
CNO Financial Group, Inc.	13,450	231,609
CNP Assurances (France)	55,997	979,536
Commonwealth Bank of Australia (Australia)	28,396	2,014,949
Credicorp, Ltd. (Peru)	1,300	182,819
Credit Acceptance Corp. †	1,280	249,600
Credit Agricole SA (France)	70,262	1,032,999
Credit Suisse Group AG (Switzerland)	14,073	378,870
Customers Bancorp, Inc.	14,726	358,725
CYS Investments, Inc. R	10,258	91,399
DAMAC Properties Dubai Co. PJSC (United Arab Emirates) †	173,608	96,898
DBS Group Holdings, Ltd. (Singapore)	48,400	716,203
Deutsche Bank AG (Germany)	16,865	586,768
Deutsche Wohnen AG (Germany)	2,809	72,031
Dewan Housing Finance Corp., Ltd. (India)	12,166	90,798
Dexus Property Group (Australia) R	102,500	590,015
DNB ASA (Norway)	14,784	237,958
Dubai Islamic Bank PJSC (United Arab Emirates) †	63,972	107,864
East West Bancorp, Inc.	3,830	154,962
Education Realty Trust, Inc. R	10,634	376,231
Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Turkey) R	127,304	144,143
Employers Holdings, Inc.	15,181	409,735
Encore Capital Group, Inc. †	7,695	320,035
EPR Properties R	2,981	178,949
Equity Commonwealth †R	7,449	197,771

28     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.4%)* cont.	Shares	Value
Financials cont.
Equity Lifestyle Properties, Inc. R	9,300	$511,035
Essent Group, Ltd. (Bermuda) †	4,968	118,785
Eurazeo SA (France)	5,245	359,822
Everest Re Group, Ltd.	14,495	2,522,130
Farmers Capital Bank Corp. †	4,898	113,879
FCB Financial Holdings, Inc. Class A †	10,930	299,154
Federal Agricultural Mortgage Corp. Class C	4,891	137,877
Federated National Holding Co.	17,130	524,178
Financial Institutions, Inc.	6,997	160,441
First Community Bancshares, Inc.	6,578	115,312
First Industrial Realty Trust R	6,434	137,881
First NBC Bank Holding Co. †	7,819	257,871
FirstMerit Corp.	8,190	156,101
Flushing Financial Corp.	6,913	138,744
Foxtons Group PLC (United Kingdom)	54,006	164,391
Gain Capital Holdings, Inc.	19,372	189,264
Genworth Financial, Inc. Class A †	26,127	190,988
Gjensidige Forsikring ASA (Norway)	2,944	50,855
Goldman Sachs Group, Inc. (The)	68,654	12,904,892
GPT Group (Australia) R	190,336	661,175
Grupo Financiero Banorte SAB de CV (Mexico)	26,500	153,647
Hammerson PLC (United Kingdom) R	47,073	464,038
Hang Seng Bank, Ltd. (Hong Kong)	45,600	825,535
Hanmi Financial Corp.	13,623	288,126
Hannover Rueckversicherung AG (Germany)	653	67,544
HCI Group, Inc.	7,448	341,640
Heartland Financial USA, Inc.	4,701	153,394
Heritage Financial Group, Inc.	6,724	183,095
Heritage Insurance Holdings, Inc. †	17,379	382,512
Hersha Hospitality Trust R	46,355	299,917
Hibernia REIT PLC (Ireland) R	461,559	580,120
HSBC Holdings PLC (United Kingdom)	199,106	1,694,427
ING Groep NV GDR (Netherlands) †	70,381	1,032,304
Insurance Australia Group, Ltd. (Australia)	171,448	794,660
Intact Financial Corp. (Canada)	2,995	225,639
Invesco Mortgage Capital, Inc. R	5,247	81,486
Investors Real Estate Trust R S	14,503	108,773
Israel Corp, Ltd. (The) (Israel)	33	11,493
Japan Hotel REIT Investment Corp. (Japan) R	149	106,032
Japan Retail Fund Investment Corp. (Japan) R	23	45,722
Jones Lang LaSalle, Inc.	13,800	2,351,520
Joyo Bank, Ltd. (The) (Japan)	109,000	561,032
JPMorgan Chase & Co.	270,818	16,406,154
Julius Baer Group, Ltd. (Switzerland)	819	41,066
KCG Holdings, Inc. Class A †	27,045	331,572
Kennedy-Wilson Holdings, Inc.	4,763	124,505
KeyCorp	272,200	3,854,352
KKR & Co. LP	7,500	171,075

Dynamic Asset Allocation Balanced Fund     29

COMMON STOCKS (54.4%)* cont.	Shares	Value
Financials cont.
Legal & General Group PLC (United Kingdom)	195,594	$807,367
Lexington Realty Trust R	28,824	283,340
Lloyds Banking Group PLC (United Kingdom) †	1,384,871	1,607,389
LTC Properties, Inc. R	7,554	347,484
M&T Bank Corp.	538	68,326
Maiden Holdings, Ltd. (Bermuda)	11,621	172,339
MainSource Financial Group, Inc.	10,427	204,786
Meta Financial Group, Inc.	3,857	153,239
Metro Bank PLC (acquired 1/15/14, cost $145,960) (Private) (United Kingdom) † ΔΔ F	6,857	144,438
MFA Financial, Inc. R	16,831	132,292
Mitsubishi Estate Co., Ltd. (Japan)	18,000	417,794
Mitsubishi UFJ Financial Group, Inc. (Japan)	137,700	852,576
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	138,500	686,074
Mitsui Fudosan Co., Ltd. (Japan)	7,000	205,726
Mizrahi Tefahot Bank, Ltd. (Israel) †	1,510	15,330
Mizuho Financial Group, Inc. (Japan)	86,700	152,501
Morgan Stanley	154,100	5,499,829
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	2,489	537,134
National Australia Bank, Ltd. (Australia)	23,461	686,878
National Health Investors, Inc. R	4,247	301,579
Natixis SA (France)	57,114	426,505
Nelnet, Inc. Class A	8,013	379,175
New Residential Investment Corp. R	31,377	471,596
Oberoi Realty, Ltd. (India)	38,643	175,358
OFG Bancorp (Puerto Rico)	6,315	103,061
One Liberty Properties, Inc. R	6,912	168,791
Opus Bank	6,242	192,753
Outfront Media, Inc. R	42,173	1,261,816
Pacific Premier Bancorp, Inc. †	6,538	105,850
PacWest Bancorp	6,078	284,997
PartnerRe, Ltd.	24,444	2,794,683
Partners Group Holding AG (Switzerland)	111	33,088
Peoples Bancorp, Inc.	6,326	149,547
Performant Financial Corp. †	8,977	30,522
PHH Corp. †	5,593	135,183
Plus500, Ltd. (United Kingdom) S	11,153	112,897
PNC Financial Services Group, Inc.	120,582	11,243,066
Popular, Inc. (Puerto Rico) †	5,385	185,190
Post Properties, Inc. R	5,335	303,722
PRA Group, Inc. †	4,127	224,179
ProAssurance Corp.	617	28,326
Prudential PLC (United Kingdom)	64,789	1,604,189
Public Storage R	32,082	6,324,645
Ramco-Gershenson Properties Trust R	8,477	157,672
Regional Management Corp. †	7,969	117,622
Regus PLC (United Kingdom)	109,122	352,191

30     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.4%)* cont.	Shares	Value
Financials cont.
Reinsurance Group of America, Inc. Class A	21,000	$1,956,990
RenaissanceRe Holdings, Ltd.	353	35,205
Republic Bancorp, Inc. Class A	4,181	103,396
Resona Holdings, Inc. (Japan)	209,000	1,039,010
Scentre Group (Australia) R	42,444	120,594
SCOR SE (France)	7,723	260,853
Select Income REIT R	5,321	132,972
Signature Bank †	326	42,243
Simon Property Group, Inc. R	407	79,625
Skandinaviska Enskilda Banken AB (Sweden)	58,905	689,066
Sovran Self Storage, Inc. R	965	90,652
St James’s Place PLC (United Kingdom)	9,689	134,066
Starwood Property Trust, Inc. R	4,071	98,925
State Street Corp.	132,400	9,735,372
Sumitomo Mitsui Financial Group, Inc. (Japan)	24,700	946,486
Sumitomo Realty & Development Co., Ltd. (Japan)	8,000	288,079
Sumitomo Warehouse Co., Ltd. (The) (Japan)	56,000	310,192
Summit Hotel Properties, Inc. R	18,252	256,806
Sun Hung Kai Properties, Ltd. (Hong Kong)	3,000	46,184
Swedbank AB Class A (Sweden) †	28,395	678,673
Swiss Re AG (Switzerland)	502	48,591
Symetra Financial Corp.	11,687	274,177
Talmer Bancorp, Inc. Class A	11,659	178,558
Taubman Centers, Inc. R	6,500	501,345
Tokyo Tatemono Co., Ltd. (Japan)	109,000	798,822
Toronto-Dominion Bank (Canada)	2,006	85,859
Travelers Cos., Inc. (The)	1,070	115,699
Tryg A/S (Denmark)	686	80,828
Turkiye Garanti Bankasi AS (Turkey)	39,358	128,763
Two Harbors Investment Corp. R	240,300	2,551,986
UBS Group AG (Switzerland)	52,579	986,783
UniCredit SpA (Italy)	75,895	514,780
United Community Banks, Inc.	6,964	131,480
United Insurance Holdings Corp.	19,130	430,425
United Overseas Bank, Ltd. (Singapore)	9,400	157,363
Universal Health Realty Income Trust R	1,766	99,338
Validus Holdings, Ltd.	835	35,154
Virgin Money Holdings UK PLC (United Kingdom) †	55,981	330,434
Visa, Inc. Class A	24,800	1,622,168
Vornado Realty Trust R	9,400	1,052,800
W.R. Berkley Corp.	808	40,812
Wells Fargo & Co.	73,964	4,023,642
Westfield Group (Australia)	37,865	274,693
Westpac Banking Corp. (Australia)	26,191	783,576
Wheelock and Co., Ltd. (Hong Kong)	173,000	883,102
WP GLIMCHER, Inc. R	203	3,376
XL Group PLC S	83,800	3,083,840
Zurich Insurance Group AG (Switzerland)	164	55,548
		178,301,881

Dynamic Asset Allocation Balanced Fund     31

COMMON STOCKS (54.4%)* cont.	Shares	Value
Health care (7.7%)
AbbVie, Inc.	527	$30,851
ACADIA Pharmaceuticals, Inc. † S	5,570	181,526
Accuray, Inc. † S	15,146	140,858
Actavis PLC †	1,400	416,668
Actelion, Ltd. (Switzerland)	9,878	1,143,741
Akorn, Inc. †	2,110	100,246
Alere, Inc. †	13,235	647,192
Alkermes PLC †	2,301	140,292
AMAG Pharmaceuticals, Inc. †	17,408	951,521
Amedisys, Inc. †	6,150	164,697
AmSurg Corp. †	4,977	306,185
Anthem, Inc. S	56,300	8,693,283
Applied Genetic Technologies Corp. †	5,193	103,808
ARIAD Pharmaceuticals, Inc. † S	65,313	538,179
Asaleo Care, Ltd. (Australia)	42,724	61,433
Astellas Pharma, Inc. (Japan)	112,300	1,840,218
AstraZeneca PLC (United Kingdom)	29,448	2,018,958
AtriCure, Inc. †	6,575	134,722
Bayer AG (Germany)	16,137	2,424,669
BioDelivery Sciences International, Inc. †	12,972	136,206
Biospecifics Technologies Corp. †	2,927	114,592
C.R. Bard, Inc.	23,570	3,944,440
Cardinal Health, Inc.	64,534	5,825,484
Cardiome Pharma Corp. (Canada) †	32,686	302,672
Catamaran Corp. †	406	24,170
Celgene Corp. †	80,664	9,298,946
Centene Corp. †	2,992	211,504
Charles River Laboratories International, Inc. †	17,000	1,347,930
Chemed Corp.	5,296	632,342
China Biologic Products, Inc. (China) †	2,000	191,020
China Pioneer Pharma Holdings, Ltd. (China)	218,000	139,037
Coloplast A/S Class B (Denmark)	15,160	1,147,216
Computer Programs & Systems, Inc.	1,255	68,096
Conatus Pharmaceuticals, Inc. †	2,232	15,892
Conmed Corp.	5,437	274,514
CSL, Ltd. (Australia)	280	19,609
DexCom, Inc. †	3,050	190,137
Dyax Corp. †	11,378	190,638
Dynavax Technologies Corp. † S	16,442	368,794
Edwards Lifesciences Corp. †	32,400	4,615,704
Eisai Co., Ltd. (Japan)	500	35,556
Eli Lilly & Co.	1,229	89,287
Emergent BioSolutions, Inc. †	8,855	254,670
Enanta Pharmaceuticals, Inc. †	2,196	67,242
Gilead Sciences, Inc. †	36,000	3,532,680
GlaxoSmithKline PLC (United Kingdom)	62,257	1,425,681
Globus Medical, Inc. Class A †	6,724	169,714
Greatbatch, Inc. †	8,243	476,858

32     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.4%)* cont.	Shares	Value
Health care cont.
Grifols SA ADR (Spain)	5,461	$179,175
Health Net, Inc./CA †	20,005	1,210,102
HealthEquity, Inc. †	8,299	207,392
HealthSouth Corp.	7,765	344,455
Henry Schein, Inc. †	204	28,482
Hill-Rom Holdings, Inc.	7,010	343,490
Hisamitsu Pharmaceutical Co., Inc. (Japan)	9,100	373,763
Hua Han Bio-Pharmaceutical Holdings, Ltd. (China)	396,000	94,340
Hyperion Therapeutics, Inc. †	6,393	293,439
ICU Medical, Inc. †	6,063	564,708
Impax Laboratories, Inc. †	8,953	419,627
Indivior PLC (United Kingdom) †	7,160	20,146
Inovio Pharmaceuticals, Inc. † S	4,112	33,554
Insulet Corp. †	4,784	159,546
Insys Therapeutics, Inc. †	6,277	364,882
Intuitive Surgical, Inc. †	4,800	2,424,144
Isis Pharmaceuticals, Inc. † S	4,703	299,440
Jazz Pharmaceuticals PLC †	8,067	1,393,897
Johnson & Johnson	116,393	11,709,136
Kindred Healthcare, Inc.	8,493	202,048
Laboratory Corp. of America Holdings †	227	28,622
Ligand Pharmaceuticals, Inc. †	1,296	99,935
McKesson Corp.	42,036	9,508,543
Medicines Co. (The) †	5,238	146,769
Mednax, Inc. †	350	25,379
Merck & Co., Inc.	245,722	14,124,101
Merck KGaA (Germany)	5,224	586,290
Merrimack Pharmaceuticals, Inc. † S	16,219	192,682
Mettler-Toledo International, Inc. †	4,300	1,413,195
MiMedx Group, Inc. † S	14,709	152,974
Nektar Therapeutics †	10,767	118,437
Novartis AG (Switzerland)	18,640	1,843,294
Novo Nordisk A/S Class B (Denmark)	21,146	1,131,450
Omega Healthcare Investors, Inc. R	3,623	146,985
OncoMed Pharmaceuticals, Inc. † S	3,276	84,455
OraSure Technologies, Inc. †	25,348	165,776
Otsuka Holdings Company, Ltd. (Japan)	21,300	667,093
Pacira Pharmaceuticals, Inc. †	1,630	144,826
Patterson Cos., Inc.	405	19,760
Perrigo Co. PLC	182	30,130
Pfizer, Inc.	508,806	17,701,361
POZEN, Inc. †	22,215	171,500
Prestige Brands Holdings, Inc. †	6,720	288,221
Prothena Corp. PLC (Ireland) †	12,271	468,016
Providence Service Corp. (The) †	5,172	274,737
PTC Therapeutics, Inc. †	2,011	122,369
Puma Biotechnology, Inc. †	670	158,194
RadNet, Inc. †	21,511	180,692

Dynamic Asset Allocation Balanced Fund     33

COMMON STOCKS (54.4%)* cont.	Shares	Value
Health care cont.
Receptos, Inc. †	2,122	$349,897
Repligen Corp. †	7,383	224,148
Retrophin, Inc. †	4,121	98,739
Roche Holding AG-Genusschein (Switzerland)	6,542	1,803,909
Sanofi (France)	20,681	2,035,032
Select Medical Holdings Corp.	22,902	339,637
Shionogi & Co., Ltd. (Japan)	4,500	150,153
Shire PLC (United Kingdom)	12,524	995,913
Sientra, Inc. †	3,212	61,638
Spectranetics Corp. (The) † S	7,101	246,831
STAAR Surgical Co. † S	14,695	109,184
Steris Corp.	1,994	140,118
Stryker Corp.	275	25,369
Sucampo Pharmaceuticals, Inc. Class A †	10,678	166,150
Surgical Care Affiliates, Inc. †	7,459	256,067
Suzuken Co., Ltd. (Japan)	6,380	194,847
Takeda Pharmaceutical Co., Ltd. (Japan)	6,300	314,902
TESARO, Inc. †	3,036	174,266
Teva Pharmaceutical Industries, Ltd. (acquired 3/3/14, cost $65,721) (Israel) ΔΔ	1,330	82,851
Threshold Pharmaceuticals, Inc. †	17,512	71,099
Trevena, Inc. †	8,837	57,617
Trinity Biotech PLC ADR (Ireland)	4,408	84,854
Triple-S Management Corp. Class B (Puerto Rico) †	3,512	69,819
UCB SA (Belgium)	3,801	273,904
West Pharmaceutical Services, Inc.	7,218	434,596
XenoPort, Inc. †	28,970	206,266
		134,779,036
Technology (9.1%)
Accenture PLC Class A	394	36,914
Activision Blizzard, Inc.	180,900	4,110,953
Advanced Energy Industries, Inc. †	13,720	352,055
Alcatel-Lucent (France) †	102,692	388,630
Alibaba Group Holding, Ltd. ADR (China) †	2,600	216,424
Amdocs, Ltd.	57,293	3,116,739
AOL, Inc. †	8,698	344,528
Apple, Inc.	219,621	27,327,441
ASML Holding NV (Netherlands)	9,023	919,389
Aspen Technology, Inc. †	4,252	163,659
Avago Technologies, Ltd.	38,100	4,837,938
AVG Technologies NV (Netherlands) †	6,001	129,922
Broadcom Corp. Class A	176,065	7,622,734
Brother Industries, Ltd. (Japan)	42,700	679,923
CACI International, Inc. Class A †	4,550	409,136
Cavium, Inc. † S	1,296	91,783
Ceva, Inc. †	9,239	196,975
Cirrus Logic, Inc. †	4,781	159,016
Computer Sciences Corp.	82,500	5,385,600

34     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.4%)* cont.	Shares	Value
Technology cont.
Constant Contact, Inc. †	4,056	$154,980
Cornerstone OnDemand, Inc. †	4,112	118,796
Cray, Inc. †	4,991	140,147
Cypress Semiconductor Corp. †	36,942	521,252
Dassault Systemes SA (France)	1,102	74,664
DSP Group, Inc. †	21,501	257,582
DST Systems, Inc.	298	32,992
Dun & Bradstreet Corp. (The)	21,600	2,772,576
eBay, Inc. †	212,100	12,233,928
Electronic Arts, Inc. †	10,500	617,558
EMC Corp.	131,800	3,368,808
EnerSys	7,779	499,723
Engility Holdings, Inc.	10,037	301,511
Fairchild Semiconductor International, Inc. †	6,967	126,660
FANUC Corp. (Japan)	6,600	1,442,276
FUJIFILM Holdings Corp. (Japan)	20,200	719,465
Fujitsu, Ltd. (Japan)	90,000	614,288
GenMark Diagnostics, Inc. †	15,773	204,734
Glu Mobile, Inc. †	65,658	328,947
Google, Inc. Class A †	24,981	13,856,961
Google, Inc. Class C †	168	92,064
Hollysys Automation Technologies, Ltd. (China)	8,100	160,947
Hoya Corp. (Japan)	35,700	1,432,070
Iliad SA (France)	426	99,528
IntraLinks Holdings, Inc. †	12,747	131,804
Intuit, Inc.	802	77,762
Itochu Techno-Solutions Corp. (Japan)	800	16,594
Japan Display, Inc. (Japan) †	37,600	135,400
Konica Minolta Holdings, Inc. (Japan)	11,900	121,032
L-3 Communications Holdings, Inc.	50,671	6,373,905
Leidos Holdings, Inc.	43,800	1,837,848
Lenovo Group, Ltd. (China)	96,000	139,831
Lexmark International, Inc. Class A	3,391	143,575
LivePerson, Inc. †	5,834	59,711
Manhattan Associates, Inc. †	4,436	224,506
Marvell Technology Group, Ltd.	208,200	3,060,540
Maxim Integrated Products, Inc.	1,252	43,582
MAXIMUS, Inc.	2,565	171,239
Mellanox Technologies, Ltd. (Israel) †	2,756	124,957
Mentor Graphics Corp.	28,502	684,903
Microsemi Corp. †	4,434	156,964
Microsoft Corp.	39,512	1,606,360
MobileIron, Inc. †	13,043	120,778
Monolithic Power Systems, Inc.	2,547	134,100
MTS Systems Corp.	1,745	132,009
Murata Manufacturing Co., Ltd. (Japan)	2,500	344,425
NetApp, Inc.	144,500	5,123,970
Netscout Systems, Inc. † S	3,279	143,784

Dynamic Asset Allocation Balanced Fund     35

COMMON STOCKS (54.4%)* cont.	Shares	Value
Technology cont.
NIC, Inc.	6,002	$106,055
Nimble Storage, Inc. † S	4,632	103,340
Nomura Research Institute, Ltd. (Japan)	1,000	37,639
NTT Data Corp. (Japan)	8,800	383,439
Oracle Corp.	322,098	13,898,529
Pandora Media, Inc. †	8,200	132,922
Perficient, Inc. †	8,545	176,796
Plantronics, Inc.	1,541	81,596
Plexus Corp. †	8,249	336,312
Power Integrations, Inc.	3,051	158,896
Proofpoint, Inc. †	3,039	179,970
PROS Holdings, Inc. †	4,648	114,852
QAD, Inc. Class A	8,332	201,634
QLogic Corp. †	39,594	583,616
Quantum Corp. †	81,249	129,998
Rovi Corp. †	8,407	153,091
Sage Group PLC (The) (United Kingdom)	1,387	9,599
Samsung Electronics Co., Ltd. (South Korea)	377	488,706
Sanmina Corp. †	7,652	185,102
SAP AG (Germany)	3,797	275,722
Sartorius AG (Preference) (Germany)	1,579	201,367
Semtech Corp. †	4,403	117,318
Silergy Corp. (Taiwan)	20,181	153,408
Skyworth Digital Holdings, Ltd. (China)	424,000	333,079
SoftBank Corp. (Japan)	16,800	976,576
SolarWinds, Inc. †	8,022	411,047
Sparton Corp. †	2,702	66,199
SS&C Technologies Holdings, Inc.	3,954	246,334
Sumco Corp. (Japan) S	15,800	265,721
Symantec Corp.	192,865	4,506,291
Synaptics, Inc. † S	7,399	601,576
Synchronoss Technologies, Inc. †	3,982	188,986
SYNNEX Corp. S	3,452	266,667
Synopsys, Inc. †	823	38,121
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	34,000	157,737
Tencent Holdings, Ltd. (China)	11,200	211,732
Tyler Technologies, Inc. †	1,941	233,949
Ultimate Software Group, Inc. †	1,184	201,227
Ultra Clean Holdings, Inc. †	26,182	187,201
United Internet AG (Germany)	14,154	645,340
Veeva Systems, Inc. Class A †	5,381	137,377
VeriFone Systems, Inc. †	6,509	227,099
Verint Systems, Inc. †	3,898	241,403
VeriSign, Inc. †	619	41,454
Western Digital Corp.	74,147	6,748,118
Xcerra Corp. †	39,989	355,502
Xerox Corp.	361,500	4,645,275
		157,915,713

36     Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (54.4%)* cont.	Shares	Value
Transportation (1.3%)
Aegean Marine Petroleum Network, Inc. (Greece) S	25,467	$365,961
Aena SA (Spain) †	1,593	160,171
Alaska Air Group, Inc.	436	28,854
ANA Holdings, Inc. (Japan)	401,000	1,075,046
ArcBest Corp.	8,356	316,609
Canadian National Railway Co. (Canada)	600	40,182
Cathay Pacific Airways, Ltd. (Hong Kong)	6,000	13,877
ComfortDelgro Corp., Ltd. (Singapore)	330,900	696,573
Copa Holdings SA Class A (Panama)	112	11,309
Delta Air Lines, Inc.	11,031	495,954
Deutsche Post AG (Germany)	19,219	601,218
East Japan Railway Co. (Japan)	600	48,178
Hankyu Hanshin Holdings, Inc. (Japan)	3,000	18,567
Hawaiian Holdings, Inc. †	18,770	413,409
International Consolidated Airlines Group SA (Spain) †	27,708	247,695
Japan Airlines Co., Ltd. (Japan)	6,200	193,248
JetBlue Airways Corp. †	34,222	658,774
Kuehne & Nagel International AG (Switzerland)	294	43,695
Matson, Inc.	2,820	118,891
MTR Corp. (Hong Kong)	5,000	23,753
Nippon Express Co., Ltd. (Japan)	3,000	16,791
Quality Distribution, Inc. †	36,406	376,074
Ryanair Holdings PLC ADR (Ireland)	840	56,087
Saia, Inc. †	7,388	327,288
Scorpio Tankers, Inc.	20,665	194,664
Singapore Airlines, Ltd. (Singapore)	2,000	17,414
Southwest Airlines Co.	215,219	9,534,202
Spirit Airlines, Inc. †	4,814	372,411
Swift Transportation Co. †	24,810	645,556
Tobu Railway Co., Ltd. (Japan)	3,000	14,246
Union Pacific Corp.	53,680	5,814,081
United Parcel Service, Inc. Class B	928	89,960
Universal Truckload Services, Inc.	776	19,540
West Japan Railway Co. (Japan)	500	26,254
Yamato Holdings Co., Ltd. (Japan)	1,100	25,397
		23,101,929
Utilities and power (1.6%)
Alliant Energy Corp.	7,400	466,200
Centrica PLC (United Kingdom)	135,171	507,011
China Resources Power Holdings Co., Ltd. (China)	48,000	120,457
CLP Holdings, Ltd. (Hong Kong)	2,000	17,465
CMS Energy Corp.	579	20,213
Concord New Energy Group, Ltd. (China) †	1,730,000	120,523
Edison International	100,500	6,278,235
Enbridge, Inc. (Canada)	873	42,080
Enel SpA (Italy)	157,988	711,627
ENI SpA (Italy)	35,568	615,609
Entergy Corp.	121,125	9,385,976

Dynamic Asset Allocation Balanced Fund     37

COMMON STOCKS (54.4%)* cont.	Shares	Value
Utilities and power cont.
Fortum OYJ (Finland)	1,787	$37,458
ITC Holdings Corp.	339	12,689
Kenon Holdings, Ltd. (Singapore) †	231	4,470
Kinder Morgan, Inc.	580	24,395
National Grid PLC (United Kingdom)	3,135	40,081
OGE Energy Corp.	60,700	1,918,727
Origin Energy, Ltd. (Australia)	15,071	129,164
PG&E Corp.	945	50,151
PPL Corp.	1,316	44,297
Red Electrica Corporacion SA (Spain)	15,140	1,228,409
RWE AG (Germany)	7,288	186,341
Snam SpA (Italy)	6,444	31,213
Southern Co. (The)	1,818	80,501
SSE PLC (United Kingdom)	9,149	203,209
Terna SPA (Italy)	6,323	27,839
Tokyo Gas Co., Ltd. (Japan)	251,000	1,580,783
UGI Corp.	79,600	2,594,164
United Utilities Group PLC (United Kingdom)	54,449	753,430
Veolia Environnement SA (France)	21,672	410,255
		27,642,972
Total common stocks (cost $773,149,328)		$950,390,222

CORPORATE BONDS AND NOTES (15.7%)*	Principal amount	Value
Basic materials (1.0%)
Agrium, Inc. sr. unsec. notes 3 3/8s, 2025 (Canada)	$400,000	$401,043
Agrium, Inc. sr. unsec. unsub. 5 1/4s, 2045 (Canada)	150,000	169,018
Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s, 2017 (Canada)	38,000	39,560
Alcoa, Inc. sr. unsec. unsub. notes 5.4s, 2021	30,000	32,661
Alcoa, Inc. sr. unsec. unsub. notes 5 1/8s, 2024	25,000	26,758
Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	90,000	94,500
ArcelorMittal SA sr. unsec. bonds 10.6s, 2019 (France)	859,000	1,050,664
ArcelorMittal SA sr. unsec. unsub. notes 7 3/4s, 2039 (France)	34,000	35,700
Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	851,000	953,547
Boise Cascade Co. company guaranty sr. unsec. notes 6 3/8s, 2020	147,000	154,350
Celanese US Holdings, LLC company guaranty sr. unsec. unsub. notes 4 5/8s, 2022 (Germany)	67,000	67,503
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	190,000	205,200
CF Industries, Inc. company guaranty sr. unsec. notes 5 3/8s, 2044	85,000	95,036
CF Industries, Inc. company guaranty sr. unsec. notes 5.15s, 2034	58,000	63,392
CF Industries, Inc. company guaranty sr. unsec. unsub. notes 7 1/8s, 2020	98,000	118,084
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	110,000	110,413

38     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Basic materials cont.
CPG Merger Sub, LLC 144A company guaranty sr. unsec. unsub. notes 8s, 2021	$147,000	$149,205
Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	220,000	221,932
Dow Chemical Co. (The) sr. unsec. unsub. notes 3 1/2s, 2024	965,000	979,956
E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	525,000	561,512
Eastman Chemical Co. sr. unsec. unsub. notes 3.8s, 2025	295,000	306,304
Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s, 2020 (Canada)	37,000	36,538
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7s, 2021 (Canada)	84,000	77,490
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)	49,000	52,147
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4 5/8s, 2024	506,000	525,014
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub. notes 4 1/8s, 2023	740,000	753,611
HD Supply, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020	173,000	185,110
HD Supply, Inc. company guaranty sr. unsec. unsub. notes 11 1/2s, 2020	84,000	97,125
HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	155,000	159,650
Hexion U.S. Finance Corp. company guaranty sr. notes 6 5/8s, 2020	44,000	40,260
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC company guaranty sr. notes 8 7/8s, 2018	5,000	4,413
HudBay Minerals, Inc. company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	155,000	161,200
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 9 1/2s, 2020 (Canada)	130,000	135,200
Huntsman International, LLC company guaranty sr. unsec. sub. notes 8 5/8s, 2021	107,000	114,490
Huntsman International, LLC company guaranty sr. unsec. unsub. notes 4 7/8s, 2020	290,000	290,000
Huntsman International, LLC 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	35,000	35,088
JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	164,000	177,940
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	127,000	135,573
Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	310,000	386,886
LyondellBasell Industries NV sr. unsec. unsub. notes 4 5/8s, 2055	255,000	253,918
Mercer International, Inc. company guaranty sr. unsec. notes 7 3/4s, 2022 (Canada)	145,000	153,700
Methanex Corp. sr. unsec. unsub. notes 5.65s, 2044 (Canada)	385,000	404,364
Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	40,000	41,114
Momentive Performance Materials, Inc. company guaranty sr. notes 3.88s, 2021	110,000	97,350
Momentive Performance Materials, Inc. escrow company guaranty sr. notes 8 7/8s, 2020 F	110,000	1
Monsanto Company sr. unsec. notes 5 1/2s, 2025	815,000	980,784
Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	28,000	33,190
Dynamic Asset Allocation Balanced Fund     39

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Basic materials cont.
Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	$12,000	$13,974
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes 7s, 2020 (Canada)	135,000	138,713
New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	135,000	133,481
Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	300,000	322,878
Platform Specialty Products Corp. 144A sr. unsec. notes 6 1/2s, 2022	110,000	114,400
PQ Corp. 144A sr. notes 8 3/4s, 2018	144,000	149,040
Rio Tinto Finance USA PLC company guaranty sr. unsec. unsub. notes 1 5/8s, 2017 (United Kingdom)	865,000	869,765
Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 9s, 2019 (Australia)	265,000	336,049
Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.45s, 2019	228,000	244,831
Rockwood Specialties Group, Inc. company guaranty sr. unsec. notes 4 5/8s, 2020	1,465,000	1,525,431
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A company guaranty sr. unsec. notes 10s, 2020	140,000	136,850
Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty sr. notes 9s, 2017	155,000	156,550
SBA Communications Corp. 144A sr. unsec. notes 4 7/8s, 2022	95,000	93,058
Sealed Air Corp. 144A company guaranty sr. unsec. notes 8 3/8s, 2021	60,000	67,500
Sealed Air Corp. 144A company guaranty sr. unsec. notes 6 7/8s, 2033	35,000	36,838
Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	80,000	89,000
Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	113,000	118,509
Sealed Air Corp. 144A sr. unsec. notes 5 1/8s, 2024	60,000	62,100
Sealed Air Corp. 144A sr. unsec. notes 4 7/8s, 2022	45,000	45,900
Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsub. notes 7 1/2s, 2025 (Ireland)	60,000	72,600
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022	20,000	21,350
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2019	27,000	28,755
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 5 1/4s, 2023	13,000	13,163
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/2s, 2024	80,000	81,100
Steel Dynamics, Inc. 144A company guaranty sr. unsec. unsub. notes 5 1/8s, 2021	25,000	25,156
TMS International Corp. 144A company guaranty sr. unsec. notes 7 5/8s, 2021	140,000	140,350
USG Corp. 144A company guaranty sr. unsec. notes 5 7/8s, 2021	23,000	24,323
USG Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2025	25,000	25,500
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. bonds 6s, 2023	173,000	165,648

40     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Basic materials cont.
Westvaco Corp. company guaranty sr. unsec. unsub. notes 8.2s, 2030	$310,000	$437,825
Westvaco Corp. company guaranty sr. unsec. unsub. notes 7.95s, 2031	223,000	300,697
Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	405,000	544,117
WR Grace & Co. — Conn. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	175,000	186,813
WR Grace & Co. — Conn. 144A company guaranty sr. unsec. notes 5 1/8s, 2021	100,000	103,750
		17,994,508
Capital goods (0.5%)
ADS Waste Holdings, Inc. company guaranty sr. unsec. notes 8 1/4s, 2020	317,000	331,265
American Axle & Manufacturing, Inc. company guaranty sr. unsec. notes 7 3/4s, 2019	212,000	241,150
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	95,000	95,000
Amstead Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2022	65,000	65,406
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/2s, 2022	60,000	61,500
Belden, Inc. 144A company guaranty sr. unsec. sub. notes 5 1/4s, 2024	60,000	60,450
Berry Plastics Corp. company guaranty notes 5 1/2s, 2022	57,000	58,568
Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021	160,000	176,200
Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	240,000	269,748
Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)	125,000	130,813
Bombardier, Inc. 144A sr. unsec. notes 7 1/2s, 2025 (Canada)	95,000	93,753
Briggs & Stratton Corp. company guaranty sr. unsec. notes 6 7/8s, 2020	315,000	345,042
Covidien International Finance SA company guaranty sr. unsec. unsub. notes 6s, 2017 (Luxembourg)	865,000	964,658
Crown Americas, LLC/Crown Americas Capital Corp. IV company guaranty sr. unsec. notes 4 1/2s, 2023	280,000	282,450
Crown Cork & Seal Co., Inc. sr. unsec. bonds 7 3/8s, 2026	80,000	91,600
Deere & Co. sr. unsec. unsub. notes 2.6s, 2022	510,000	511,956
Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023	810,000	868,725
Gates Global, LLC/Gates Global Co. 144A sr. unsec. notes 6s, 2022	210,000	199,238
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 3.6s, 2042	290,000	290,492
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2 1/4s, 2022	245,000	240,718
Huntington Ingalls Industries, Inc. 144A company guaranty sr. unsec. notes 5s, 2021	65,000	67,763
KLX, Inc. 144A company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	55,000	54,863
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	686,000	971,712
Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes 5 7/8s, 2022	125,000	134,375

Dynamic Asset Allocation Balanced Fund     41

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Capital goods cont.
MasTec, Inc. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	$105,000	$98,175
Moog, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2022	60,000	61,800
Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	110,000	117,838
Oshkosh Corp. company guaranty sr. unsec. notes 5 3/8s, 2022	180,000	186,750
Oshkosh Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	75,000	77,250
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 5 3/8s, 2025	120,000	123,450
Pittsburgh Glass Works, LLC 144A company guaranty sr. notes 8s, 2018	178,000	188,235
Raytheon Co. sr. unsec. notes 4 7/8s, 2040	135,000	157,116
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. notes 5 3/4s, 2020	55,000	56,856
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds Group Issuer Lu company guaranty sr. unsec. unsub. notes 8 1/4s, 2021 (New Zealand)	100,000	107,000
Tenneco, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2024	155,000	161,200
Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	103,000	109,180
Terex Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2020	27,000	28,080
Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	164,000	168,100
TransDigm, Inc. company guaranty sr. unsec. sub. notes 7 1/2s, 2021	133,000	142,975
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6 1/2s, 2024	27,000	27,135
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2020	23,000	22,713
United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	736,000	817,858
Zebra Technologies Corp. 144A sr. unsec. unsub. notes 7 1/4s, 2022	85,000	91,588
		9,350,744
Communication services (1.4%)
Adelphia Communications Corp. escrow bonds zero %, 2015	270,000	2,025
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 6 1/8s, 2040 (Mexico)	165,000	204,569
America Movil SAB de CV company guaranty sr. unsec. unsub. notes 2 3/8s, 2016 (Mexico)	200,000	203,716
American Tower Corp. sr. unsec. notes 7s, 2017 R	440,000	495,549
AT&T, Inc. sr. unsec. unsub. notes 5.8s, 2019	535,000	606,242
AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	865,000	867,931
Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	240,000	270,000
Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	40,000	45,300
Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	70,000	77,700
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	68,000	71,315
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. notes 5 1/4s, 2022	54,000	55,350

42     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. bonds 5 1/8s, 2023	$114,000	$115,425
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsec. unsub. notes 6 5/8s, 2022	83,000	88,706
CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty sr. unsub. notes 7s, 2019	120,000	124,950
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 3/4s, 2024	130,000	133,900
CCOH Safari, LLC company guaranty sr. unsec. bonds 5 1/2s, 2022	70,000	71,575
CenturyLink, Inc. sr. unsec. unsub. notes 6 3/4s, 2023	113,000	124,441
CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	24,000	25,200
Comcast Corp. company guaranty sr. unsec. unsub. bonds 6 1/2s, 2017	865,000	948,652
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.95s, 2037	790,000	1,122,120
Comcast Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2035	110,000	149,480
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.45s, 2037	345,000	467,170
Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	220,000	231,000
Crown Castle International Corp. sr. unsec. unsub. notes 4 7/8s, 2022 R	60,000	62,100
Crown Castle Towers, LLC 144A company guaranty sr. notes 4.883s, 2020	75,000	82,351
CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	183,000	203,588
CSC Holdings, LLC 144A sr. unsec. notes 5 1/4s, 2024	90,000	91,800
Deutsche Telekom International Finance BV company guaranty 8 3/4s, 2030 (Netherlands)	435,000	664,961
DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	82,000	91,635
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	145,000	145,181
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	15,000	15,038
Frontier Communications Corp. sr. unsec. unsub. notes 7 5/8s, 2024	30,000	31,238
Hughes Satellite Systems Corp. company guaranty sr. notes 6 1/2s, 2019	102,000	110,670
Hughes Satellite Systems Corp. company guaranty sr. unsec. notes 7 5/8s, 2021	28,000	30,800
Intelsat Jackson Holdings SA company guaranty sr. unsec. bonds 6 5/8s, 2022 (Bermuda)	53,000	51,145
Intelsat Jackson Holdings SA company guaranty sr. unsec. notes 7 1/2s, 2021 (Bermuda)	104,000	106,990
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 8 1/8s, 2023 (Luxembourg)	147,000	135,240
Intelsat Luxembourg SA company guaranty sr. unsec. bonds 7 3/4s, 2021 (Luxembourg)	338,000	311,805
Koninklijke KPN NV sr. unsec. unsub. bonds 8 3/8s, 2030 (Netherlands)	185,000	267,496
Level 3 Communications, Inc. sr. unsec. unsub. notes 5 3/4s, 2022	50,000	51,345

Dynamic Asset Allocation Balanced Fund     43

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 8 5/8s, 2020	$92,000	$99,705
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 7s, 2020	105,000	112,088
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	125,000	131,094
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	105,000	107,625
NII International Telecom SCA 144A company guaranty sr. unsec. notes 7 7/8s, 2019 (Luxembourg) (In default) †	25,000	23,188
Numericable Group SA 144A sr. notes 6s, 2022 (France)	400,000	405,143
Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	277,000	304,622
Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s, 2023 (Canada)	83,000	85,490
Qwest Corp. sr. unsec. notes 6 3/4s, 2021	295,000	338,144
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	115,000	133,701
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4 1/2s, 2043 (Canada)	510,000	524,576
SBA Telecommunications, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2020	34,000	35,743
SES SA 144A company guaranty sr. unsec. notes 3.6s, 2023 (France)	253,000	262,377
Sprint Capital Corp. company guaranty 6 7/8s, 2028	497,000	455,998
Sprint Communications, Inc. sr. unsec. unsub. notes 8 3/8s, 2017	107,000	116,095
Sprint Communications, Inc. sr. unsec. unsub. notes 7s, 2020	67,000	67,838
Sprint Communications, Inc. 144A company guaranty sr. unsec. notes 9s, 2018	169,000	193,928
Sprint Corp. company guaranty sr. unsec. notes 7 7/8s, 2023	303,000	309,060
Sprint Corp. company guaranty sr. unsec. notes 7 1/4s, 2021	390,000	391,950
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.836s, 2023	17,000	17,914
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.633s, 2021	47,000	49,291
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2023	147,000	153,983
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6.464s, 2019	43,000	44,344
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 3/8s, 2025	70,000	72,233
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/4s, 2021	127,000	132,398
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	213,000	219,656
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023	50,000	51,235
TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	400,000	550,126
Telecom Italia SpA 144A sr. unsec. notes 5.303s, 2024 (Italy)	500,000	523,750
Telefonica Emisiones SAU company guaranty sr. unsec. notes 4.57s, 2023 (Spain)	342,000	376,339

44     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Communication services cont.
Verizon Communications, Inc. sr. unsec. notes 6.35s, 2019	$240,000	$279,289
Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020	627,000	637,885
Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	58,000	72,392
Verizon Communications, Inc. sr. unsec. unsub. notes 4.4s, 2034	815,000	830,203
Verizon Communications, Inc. 144A sr. unsec. unsub. notes 4.522s, 2048	3,454,000	3,438,340
Verizon New Jersey, Inc. company guaranty sr. unsec. unsub. bonds 8s, 2022	160,000	202,324
Verizon New York, Inc. company guaranty sr. unsec. notes Ser. B, 7 3/8s, 2032	512,000	639,382
Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds 8.35s, 2030	240,000	318,732
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s, 2022 (Canada)	130,000	133,900
Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017 (United Kingdom)	1,498,000	1,489,712
West Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	45,000	43,875
WideOpenWest Finance, LLC/WideOpenWest Capital Corp. company guaranty sr. unsec. notes 10 1/4s, 2019	197,000	211,775
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2017	193,000	209,164
Windstream Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2021	83,000	82,793
Windstream Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2023	84,000	75,390
		23,910,489
Consumer cyclicals (2.1%)
21st Century Fox America, Inc. company guaranty sr. unsec. debs. 7 3/4s, 2024	350,000	452,968
21st Century Fox America, Inc. company guaranty sr. unsec. unsub. debs. 7 3/4s, 2045	1,425,000	2,149,577
Alliance Data Systems Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2022	130,000	129,675
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	851,000	851,141
AMC Entertainment, Inc. company guaranty sr. sub. notes 9 3/4s, 2020	77,000	84,315
AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes 5 7/8s, 2022	74,000	76,775
American Tire Distributors, Inc. 144A sr. unsec. sub. notes 10 1/4s, 2022	155,000	161,200
Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	44,000	49,444
Autonation, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2020	692,000	761,200
Bed Bath & Beyond, Inc. sr. unsec. notes 5.165s, 2044	515,000	567,893
Bon-Ton Department Stores, Inc. (The) company guaranty notes 10 5/8s, 2017	217,000	214,830
Bon-Ton Department Stores, Inc. (The) company guaranty notes 8s, 2021	132,000	108,900

Dynamic Asset Allocation Balanced Fund     45

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Brookfield Residential Properties, Inc. 144A company guaranty sr. unsec. notes 6 1/2s, 2020 (Canada)	$134,000	$140,030
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2022 (Canada)	64,000	66,413
Building Materials Corp. of America 144A sr. unsec. notes 6 3/4s, 2021	55,000	58,438
Building Materials Corp. of America 144A sr. unsec. notes 5 3/8s, 2024	230,000	233,450
CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	377,000	522,910
CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	430,000	465,976
CCM Merger, Inc. 144A company guaranty sr. unsec. notes 9 1/8s, 2019	84,000	91,350
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. company guaranty sr. unsec. notes 5 1/4s, 2021	93,000	96,023
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. 144A company guaranty sr. unsec. notes 5 3/8s, 2024	30,000	30,675
Cinemark USA, Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	24,000	24,360
Cinemark USA, Inc. company guaranty sr. unsec. notes 4 7/8s, 2023	53,000	52,735
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes 7 3/8s, 2021	25,000	26,813
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. notes 7 5/8s, 2020	120,000	126,600
Clear Channel Worldwide Holdings, Inc. company guaranty sr. unsec. unsub. notes 6 1/2s, 2022	420,000	442,050
Cumulus Media Holdings, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019	57,000	55,860
Dana Holding Corp. sr. unsec. notes 5 1/2s, 2024	80,000	82,500
Dana Holding Corp. sr. unsec. unsub. notes 6s, 2023	133,000	141,645
Dana Holding Corp. sr. unsec. unsub. notes 5 3/8s, 2021	40,000	41,600
DH Services Luxembourg Sarl 144A company guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	134,000	140,030
Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	585,000	568,478
Entercom Radio, LLC company guaranty sr. unsec. sub. notes 10 1/2s, 2019	113,000	122,605
Expedia, Inc. company guaranty sr. unsec. unsub. notes 5.95s, 2020	535,000	603,949
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 3/4s, 2023	55,000	57,888
Family Tree Escrow, LLC 144A sr. unsec. unsub. notes 5 1/4s, 2020	40,000	41,900
First Cash Financial Services, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2021 (Mexico)	60,000	61,800
Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	162,000	219,081
Ford Motor Co. sr. unsec. unsub. notes 9.98s, 2047	390,000	640,034
Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	841,000	1,161,076
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	235,000	347,763
Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020	1,060,000	1,324,482

46     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.		Principal amount	Value
Consumer cyclicals cont.
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020		$60,000	$62,550
Gannett Co., Inc. company guaranty sr. unsec. bonds 5 1/8s, 2019		80,000	83,800
Gannett Co., Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2021		135,000	137,700
Garda World Security Corp. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021 (Canada)		150,000	146,070
General Motors Co. sr. unsec. unsub. notes 5.2s, 2045		230,000	249,627
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 3 1/4s, 2018		432,000	440,100
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 2 3/4s, 2016		365,000	369,073
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4s, 2025		170,000	173,386
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018		97,000	97,243
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 7/8s, 2020		130,000	133,250
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4 3/8s, 2018		263,000	270,233
Gray Television, Inc. company guaranty sr. unsec. notes 7 1/2s, 2020		140,000	147,350
Great Canadian Gaming Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	165,000	136,952
Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A sr. unsec. notes 7s, 2020		$34,000	17,000
Grupo Televisa SAB sr. unsec. bonds 6 5/8s, 2040 (Mexico)		545,000	672,085
Historic TW, Inc. company guaranty sr. unsec. unsub. bonds 9.15s, 2023		25,000	34,527
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		385,000	401,921
Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		184,000	212,982
Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		851,000	946,715
Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021		144,000	150,840
Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		100,000	100,944
Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017 ‡‡		150,000	151,500
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2021		270,000	258,525
iHeartCommunications, Inc. company guaranty sr. notes 9s, 2019		282,000	279,180
Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes 5 7/8s, 2021		67,000	68,843
Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub. notes 8 7/8s, 2020		83,000	89,640
Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2019		103,000	106,927
Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡		100,000	97,000
Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019		245,000	245,613
Johnson Controls, Inc. sr. unsec. notes 4.95s, 2064		515,000	552,168

Dynamic Asset Allocation Balanced Fund     47

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Consumer cyclicals cont.
L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	$92,000	$105,110
L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	53,000	58,300
Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022	84,000	88,410
Lamar Media Corp. company guaranty sr. unsec. notes 5 3/8s, 2024	90,000	93,825
Lender Processing Services, Inc./Black Knight Lending Solutions, Inc. company guaranty sr. unsec. unsub. notes 5 3/4s, 2023	127,000	134,938
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 3/4s, 2022	155,000	157,713
Lennar Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2019	57,000	58,853
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	190,000	197,125
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6.9s, 2029	315,000	408,991
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 5 1/8s, 2042	255,000	285,621
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 4.3s, 2043	610,000	619,007
Masonite International Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2023	60,000	61,500
Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s, 2020 (Canada)	265,000	255,063
Media General Financing Sub, Inc. 144A sr. unsec. notes 5 7/8s, 2022	30,000	30,600
MGM Resorts International company guaranty sr. unsec. notes 6 3/4s, 2020	230,000	246,675
MGM Resorts International company guaranty sr. unsec. notes 5 1/4s, 2020	255,000	258,800
MGM Resorts International company guaranty sr. unsec. unsub. notes 8 5/8s, 2019	70,000	79,800
MGM Resorts International company guaranty sr. unsec. unsub. notes 6 5/8s, 2021	180,000	191,925
MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	591,616	640,424
Navistar International Corp. sr. notes 8 1/4s, 2021	208,000	202,540
Neiman Marcus Group, LLC (The) company guaranty sr. notes 7 1/8s, 2028	185,000	188,700
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8 3/4s, 2021 ‡‡	375,000	397,500
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. notes 8s, 2021	60,000	63,600
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	220,000	226,600
Nordstrom, Inc. sr. unsec. notes 5s, 2044	240,000	276,903
Nordstrom, Inc. sr. unsec. unsub. notes 6.95s, 2028	865,000	1,151,036
Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	295,000	311,520
Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	195,000	208,650
O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub. notes 3.85s, 2023	115,000	120,146

48     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Outfront Media Capital LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 7/8s, 2025	$75,000	$79,313
Outfront Media Capital LLC/Outfront Media Capital Corp. company guaranty sr. unsec. notes 5 5/8s, 2024	137,000	143,508
Outfront Media Capital, LLC/Outfront Media Capital Corp. 144A sr. unsec. notes 5 5/8s, 2024	15,000	15,713
Owens Corning company guaranty sr. unsec. notes 9s, 2019	57,000	68,918
Penn National Gaming, Inc. sr. unsec. notes 5 7/8s, 2021	172,000	170,710
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/4s, 2022	127,000	133,350
Penske Automotive Group, Inc. company guaranty sr. unsec. sub. notes 5 3/8s, 2024	110,000	113,300
Petco Animal Supplies, Inc. 144A company guaranty sr. unsec. notes 9 1/4s, 2018	73,000	76,833
Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017 ‡‡	65,000	66,788
Priceline Group, Inc. (The) sr. unsec. unsub. notes 3.65s, 2025	426,000	433,527
PulteGroup, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	137,000	153,098
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7 7/8s, 2032	75,000	87,375
QVC, Inc. company guaranty sr. notes 4.85s, 2024	195,000	202,713
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	103,000	104,159
Regal Entertainment Group sr. unsec. notes 5 3/4s, 2022	53,000	54,060
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 144A sr. notes 9 1/2s, 2019	141,000	149,460
ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	150,000	157,125
Sabre GLBL, Inc. 144A sr. notes 8 1/2s, 2019	66,000	70,620
Scientific Games Corp. company guaranty sr. unsec. sub. notes 8 1/8s, 2018	40,000	36,000
Scientific Games International, Inc. company guaranty sr. unsec. sub. notes 6 1/4s, 2020	40,000	29,800
Scientific Games International, Inc. 144A company guaranty sr. notes 7s, 2022	115,000	117,588
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 10s, 2022	305,000	285,175
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 6 3/8s, 2021	87,000	92,003
Sinclair Television Group, Inc. company guaranty sr. unsec. notes 5 3/8s, 2021	33,000	33,866
Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	24,000	25,145
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	35,000	35,613
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 6s, 2024	100,000	104,500
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	203,000	211,628
Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	27,000	28,553
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. unsub. notes 5 1/4s, 2021	203,000	208,583

Dynamic Asset Allocation Balanced Fund     49

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2022	$4,000	$4,270
Spectrum Brands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	7,000	7,420
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2020	115,000	121,325
Spectrum Brands, Inc. 144A company guaranty sr. unsec. unsub. notes 6 1/8s, 2024	70,000	74,725
Standard Pacific Corp. company guaranty sr. unsec. notes 6 1/4s, 2021	104,000	110,240
Standard Pacific Corp. company guaranty sr. unsec. notes 5 7/8s, 2024	65,000	66,788
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	110,000	104,775
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 7 3/4s, 2020	47,000	50,055
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2024	50,000	48,875
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	77,000	76,038
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 144A sr. notes 7 3/4s, 2020	124,000	131,440
Tiffany & Co. 144A sr. unsec. notes 4.9s, 2044	460,000	473,863
Time Warner, Inc. company guaranty sr. unsec. notes 3.15s, 2015	80,000	80,581
Townsquare Radio, LLC/Townsquare Radio, Inc. 144A company guaranty sr. unsec. notes 9s, 2019	64,000	68,215
Toyota Motor Credit Corp. sr. unsec. unsub. notes Ser. MTN, 1 1/4s, 2017	865,000	867,568
Tri Pointe Holdings, Inc. 144A sr. unsec. unsub. notes 5 7/8s, 2024	250,000	244,375
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2021	30,000	30,563
TRW Automotive, Inc. 144A company guaranty sr. unsec. notes 4.45s, 2023	170,000	173,613
Univision Communications, Inc. 144A company guaranty sr. notes 5 1/8s, 2025	40,000	40,850
Univision Communications, Inc. 144A company guaranty sr. unsec. notes 8 1/2s, 2021	204,000	218,025
Vulcan Materials Co. sr. unsec. unsub. notes 4 1/2s, 2025	110,000	111,650
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	844,000	1,179,076
Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	50,000	59,861
Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	165,000	171,503
Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	65,000	74,613
Walt Disney Co. (The) sr. unsec. unsub. notes Ser. MTN, 1.1s, 2017	865,000	865,469
		36,494,851
Consumer staples (1.2%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	254,000	272,630
Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	10,000	12,831

50     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Consumer staples cont.
Altria Group, Inc. company guaranty sr. unsec. unsub. notes 2.85s, 2022	$560,000	$556,550
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec. notes 1 1/4s, 2018	865,000	866,086
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 8.2s, 2039	895,000	1,398,949
Anheuser-Busch InBev Worldwide, Inc. company guaranty unsec. unsub. notes 5 3/8s, 2020	325,000	374,357
Ashtead Capital, Inc. 144A company guaranty sr. notes 6 1/2s, 2022	250,000	266,250
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	113,000	116,249
BC ULC/New Red Finance, Inc. 144A notes 6s, 2022 (Canada)	270,000	279,450
BlueLine Rental Finance Corp. 144A sr. notes 7s, 2019	162,000	166,860
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. notes 8 1/2s, 2019	27,000	33,271
Bunge, Ltd. Finance Corp. company guaranty sr. unsec. unsub. notes 4.1s, 2016	253,000	259,436
Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	400,000	421,080
CEC Entertainment, Inc. company guaranty sr. unsec. notes 8s, 2022	120,000	118,500
Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	312,000	322,920
Coca-Cola Co. (The) sr. unsec. unsub. notes 3.2s, 2023	430,000	450,401
ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	1,034,000	1,208,871
Constellation Brands, Inc. company guaranty sr. unsec. notes 4 1/4s, 2023	30,000	30,825
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016	125,000	134,219
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 6s, 2022	103,000	117,420
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 4 3/4s, 2024	15,000	15,863
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 3 7/8s, 2019	10,000	10,300
Corrections Corp. of America company guaranty sr. unsec. notes 4 5/8s, 2023 R	198,000	198,000
Corrections Corp. of America company guaranty sr. unsec. notes 4 1/8s, 2020 R	24,000	24,150
CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	865,000	884,399
CVS Pass-Through Trust sr. notes 6.036s, 2028	42,075	49,238
CVS Pass-Through Trust 144A sr. mtge. notes 4.704s, 2036	348,796	381,515
Dean Foods Co. 144A sr. unsec. notes 6 1/2s, 2023	120,000	120,450
Diageo Capital PLC company guaranty sr. unsec. unsub. notes 1 1/2s, 2017 (United Kingdom)	407,000	410,808
Diageo Investment Corp. company guaranty sr. unsec. debs. 8s, 2022	165,000	219,274
Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	193,000	169,840
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4 1/2s, 2045	550,000	556,416

Dynamic Asset Allocation Balanced Fund     51

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Consumer staples cont.
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7s, 2037	$509,000	$686,368
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5 5/8s, 2042	462,000	538,791
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85s, 2024	176,000	183,319
Grupo Bimbo SAB de CV 144A sr. unsec. notes 4 7/8s, 2044 (Mexico)	400,000	405,122
Grupo Bimbo SAB de CV 144A sr. unsec. notes 3 7/8s, 2024 (Mexico)	515,000	524,652
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 8 1/4s, 2020 (Brazil)	43,000	45,688
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	65,000	68,656
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes 7 1/4s, 2021 (Brazil)	35,000	36,969
Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	420,000	543,329
Kroger Co. (The) company guaranty sr. unsec. notes 6.9s, 2038	860,000	1,174,119
Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	37,000	38,388
Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020	275,000	294,938
McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	302,000	396,421
McDonald’s Corp. sr. unsec. notes 5.7s, 2039	393,000	488,816
Molson Coors Brewing Co. company guaranty sr. unsec. unsub. notes 5s, 2042	295,000	313,231
PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	346,000	419,396
PepsiCo, Inc. sr. unsec. unsub. notes 4 1/4s, 2044	190,000	202,290
PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	859,000	862,798
Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes 5 3/4s, 2025	115,000	117,588
Prestige Brands, Inc. 144A sr. unsec. notes 5 3/8s, 2021	92,000	93,150
Revlon Consumer Products Corp. company guaranty sr. unsec. notes 5 3/4s, 2021	143,000	147,648
Rite Aid Corp. 144A company guaranty sr. unsec. notes 6 1/8s, 2023	160,000	164,000
SABMiller Holdings, Inc. 144A company guaranty sr. unsec. notes 4.95s, 2042	270,000	303,368
Tyson Foods, Inc. company guaranty sr. unsec. unsub. notes 6.6s, 2016	205,000	216,256
United Rentals North America, Inc. company guaranty sr. unsec. notes 7 5/8s, 2022	60,000	65,850
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 3/4s, 2024	58,000	59,885
United Rentals North America, Inc. company guaranty sr. unsec. notes 5 1/2s, 2025	110,000	112,063
United Rentals North America, Inc. company guaranty sr. unsec. unsub. notes 6 1/8s, 2023	120,000	127,050
Vander Intermediate Holding II Corp. 144A sr. unsec. notes 9 3/4s, 2019 ‡‡	150,000	151,125

52     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Consumer staples cont.
Walgreens Boots Alliance, Inc. company guaranty sr. unsec. unsub. notes 3.3s, 2021	$505,000	$520,607
WhiteWave Foods Co. (The) company guaranty sr. unsec. unsub. notes 5 3/8s, 2022	155,000	166,625
		19,915,914
Energy (1.2%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes 6 1/4s, 2021	195,000	49,238
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	53,000	56,575
Anadarko Petroleum Corp. sr. unsec. notes 6.45s, 2036	175,000	217,088
Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019	215,000	253,652
Antero Resources Corp. company guaranty sr. unsec. notes 5 1/8s, 2022	90,000	86,400
Antero Resources Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2023	85,000	84,150
Antero Resources Finance Corp. company guaranty sr. unsec. notes 5 3/8s, 2021	90,000	87,300
Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	50,000	53,408
Apache Corp. sr. unsec. unsub. notes 3 1/4s, 2022	254,000	258,118
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 5/8s, 2024 (Canada)	77,000	70,455
Baytex Energy Corp. 144A company guaranty sr. unsec. notes 5 1/8s, 2021 (Canada)	12,000	11,010
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.2s, 2016 (United Kingdom)	885,000	905,390
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 2.315s, 2020 (United Kingdom)	310,000	312,461
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 1.846s, 2017 (United Kingdom)	865,000	875,415
Calfrac Holdings LP 144A company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	65,000	57,688
California Resources Corp. 144A company guaranty sr. unsec. notes 6s, 2024	235,000	206,213
California Resources Corp. 144A company guaranty sr. unsec. notes 5s, 2020	165,000	148,913
Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s, 2017 (Canada)	1,515,000	1,639,503
Chaparral Energy, Inc. company guaranty sr. unsec. notes 8 1/4s, 2021	114,000	78,660
Chesapeake Energy Corp. company guaranty sr. unsec. notes 5 3/4s, 2023	30,000	29,250
Chesapeake Energy Corp. company guaranty sr. unsec. notes 4 7/8s, 2022	64,000	60,000
Chesapeake Energy Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2021	32,000	32,400
Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield Finance, Inc. company guaranty sr. unsec. unsub. notes 6 5/8s, 2019	130,000	97,175
Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	851,000	851,753
Concho Resources, Inc. company guaranty sr. unsec. notes 6 1/2s, 2022	137,000	143,679

Dynamic Asset Allocation Balanced Fund     53

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Energy cont.
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	$130,000	$130,975
Concho Resources, Inc. company guaranty sr. unsec. unsub. notes 5 1/2s, 2022	54,000	54,405
Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada) (In default) †	105,000	6,300
ConocoPhillips Co. company guaranty sr. unsec. notes 1.05s, 2017	865,000	861,819
CONSOL Energy, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	80,000	72,400
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 6 3/8s, 2021	24,000	22,680
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes 5 1/2s, 2022	149,000	133,355
EQT Midstream Partners LP company guaranty sr. unsec. notes 4s, 2024	65,000	64,526
EXCO Resources, Inc. company guaranty sr. unsec. notes 7 1/2s, 2018	74,000	43,660
Exterran Partners LP/EXLP Finance Corp. company guaranty sr. unsec. notes 6s, 2022	134,000	121,940
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022	167,000	177,020
Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2023	44,000	46,695
FTS International, Inc. 144A company guaranty sr. notes 6 1/4s, 2022	93,000	68,355
Gulfport Energy Corp. company guaranty sr. unsec. unsub. notes 7 3/4s, 2020	360,000	369,000
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	27,000	19,035
Halcon Resources Corp. company guaranty sr. unsec. unsub. notes 8 7/8s, 2021	275,000	191,125
Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	175,000	213,209
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. notes 7 1/4s, 2020	94,000	101,285
Hiland Partners LP/Hiland Partners Finance Corp. 144A company guaranty sr. unsec. notes 5 1/2s, 2022	30,000	30,900
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5s, 2024	50,000	47,000
Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2031	70,000	95,368
Key Energy Services, Inc. company guaranty unsec. unsub. notes 6 3/4s, 2021	150,000	96,750
Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s, 2020 (Canada)	189,000	136,080
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/2s, 2021	75,000	59,297
Linn Energy, LLC/Linn Energy Finance Corp. company guaranty sr. unsec. notes 6 1/4s, 2019	244,000	192,760
Lone Pine Resources Canada, Ltd. escrow company guaranty sr. unsec. unsub. notes 10 3/8s, 2017 (Canada) F	100,000	5

54     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Energy cont.
Lukoil International Finance BV 144A company guaranty sr. unsec. notes 4.563s, 2023 (Russia)	$200,000	$170,100
Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	170,000	207,129
Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016 (In default) †	275,000	159,500
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	219,450
Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026	85,000	85,861
Noble Holding International, Ltd. company guaranty sr. unsec. notes 6.05s, 2041	510,000	430,945
Oasis Petroleum, Inc. company guaranty sr. unsec. notes 6 7/8s, 2023	55,000	53,075
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes 6 7/8s, 2022	210,000	204,750
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/2s, 2019 (Cayman Islands)	250,000	143,750
Offshore Group Investment, Ltd. company guaranty sr. notes 7 1/8s, 2023 (Cayman Islands)	185,000	104,988
Paragon Offshore PLC 144A company guaranty sr. unsec. notes 6 3/4s, 2022	65,000	21,450
Paragon Offshore PLC 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2024	225,000	74,813
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.3s, 2023 (Indonesia)	200,000	200,500
Petroleos de Venezuela SA company guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)	100,000	41,700
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5 3/8s, 2027 (Venezuela)	16,000	4,919
Petroleos de Venezuela SA sr. unsec. notes 5 1/8s, 2016 (Venezuela)	131,000	78,142
Petroleos de Venezuela SA 144A company guaranty sr. notes 8 1/2s, 2017 (Venezuela)	1,236,000	815,884
Petroleos de Venezuela SA 144A company guaranty sr. unsec. notes 6s, 2026 (Venezuela)	575,000	179,113
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6 3/8s, 2045 (Mexico)	220,000	245,960
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 4 7/8s, 2024 (Mexico)	220,000	232,870
Petroleos Mexicanos 144A company guaranty sr. unsec. notes 4 1/2s, 2026 (Mexico)	20,000	20,249
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub. notes 5 5/8s, 2046 (Mexico)	110,000	112,471
Phillips 66 company guaranty sr. unsec. unsub. notes 2.95s, 2017	865,000	894,650
Rose Rock Midstream LP/Rose Rock Finance Corp. company guaranty sr. unsec. notes 5 5/8s, 2022	65,000	64,025
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 7/8s, 2024	133,000	123,690
Rosetta Resources, Inc. company guaranty sr. unsec. unsub. notes 5 5/8s, 2021	83,000	78,020
Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	405,000	430,313
Sabine Pass LNG LP company guaranty sr. notes 6 1/2s, 2020	47,000	48,645
Dynamic Asset Allocation Balanced Fund     55

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Energy cont.
Samson Investment Co. company guaranty sr. unsec. unsub. notes 9 3/4s, 2020	$260,000	$70,200
Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Canada)	143,000	146,575
Seventy Seven Energy, Inc. sr. unsec. notes 6 1/2s, 2022	65,000	29,900
Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	215,000	175,763
Shell International Finance BV company guaranty sr. unsec. notes 3.1s, 2015 (Netherlands)	570,000	573,743
Shell International Finance BV company guaranty sr. unsec. unsub. notes 5.2s, 2017 (Netherlands)	929,000	1,006,234
SM Energy Co. sr. unsec. notes 6 5/8s, 2019	47,000	47,588
SM Energy Co. sr. unsec. notes 6 1/2s, 2021	54,000	54,810
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	20,000	20,400
Spectra Energy Capital, LLC sr. notes 8s, 2019	250,000	303,330
Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	235,000	282,355
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	30,000	17,106
Total Capital International SA company guaranty sr. unsec. unsub. notes 1.55s, 2017 (France)	851,000	860,547
Triangle USA Petroleum Corp. 144A sr. unsec. notes 6 3/4s, 2022	60,000	48,450
Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	117,000	110,858
Weatherford International, LLC company guaranty sr. unsec. unsub. notes 6.8s, 2037	110,000	104,119
Weatherford International, Ltd./Bermuda company guaranty sr. unsec. notes 9 7/8s, 2039 (Bermuda)	440,000	514,653
Whiting Canadian Holding Co. ULC company guaranty sr. unsec. unsub. notes 8 1/8s, 2019	184,000	192,740
Whiting Petroleum Corp. company guaranty sr. unsec. unsub. notes 5 3/4s, 2021	233,000	231,835
Williams Cos., Inc. (The) notes 8 3/4s, 2032	135,000	161,565
Williams Cos., Inc. (The) notes 7 3/4s, 2031	7,000	8,029
Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	19,000	22,056
Williams Cos., Inc. (The) sr. unsec. notes 4.55s, 2024	395,000	382,563
Williams Partners LP sr. unsec. notes 5.4s, 2044	123,000	122,992
Williams Partners LP sr. unsec. notes 4.3s, 2024	122,000	123,044
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 6 1/8s, 2022	40,000	42,380
Williams Partners LP/ACMP Finance Corp. company guaranty sr. unsec. unsub. notes 4 7/8s, 2023	209,000	211,351
WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	43,000	39,990
		21,373,976
Financials (5.2%)
Abbey National Treasury Services PLC/London company guaranty sr. unsec. unsub. notes 1 3/8s, 2017 (United Kingdom)	928,000	931,183
Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	535,000	675,538
Aflac, Inc. sr. unsec. notes 6.9s, 2039	450,000	630,138
Air Lease Corp. sr. unsec. unsub. notes 3 3/4s, 2022	85,000	86,378
Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	104,000	110,760

56     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Financials cont.
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2031	$217,000	$271,250
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 8s, 2020	70,000	83,475
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes 7 1/2s, 2020	217,000	254,161
Ally Financial, Inc. unsec. sub. notes 8s, 2018	77,000	87,010
American Express Co. jr. unsec. sub. FRN notes Ser. C, 4.9s, perpetual maturity	235,000	233,848
American Express Co. sr. unsec. notes 7s, 2018	627,000	724,386
American Express Co. sr. unsec. notes 6.15s, 2017	379,000	421,343
American International Group, Inc. jr. sub. FRB bonds 8.175s, 2058	464,000	657,975
American International Group, Inc. sr. unsec. notes Ser. MTN, 5.85s, 2018	901,000	1,007,283
ARC Properties Operating Partnership LP/Clark Acquisition, LLC company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	395,000	384,138
Associates Corp. of North America sr. unsec. notes 6.95s, 2018	386,000	449,538
AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual maturity (France)	505,000	537,825
AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual maturity (France)	370,000	413,708
Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB bonds 9s, perpetual maturity (Spain)	200,000	217,000
Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	450,000	452,287
Bank of America Corp. jr. unsec. sub. FRN notes Ser. Z, 6 1/2s, perpetual maturity	60,000	63,450
Bank of America Corp. jr. unsec. sub.FRN notes Ser. AA, 6.1s, 2049, perpetual maturity	1,147,000	1,158,470
Bank of America Corp. sr. unsec. notes Ser. MTN, 1.7s, 2017	555,000	557,146
Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	1,299,000	1,308,806
Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	250,000	266,998
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s, 2017 (Canada)	851,000	874,980
Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes 1.969s, 2017	615,000	625,919
Bank of New York Mellon Corp. (The) 144A sr. unsec. notes Ser. MTN, 2 1/2s, 2016	20,000	20,307
Bank of Nova Scotia sr. unsec. unsub. notes 1 3/8s, 2017 (Canada)	865,000	865,587
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. notes 1.2s, 2017 (Japan)	877,000	874,417
Barclays Bank PLC 144A sub. notes 10.179s, 2021 (United Kingdom)	890,000	1,217,553
Barclays PLC jr. unsec. sub. FRB bonds 6 5/8s, perpetual maturity (United Kingdom)	1,545,000	1,521,825
BBVA International Preferred SAU company guaranty jr. unsec. sub. FRB bonds 5.919s, perpetual maturity (Spain)	295,000	304,588
Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 7 1/4s, 2018	240,000	276,303

Dynamic Asset Allocation Balanced Fund     57

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Financials cont.
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. unsub. notes 4.3s, 2043	$190,000	$209,011
BNP Paribas SA company guaranty sr. unsec. unsub. bonds Ser. MTN, 1 3/8s, 2017 (France)	1,070,000	1,071,636
BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	240,000	244,806
BNP Paribas SA 144A jr. unsec. sub. FRN notes 7.195s, perpetual maturity (France)	100,000	120,750
BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	435,000	481,086
BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	310,000	331,618
Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	390,000	432,505
CBL & Associates LP company guaranty sr. unsec. unsub. notes 5 1/4s, 2023 R	935,000	1,000,876
CBRE Services, Inc. company guaranty sr. unsec. notes 5 1/4s, 2025	60,000	64,500
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2023	100,000	104,500
CIT Group, Inc. sr. unsec. notes 5s, 2023	63,000	64,575
CIT Group, Inc. sr. unsec. notes 5s, 2022	273,000	280,166
CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	84,000	88,410
CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	77,000	79,695
CIT Group, Inc. sr. unsec. unsub. notes 3 7/8s, 2019	44,000	43,560
CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	153,000	164,093
CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	104,000	108,160
Citigroup, Inc. jr. unsec. sub.FRN notes 5 7/8s, perpetual maturity	154,000	155,925
Citigroup, Inc. sr. unsec. unsub. notes 4.45s, 2017	997,000	1,050,787
Commerzbank AG 144A unsec. sub. notes 8 1/8s, 2023 (Germany)	770,000	916,300
Commonwealth Bank of Australia/New York, NY sr. unsec. bonds Ser. GMTN, 1 5/8s, 2018	465,000	467,077
Commonwealth Bank of Australia/New York, NY sr. unsec. unsub. bonds 1 1/8s, 2017	1,183,000	1,186,004
Community Choice Financial, Inc. company guaranty sr. notes 10 3/4s, 2019	77,000	41,003
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands (Rabobank Nederland) company guaranty sr. unsec. notes 3 3/8s, 2017 (Netherlands)	774,000	806,665
Credit Acceptance Corp. company guaranty sr. unsec. bonds 6 1/8s, 2021	104,000	99,580
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes 7 3/8s, 2023	70,000	69,038
Credit Agricole SA 144A jr. unsec. sub. FRN notes 7 7/8s, perpetual maturity (France)	335,000	354,780
Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s, perpetual maturity (Switzerland)	631,000	677,536
DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	315,000	392,586
Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	639,000	638,305
Deutsche Bank AG/London sr. unsec. notes 6s, 2017 (United Kingdom)	981,000	1,081,128

58     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Financials cont.
DFC Finance Corp. 144A company guaranty sr. notes 10 1/2s, 2020	$160,000	$125,200
Dresdner Funding Trust I 144A bonds 8.151s, 2031	125,000	155,156
Duke Realty LP company guaranty sr. unsec. unsub. notes 4 3/8s, 2022 R	269,000	288,894
E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022	110,000	116,050
E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023	135,000	137,025
EPR Properties unsec. notes 5 1/4s, 2023 R	435,000	468,083
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4 7/8s, 2024	245,000	246,838
Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s, perpetual maturity	151,000	143,450
Five Corners Funding Trust 144A unsec. bonds 4.419s, 2023	445,000	478,460
GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	975,000	1,055,438
General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	2,265,000	3,132,832
General Electric Capital Corp. sr. unsec. notes Ser. MTN, 5.4s, 2017	1,286,000	1,391,671
Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRB bonds 6.15s, 2066	758,000	447,220
Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	590,000	626,875
Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	990,000	1,180,134
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes Ser. GLOB, 2 3/8s, 2018	500,000	510,216
Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	164,000	215,291
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub. notes 5 1/8s, 2022	205,000	235,012
HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	785,000	927,690
HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	425,000	422,141
Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	340,000	366,881
Hospitality Properties Trust sr. unsec. unsub. notes 4 1/2s, 2025 R	55,000	56,277
HSBC Capital Funding LP 144A company guaranty jr. unsec. sub. FRB bonds 10.176s, perpetual maturity (Jersey)	185,000	280,275
HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	700,000	711,550
HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	1,379,000	1,637,466
HSBC USA Capital Trust I 144A company guaranty jr. unsec. sub. notes 7.808s, 2026	385,000	388,129
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. notes 8 1/8s, 2019 ‡‡	25,000	24,813
HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021	190,000	194,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6s, 2020	237,000	246,196
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5 7/8s, 2022	127,000	130,810
ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	2,130,000	2,422,198
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	33,000	36,259
International Lease Finance Corp. sr. unsec. unsub. notes 5 7/8s, 2022	110,000	123,063
International Lease Finance Corp. sr. unsec. unsub. notes 4 7/8s, 2015	344,000	344,430

Dynamic Asset Allocation Balanced Fund     59

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Financials cont.
Intesa Sanpaolo SpA 144A company guaranty unsec. sub. bonds 5.017s, 2024 (Italy)	$250,000	$255,873
iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	73,000	77,745
iStar Financial, Inc. sr. unsec. notes 5s, 2019 R	45,000	45,000
JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s, perpetual maturity	1,073,000	1,154,816
JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	862,000	874,774
JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	330,000	365,259
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	974,000	989,657
Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub. bonds 7.8s, 2037	1,065,000	1,301,963
Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s, perpetual maturity (United Kingdom)	1,736,000	1,844,500
Lloyds Banking Group PLC sr. unsec. sub. notes 4 1/2s, 2024 (United Kingdom)	470,000	488,183
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes 6.657s, perpetual maturity (United Kingdom)	180,000	205,200
Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s, 2015 (Australia)	200,000	201,689
Merrill Lynch & Co., Inc. unsec. sub. FRN notes 1.031s, 2026	125,000	112,509
Merrill Lynch & Co., Inc. unsec. sub. notes 6.11s, 2037	1,722,000	2,096,382
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7 7/8s, 2037	300,000	397,500
MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	865,000	923,198
Metropolitan Life Global Funding I 144A notes 3s, 2023	130,000	131,534
Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	530,000	565,706
Morgan Stanley sr. unsec. notes 4 3/4s, 2017	980,000	1,043,301
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	123,769
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	130,000	140,075
National Australia Bank, Ltd./New York sr. unsec. notes 2.3s, 2018 (Australia)	475,000	485,438
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. notes 7 7/8s, 2020	235,000	240,875
Nationstar Mortgage, LLC/Nationstar Capital Corp. company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	105,000	101,850
Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	210,000	303,427
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 7/8s, 2022	230,000	245,525
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 5 5/8s, 2020	105,000	109,725
Ocwen Financial Corp. 144A company guaranty sr. unsec. notes 6 5/8s, 2019	115,000	99,475
OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	520,000	589,559
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2019	115,000	118,306
OneMain Financial Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7 1/4s, 2021	80,000	82,600
PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	33,000	34,238
PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021	170,000	163,200

60     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Financials cont.
PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	$870,000	$872,928
Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	375,000	415,430
Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	405,000	427,022
Provident Funding Associates LP/PFG Finance Corp. 144A company guaranty sr. unsec. notes 6 3/4s, 2021	130,000	124,150
Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	270,000	317,250
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	265,000	282,225
Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	200,000	203,750
Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	155,000	168,889
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s, 2018 (Canada)	865,000	883,231
Royal Bank of Scotland Group PLC jr. sub. unsec. FRN notes Ser. U, 7.64s, perpetual maturity (United Kingdom)	325,000	356,281
Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023 (United Kingdom)	135,000	150,166
Royal Bank of Scotland Group PLC unsec. sub. notes 5 1/8s, 2024 (United Kingdom)	865,000	907,481
Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018 (United Kingdom)	695,000	729,150
Santander Holdings USA, Inc./PA sr. unsec. unsub. notes 4 5/8s, 2016	129,000	133,615
Santander Issuances SAU 144A company guaranty sr. unsec. unsub. notes 5.911s, 2016 (Spain)	600,000	626,947
Santander UK PLC 144A unsec. sub. notes 5s, 2023 (United Kingdom)	685,000	735,188
Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s, 2022 (Russia)	225,000	209,813
Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s, 2017 (Russia)	350,000	340,666
Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	70,000	71,773
Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	70,000	70,600
Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	50,000	52,014
Simon Property Group LP 144A sr. unsec. unsub. notes 1 1/2s, 2018 R	784,000	785,503
Societe Generale SA company guaranty sr. unsec. notes 2 3/4s, 2017 (France)	380,000	391,339
Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s, perpetual maturity (France)	340,000	350,200
Springleaf Finance Corp. sr. unsec. notes 5 1/4s, 2019	55,000	54,381
Springleaf Finance Corp. sr. unsec. unsub. notes 7 3/4s, 2021	50,000	54,750
Springleaf Finance Corp. sr. unsec. unsub. notes 6s, 2020	387,000	388,935
Standard Chartered Bank 144A unsec. sub. notes 8s, 2031 (United Kingdom)	510,000	694,939
Standard Chartered PLC unsec. sub. notes 5.7s, 2022 (United Kingdom)	890,000	988,701
State Street Capital Trust IV company guaranty jr. unsec. sub. FRB bonds 1.271s, 2037	475,000	403,156
Svenska Handelsbanken AB company guaranty sr. unsec. notes 2 7/8s, 2017 (Sweden)	448,000	463,158

Dynamic Asset Allocation Balanced Fund     61

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Financials cont.
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4 1/4s, 2042	$385,000	$411,852
TIERS Trust/United States 144A sr. bonds stepped-coupon zero % (8 1/8s, 3/15/18), 2046 ††	600,000	627,000
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes 8 1/2s, 2018	40,000	28,400
Travelers Property Casualty Corp. sr. unsec. unsub. bonds 7 3/4s, 2026	235,000	321,548
UBS AG/Stamford, CT sr. unsec. unsub. notes Ser. BKNT, 5 7/8s, 2017	767,000	851,421
US Bank of NA/Cincinnati, OH sr. unsec. notes Ser. BKNT, 1.1s, 2017	890,000	892,775
USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021	170,000	174,250
Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub. notes 6.8s, 2025 (Russia)	1,900,000	1,591,250
VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. 6, 6 1/4s, 2035 (Russia)	500,000	500,550
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s, 2018 (Russia)	1,800,000	1,750,500
Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	250,000	279,322
Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	105,000	115,487
Walter Investment Management Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2021	90,000	80,550
Wells Fargo & Co. jr. unsec. sub. FRB bonds Ser. U, 5 7/8s, perpetual maturity	455,000	481,163
Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	851,000	869,373
Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	75,000	76,298
Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	485,000	544,514
Westpac Banking Corp. sr. unsec. unsub. notes 2 1/4s, 2018 (Australia)	157,000	160,261
WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024 R	210,000	217,289
ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	422,000	446,265
		89,645,557
Health care (1.1%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022	500,000	494,830
AbbVie, Inc. sr. unsec. unsub. notes 1 3/4s, 2017	775,000	777,749
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 6 1/8s, 2021	225,000	233,438
Acadia Healthcare Co., Inc. company guaranty sr. unsec. notes 5 1/8s, 2022	120,000	120,150
Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2023	40,000	40,700
Actavis Funding SCS company guaranty sr. unsec. unsub. notes 4 3/4s, 2045 (Luxembourg)	638,000	678,102
Actavis Funding SCS company guaranty sr. unsec. unsub. notes 3.45s, 2022 (Luxembourg)	638,000	653,489
Actavis Funding SCS company guaranty sr. unsec. unsub. notes 2.35s, 2018 (Luxembourg)	615,000	623,317
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	286,000	399,439
Amgen, Inc. sr. unsec. notes 3.45s, 2020	730,000	768,218
Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	865,000	880,894

62     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.		Principal amount	Value
Health care cont.
AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037 (United Kingdom)		$422,000	$573,986
AstraZeneca PLC sr. unsub. notes 5.9s, 2017 (United Kingdom)		865,000	962,550
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 7 3/4s, 2019		107,000	111,548
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp. company guaranty sr. unsec. notes 6s, 2021		113,000	120,910
Capsugel SA 144A sr. unsec. notes 7s, 2019 (Luxembourg) ‡‡		103,000	104,674
Catamaran Corp. company guaranty sr. unsec. bonds 4 3/4s, 2021		123,000	136,684
Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022		155,000	160,813
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2021		20,000	20,600
CHS/Community Health Systems, Inc. company guaranty sr. notes 5 1/8s, 2018		20,000	20,625
CHS/Community Health Systems, Inc. company guaranty sr. unsec. notes 6 7/8s, 2022		24,000	25,650
Cigna Corp. sr. unsec. unsub. notes 4 1/2s, 2021		490,000	550,132
ConvaTec Healthcare D SA 144A sr. notes 7 3/8s, 2017 (Luxembourg)	EUR	105,000	117,282
Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022		$170,000	150,875
DaVita HealthCare Partners, Inc. company guaranty sr. unsec. notes 5 1/8s, 2024		85,000	86,700
Endo Finance, LLC 144A company guaranty sr. unsec. notes 5 3/4s, 2022		120,000	123,000
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. unsub. notes 5 3/8s, 2023		95,000	95,000
Halyard Health, Inc. 144A sr. unsec. notes 6 1/4s, 2022		100,000	104,750
HCA, Inc. company guaranty sr. notes 3 3/4s, 2019		197,000	199,463
HCA, Inc. company guaranty sr. unsec. bonds 5 3/8s, 2025		45,000	47,194
HCA, Inc. sr. notes 6 1/2s, 2020		320,000	360,000
HCA, Inc. sr. unsec. notes 7 1/2s, 2022		34,000	39,610
IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr. unsec. notes 8 3/8s, 2019		83,000	86,320
Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		185,000	189,163
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec. notes 9 1/2s, 2019		175,000	188,125
JLL/Delta Dutch Newco BV 144A sr. unsec. notes 7 1/2s, 2022 (Netherlands)		144,000	149,760
Johnson & Johnson sr. unsec. notes 5.15s, 2018		542,000	611,219
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes 10 1/2s, 2018		215,000	232,738
Medtronic PLC 144A sr. unsec. notes 4 3/8s, 2035		240,000	260,986
Medtronic PLC 144A sr. unsec. notes 3 1/2s, 2025		240,000	250,894
Merck & Co., Inc. sr. unsec. unsub. notes 1.3s, 2018		746,000	746,821
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 6 3/4s, 2022 R		150,000	158,438
Omega Healthcare Investors, Inc. company guaranty sr. unsec. notes 4.95s, 2024 R		444,000	467,798

Dynamic Asset Allocation Balanced Fund     63

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Health care cont.
Omega Healthcare Investors, Inc. 144A company guaranty sr. unsec. notes 4 1/2s, 2027 R	$880,000	$860,200
Omnicare, Inc. sr. unsec. notes 5s, 2024	25,000	26,031
Omnicare, Inc. sr. unsec. notes 4 3/4s, 2022	425,000	438,813
Par Pharmaceutical Cos., Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2020	157,000	165,635
Service Corporation International sr. unsec. unsub. notes 6 3/4s, 2016	322,000	336,490
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2024	240,000	250,800
Service Corporation International sr. unsec. unsub. notes 5 3/8s, 2022	123,000	128,535
Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019	100,000	104,250
Teleflex, Inc. 144A company guaranty sr. unsec. notes 5 1/4s, 2024	70,000	71,400
Tenet Healthcare Corp. company guaranty sr. bonds 4 1/2s, 2021	54,000	52,920
Tenet Healthcare Corp. company guaranty sr. bonds 4 3/8s, 2021	82,000	80,155
Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	223,000	241,676
Tenet Healthcare Corp. company guaranty sr. notes 6s, 2020	130,000	137,800
Tenet Healthcare Corp. company guaranty sr. notes 4 3/4s, 2020	23,000	23,309
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance III, LLC company guaranty sr. unsec. unsub. notes 3s, 2015 (Curacao)	295,000	296,349
United Surgical Partners International, Inc. company guaranty sr. unsec. unsub. notes 9s, 2020	84,000	90,195
UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	387,000	437,939
UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	640,000	726,662
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	550,000	563,749
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	545,000	550,241
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 7s, 2020	20,000	20,875
Valeant Pharmaceuticals International 144A company guaranty sr. unsec. notes 6 3/8s, 2020	184,000	191,130
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 5/8s, 2021	10,000	10,150
Valeant Pharmaceuticals International, Inc. 144A company guaranty sr. unsec. notes 5 1/2s, 2023	70,000	70,788
Valeant Pharmaceuticals International, Inc. 144A sr. unsec. notes 6 3/4s, 2018	80,000	84,300
VRX Escrow Corp. 144A sr. unsec. notes 6 1/8s, 2025 (Canada)	135,000	139,725
VRX Escrow Corp. 144A sr. unsec. notes 5 7/8s, 2023 (Canada)	135,000	138,375
VRX Escrow Corp. 144A sr. unsec. notes 5 3/8s, 2020 (Canada)	160,000	161,400
WellCare Health Plans, Inc. sr. unsec. notes 5 3/4s, 2020	127,000	133,350
		19,657,876
Miscellaneous (0.1%)
Peachtree Corners Funding Trust 144A company guaranty sr. unsec. unsub. bonds 3.976s, 2025	995,000	1,009,361
		1,009,361

64     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Technology (0.7%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub. notes 6 3/8s, 2020	$155,000	$161,975
Alcatel-Lucent USA, Inc. 144A company guaranty sr. unsec. notes 6 3/4s, 2020	200,000	212,500
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	600,000	609,290
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2045	493,000	463,171
Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	335,000	354,461
Apple, Inc. sr. unsec. unsub. notes 2.1s, 2019	25,000	25,537
Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	67,000	56,950
Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	223,000	221,328
Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes 3.15s, 2017	825,000	862,791
Cisco Systems, Inc. sr. unsec. unsub. notes 1.1s, 2017	392,000	394,526
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	865,000	863,962
Fidelity National Information Services, Inc. company guaranty sr. unsec. unsub. notes 5s, 2022	120,000	127,238
First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	24,000	28,440
First Data Corp. company guaranty sr. unsec. sub. notes 11 3/4s, 2021	123,000	142,219
First Data Corp. 144A company guaranty notes 8 1/4s, 2021	594,000	635,580
Freescale Semiconductor, Inc. company guaranty sr. unsec. notes 10 3/4s, 2020	15,000	16,313
Freescale Semiconductor, Inc. 144A company guaranty sr. notes 5s, 2021	60,000	63,300
Freescale Semiconductor, Inc. 144A sr. notes 6s, 2022	99,000	107,786
Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	790,000	875,046
Hewlett-Packard Co. sr. unsec. unsub. notes 2.6s, 2017	737,000	755,663
Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041	315,000	404,895
Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021	255,000	287,018
IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	850,000	805,134
Infor US, Inc. 144A sr. unsec. notes 6 1/2s, 2022	200,000	205,000
Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	870,000	874,386
Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019 R	53,000	56,379
Iron Mountain, Inc. company guaranty sr. unsec. unsub. notes 6s, 2023 R	104,000	109,460
Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	81,000	93,758
Micron Technology, Inc. sr. unsec. bonds 5 7/8s, 2022	190,000	200,547
Micron Technology, Inc. 144A sr. unsec. notes 5 1/4s, 2023	130,000	132,275
Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	85,000	106,185
Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	555,000	614,749
Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	215,000	263,755
Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	485,000	484,880
SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	565,000	577,006
SunGard Data Systems, Inc. company guaranty sr. unsec. sub. notes 6 5/8s, 2019	73,000	75,190

Dynamic Asset Allocation Balanced Fund     65

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Technology cont.
Syniverse Holdings, Inc. company guaranty sr. unsec. notes 9 1/8s, 2019	$92,000	$90,620
Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	130,000	147,105
		12,506,418
Transportation (0.1%)
Air Medical Group Holdings, Inc. company guaranty sr. notes 9 1/4s, 2018	116,000	121,800
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	240,000	288,880
Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes 5 3/4s, 2040	155,000	193,410
CSX Corp. sr. unsec. unsub. notes 4.1s, 2044	480,000	499,916
Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	265,320	306,445
FedEx Corp. company guaranty sr. unsec. unsub. notes 2 5/8s, 2022	95,000	94,944
Kansas City Southern Railway Co. (The) company guaranty sr. unsec. notes 4.3s, 2043	110,000	116,178
United Airlines 2014-2 Class A Pass Through Trust sr. notes Ser. A, 3 3/4s, 2026	340,000	354,875
United AirLines, Inc. pass-through certificates Ser. 07-A, 6.636s, 2022	104,648	113,412
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr. unsec. notes 6 3/8s, 2023	165,000	165,000
		2,254,860
Utilities and power (1.1%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	67,000	76,548
AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	240,000	237,600
AES Corp./Virginia (The) sr. unsec. unsub. notes 8s, 2017	210,000	242,813
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	164,000	182,040
AES Corp./Virginia (The) sr. unsec. unsub. notes 4 7/8s, 2023	44,000	43,065
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	145,000	182,128
Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	80,000	90,127
Beaver Valley Funding Corp. sr. bonds 9s, 2017	18,000	19,440
Calpine Corp. sr. unsec. notes 5 3/4s, 2025	260,000	261,950
Calpine Corp. 144A company guaranty sr. notes 6s, 2022	30,000	32,100
Calpine Corp. 144A company guaranty sr. notes 5 7/8s, 2024	24,000	26,010
Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	50,000	56,989
Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	133,000	174,725
Consolidated Edison Co. of New York, Inc. sr. unsec. notes 7 1/8s, 2018	634,000	755,142
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.2s, 2042	275,000	294,490
DPL, Inc. sr. unsec. notes 6 1/2s, 2016	31,000	32,550
Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	580,000	592,719
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 5/8s, 2024	10,000	10,475
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 7 3/8s, 2022	15,000	15,769
Dynegy Finance I, Inc./Dynegy Finance II, Inc. 144A company guaranty sr. notes 6 3/4s, 2019	220,000	227,700
EDP Finance BV 144A sr. unsec. notes 5 1/4s, 2021 (Netherlands)	255,000	276,403

66     Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Utilities and power cont.
Electricite de France (EDF) 144A jr. unsec. sub. FRN notes 5 5/8s, perpetual maturity (France)	$1,405,000	$1,489,946
Electricite de France (EDF) 144A sr. unsec. notes 6.95s, 2039 (France)	120,000	168,022
Electricite de France (EDF) 144A sr. unsec. notes 6 1/2s, 2019 (France)	375,000	438,584
Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s, perpetual maturity (France)	1,700,000	1,772,250
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc. 144A notes 11 3/4s, 2022 (In default) †	107,113	117,556
Energy Transfer Equity LP company guaranty sr. unsec. notes 7 1/2s, 2020	76,000	85,120
Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	185,000	213,637
Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	155,000	168,857
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 4.85s, 2042	490,000	523,847
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. notes 6 7/8s, 2019	44,000	45,100
EP Energy, LLC/Everest Acquisition Finance, Inc. company guaranty sr. unsec. unsub. notes 7 3/4s, 2022	65,000	66,300
EP Energy, LLC/Everest Acquisition Finance, Inc. sr. unsec. notes 9 3/8s, 2020	187,000	195,883
FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	517,000	541,144
FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	81,000	82,951
GenOn Americas Generation, LLC sr. unsec. notes 8 1/2s, 2021	185,000	175,750
GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	137,000	138,713
GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	33,000	33,660
ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	305,000	341,068
Kansas Gas and Electric Co. bonds 5.647s, 2021	43,044	43,474
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 5.4s, 2044	123,000	127,434
Kinder Morgan Energy Partners LP sr. unsec. unsub. notes 3 1/2s, 2021	599,000	602,964
Kinder Morgan, Inc./DE company guaranty sr. unsec. unsub. notes 4.3s, 2025	300,000	307,933
Kinder Morgan, Inc./DE sr. notes Ser. GMTN, 7 3/4s, 2032	107,000	131,690
Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042 (South Korea)	200,000	283,847
MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	152,000	198,134
MidAmerican Funding, LLC sr. bonds 6.927s, 2029	400,000	541,730
Nevada Power Co. mtge. notes 7 1/8s, 2019	265,000	317,284
NiSource Finance Corp. company guaranty sr. unsec. notes 6 1/8s, 2022	165,000	198,158
NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	735,000	790,125
NRG Yield Operating, LLC 144A company guaranty sr. unsec. notes 5 3/8s, 2024	65,000	67,600
NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s, 2022 (Canada)	450,000	443,617
Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	170,000	186,434

Dynamic Asset Allocation Balanced Fund     67

CORPORATE BONDS AND NOTES (15.7%)* cont.	Principal amount	Value
Utilities and power cont.
Oncor Electric Delivery Co., LLC 144A sr. bonds 3 3/4s, 2045	$760,000	$761,577
Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	255,000	333,150
Potomac Edison Co. (The) 144A sr. bonds 5.8s, 2016	456,000	480,815
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 4.2s, 2022	655,000	711,508
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub. notes 3.4s, 2023	20,000	20,737
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	160,000	208,452
Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	839,000	852,634
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	114,000	123,690
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	77,000	79,503
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 5s, 2022	65,000	67,600
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	97,000	97,485
Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	150,000	154,125
Teco Finance, Inc. company guaranty sr. unsec. unsub. notes 6 3/4s, 2015	10,000	10,043
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. 144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	64,000	40,000
TransCanada PipeLines, Ltd. jr. unsec. sub. FRN notes 6.35s, 2067 (Canada)	180,000	174,600
Union Electric Co. sr. notes 6.4s, 2017	320,000	353,983
West Penn Power Co. 144A sr. bonds 5.95s, 2017	75,000	83,423
		19,222,920
Total corporate bonds and notes (cost $263,578,803)		$273,337,474

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (10.2%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.8%)
Government National Mortgage Association Pass-Through Certificates
3 1/2s, TBA, May 1, 2045	$45,000,000	$47,250,000
3 1/2s, TBA, April 1, 2045	1,000,000	1,052,500
		48,302,500
U.S. Government Agency Mortgage Obligations (7.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates 4 1/2s, May 1, 2044	571,783	639,269
Federal National Mortgage Association Pass-Through Certificates
6s, TBA, April 1, 2045	19,000,000	21,665,938
4s, TBA, April 1, 2045	50,000,000	53,464,845
3 1/2s, TBA, May 1, 2045	1,000,000	1,048,008
3 1/2s, TBA, April 1, 2045	1,000,000	1,050,547
3s, TBA, April 1, 2045	25,000,000	25,562,500
3s, TBA, April 1, 2030	26,000,000	27,255,311
		130,686,418
Total U.S. government and agency mortgage obligations (cost $178,018,371)		$178,988,918

68     Dynamic Asset Allocation Balanced Fund

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes
2.125%, December 31, 2021 [i]	$111,000	$114,687
0.875%, September 15, 2016 [i]	97,000	97,654
Total U.S. treasury obligations (cost $212,341)		$212,341

MORTGAGE-BACKED SECURITIES (3.1%)*	Principal amount	Value
Agency collateralized mortgage obligations (0.3%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 25.091s, 2037	$175,856	$278,973
IFB Ser. 2979, Class AS, 23.634s, 2034	12,287	14,823
IFB Ser. 3072, Class SM, 23.157s, 2035	96,569	147,650
IFB Ser. 3072, Class SB, 23.01s, 2035	98,959	150,758
IFB Ser. 3249, Class PS, 21.699s, 2036	118,134	176,186
IFB Ser. 2990, Class LB, 16 1/2s, 2034	216,368	290,158
IFB Ser. 326, Class S2, IO, 5.776s, 2044	798,424	199,107
IFB Ser. 310, Class S4, IO, 5.776s, 2043	749,965	192,651
IFB Ser. 308, Class S1, IO, 5.776s, 2043	993,324	256,436
Ser. 3391, PO, zero %, 2037	13,546	12,374
Ser. 3206, Class EO, PO, zero %, 2036	9,137	8,226
Ser. 3326, Class WF, zero %, 2035	4,884	3,907
FRB Ser. 3117, Class AF, zero %, 2036	7,932	6,588
FRB Ser. 3036, Class AS, zero %, 2035	3,275	3,257
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.858s, 2036	66,226	122,468
IFB Ser. 05-45, Class DA, 23.783s, 2035	431,664	669,005
IFB Ser. 07-53, Class SP, 23.563s, 2037	138,616	215,537
IFB Ser. 05-75, Class GS, 19.729s, 2035	82,051	113,775
IFB Ser. 05-106, Class JC, 19.585s, 2035	72,795	110,919
IFB Ser. 05-83, Class QP, 16.942s, 2034	40,564	54,121
Ser. 418, Class C15, IO, 3 1/2s, 2043	1,669,866	310,621
Ser. 07-14, Class KO, PO, zero %, 2037	48,967	45,213
Ser. 06-125, Class OX, PO, zero %, 2037	4,072	3,735
Ser. 06-84, Class OT, PO, zero %, 2036	5,660	5,153
Ser. 06-46, Class OC, PO, zero %, 2036	10,955	9,842
Government National Mortgage Association
IFB Ser. 13-129, Class CS, IO, 5.974s, 2042	1,675,391	243,585
Ser. 10-9, Class UI, IO, 5s, 2040	1,179,951	220,777
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	60,607	7,715
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	246,424	42,553
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	1,727,921	149,275
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	916,056	58,971
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	1,681,252	38,400
Ser. 13-14, IO, 3 1/2s, 2042	2,665,528	329,832
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	4,347,192	474,279
Ser. 06-36, Class OD, PO, zero %, 2036	6,490	5,790
		4,972,660

Dynamic Asset Allocation Balanced Fund     69

MORTGAGE-BACKED SECURITIES (3.1%)* cont.	Principal amount	Value
Commercial mortgage-backed securities (2.1%)
Banc of America Commercial Mortgage Trust
Ser. 07-2, Class A2, 5.597s, 2049	$33,201	$33,298
FRB Ser. 07-3, Class A3, 5.575s, 2049	658,809	660,782
Ser. 06-5, Class A3, 5.39s, 2047	499,000	499,000
FRB Ser. 07-1, Class XW, IO, 0.298s, 2049	5,443,286	43,154
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5, Class XW, IO, 0.368s, 2051	14,153,447	111,954
Banc of America Merrill Lynch Commercial Mortgage, Inc. Ser. 05-4, Class B, 5.118s, 2045	371,000	374,710
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.603s, 2041	337,757	4,214
Ser. 02-PB2, Class XC, IO, 0.269s, 2035	41,807	21
FRB Ser. 04-4, Class XC, IO, 0.182s, 2042	841,563	1,949
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 04-PR3I, Class X1, IO, 0.33s, 2041	248,533	566
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.438s, 2039	444,000	445,598
FRB Ser. 06-PW14, Class X1, IO, 0.642s, 2038	8,628,762	122,270
CD Commercial Mortgage Trust 144A Ser. 07-CD4, Class XW, IO, 0.357s, 2049	6,774,349	54,195
CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO, 0.171s, 2044	2,260,606	8,174
Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ, 4.96s, 2043	256,486	255,996
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5, Class XC, IO, 0.535s, 2049	66,515,650	598,641
COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	548,000	570,654
FRB Ser. 05-LP5, Class D, 5.27s, 2043	735,000	736,648
FRB Ser. 14-CR18, Class C, 4.74s, 2047	1,408,000	1,499,495
Ser. 14-UBS6, Class C, 4.467s, 2047	500,000	517,174
FRB Ser. 14-CR18, Class XA, IO, 1.3s, 2047	5,705,286	438,908
FRB Ser. 14-CR16, Class XA, IO, 1.268s, 2047	2,910,336	213,172
FRB Ser. 14-UBS6, Class XA, IO, 1.086s, 2047	7,374,339	524,115
FRB Ser. 14-LC17, Class XA, IO, 1.034s, 2047	4,910,321	291,269
FRB Ser. 13-CR13, Class XA, IO, 1.008s, 2023	6,399,559	360,039
FRB Ser. 06-C8, Class XS, IO, 0.518s, 2046	29,885,130	199,633
COMM Mortgage Trust 144A
Ser. 13-LC13, Class E, 3.719s, 2046	456,000	349,883
FRB Ser. 07-C9, Class AJFL, 0.865s, 2049	953,000	921,665
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 07-C2, Class AX, IO, 0.038s, 2049	39,647,241	134,801
Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	210,014	227,340
FRB Ser. 03-C3, Class AX, IO, 1.839s, 2038	236,493	16
FRB Ser. 02-CP3, Class AX, IO, 0.931s, 2035	45,139	1,141
DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	261,770	262,998
FFCA Secured Franchise Loan Trust 144A FRB Ser. 00-1, Class X, IO, 0.982s, 2020	653,955	9,992
70     Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.1%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
First Union National Bank-Bank of America, NA Commercial Mortgage Trust 144A FRB Ser. 01-C1, Class 3, IO, 1.394s, 2033	$81,769	$131
GE Business Loan Trust 144A FRB Ser. 04-2, Class D, 2.925s, 2032	23,161	19,432
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class B, 4.821s, 2048	156,493	156,438
GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3, Class XC, IO, 0.139s, 2045	133,606,034	16,414
GE Commercial Mortgage Corp. Trust 144A Ser. 07-C1, Class XC, IO, 0.158s, 2049	49,880,316	179,569
GMAC Commercial Mortgage Securities, Inc. Trust 144A FRB Ser. 05-C1, Class X1, IO, 0.585s, 2043	4,055,603	5,118
GS Mortgage Securities Corp. II
Ser. 05-GG4, Class B, 4.841s, 2039	1,737,000	1,734,898
FRB Ser. 13-GC10, Class XA, IO, 1.724s, 2046	6,539,202	623,055
GS Mortgage Securities Trust
FRB Ser. 13-GC12, Class XA, IO, 1.765s, 2046	5,120,642	465,658
FRB Ser. 14-GC24, Class XA, IO, 0.897s, 2047	5,462,715	323,400
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.637s, 2045	314,000	334,693
FRB Ser. 11-GC3, Class D, 5.555s, 2044	442,000	482,008
FRB Ser. 06-GG6, Class XC, IO, 0.004s, 2038	18,183,200	7,437
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C25, Class C, 4.45s, 2047	376,000	394,328
FRB Ser. 14-C25, Class XA, IO, 1.018s, 2047	2,985,236	206,880
JPMorgan Chase Commercial Mortgage Securities Corp. 144A FRB Ser. 12-LC9, Class D, 4.422s, 2047	350,000	361,419
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.075s, 2051	303,000	319,047
FRB Ser. 07-LD12, Class A3, 5.938s, 2051	58,272	58,351
Ser. 06-LDP8, Class B, 5.52s, 2045	280,000	282,400
Ser. 06-LDP8, Class AJ, 5.48s, 2045	1,895,000	1,947,965
FRB Ser. 05-LDP2, Class B, 4.882s, 2042	326,000	325,518
FRB Ser. 13-C10, Class C, 4.159s, 2047	1,041,000	1,081,119
FRB Ser. 06-LDP8, Class X, IO, 0.535s, 2045	10,626,148	63,215
FRB Ser. 07-LDPX, Class X, IO, 0.279s, 2049	20,177,091	222,190
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.175s, 2051	298,000	285,159
FRB Ser. 12-C6, Class E, 5.208s, 2045	525,000	547,840
FRB Ser. 12-C8, Class D, 4.666s, 2045	659,000	691,802
FRB Ser. 05-CB12, Class X1, IO, 0.372s, 2037	6,074,802	4,975
FRB Ser. 06-LDP6, Class X1, IO, 0.075s, 2043	18,413,735	21,249
LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	68,736	73,032
Ser. 98-C4, Class H, 5.6s, 2035	191,477	199,452

Dynamic Asset Allocation Balanced Fund     71

MORTGAGE-BACKED SECURITIES (3.1%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.147s, 2041	$486,000	$534,595
Ser. 06-C7, Class A2, 5.3s, 2038	461,231	461,785
Ser. 06-C1, Class AJ, 5.276s, 2041	322,000	327,506
Ser. 04-C6, Class E, 5.177s, 2036	42,359	42,323
FRB Ser. 07-C2, Class XW, IO, 0.539s, 2040	2,590,812	27,859
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C4, Class H, 6.645s, 2036	500,000	499,250
FRB Ser. 06-C7, Class XCL, IO, 0.634s, 2038	13,429,365	121,563
FRB Ser. 06-C7, Class XW, IO, 0.634s, 2038	7,139,378	64,626
FRB Ser. 05-C2, Class XCL, IO, 0.548s, 2040	829,260	148
FRB Ser. 05-C7, Class XCL, IO, 0.216s, 2040	16,104,203	18,568
Merrill Lynch Mortgage Investors Trust FRB Ser. 96-C2, Class JS, IO, 2.371s, 2028	2,322	—
Merrill Lynch Mortgage Trust FRB Ser. 07-C1, Class A3, 5.837s, 2050	72,962	73,067
Merrill Lynch Mortgage Trust 144A
FRB Ser. 05-MCP1, Class XC, IO, 0.646s, 2043	5,829,099	2,611
FRB Ser. 04-KEY2, Class XC, IO, 0.478s, 2039	752,482	1,452
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 06-C4, Class X, IO, 5.228s, 2045	1,350,162	183,217
FRB Ser. 05-C3, Class X, IO, 5.199s, 2044	332,893	7,490
FRB Ser. 07-C5, Class X, IO, 4.742s, 2049	279,389	31,431
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.416s, 2046	488,000	511,541
FRB Ser. 14-C17, Class XA, IO, 1.285s, 2047	4,468,673	347,127
Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2, 5.671s, 2049	70,816	70,900
FRB Ser. 07-HQ12, Class A2FX, 5.671s, 2049	46,769	46,683
Ser. 07-IQ14, Class A2, 5.61s, 2049	284,819	286,305
Ser. 07-HQ11, Class C, 5.558s, 2044	352,000	347,670
Ser. 06-HQ10, Class AJ, 5.389s, 2041	220,000	221,861
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E, 5.183s, 2049	435,000	467,930
Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A, Class A3B, 5.246s, 2043	681,294	684,381
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	430,335	107,584
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 4.959s, 2049	326,000	354,512
FRB Ser. 12-C4, Class XA, IO, 1.844s, 2045	6,770,810	672,768
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C25, Class AJ, 5.715s, 2043	204,000	209,916
FRB Ser. 06-C29, IO, 0.37s, 2048	56,336,230	316,610
FRB Ser. 07-C34, IO, 0.306s, 2046	8,384,869	62,887
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C17, Class F, 6.015s, 2042	480,000	478,886
FRB Ser. 05-C18, Class XC, IO, 0.441s, 2042	5,102,303	1,786
FRB Ser. 06-C26, Class XC, IO, 0.047s, 2045	11,162,543	9,935

72     Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.1%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust FRB Ser. 14-LC16, Class XA, IO, 1.482s, 2050	$3,776,237	$325,700
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.301s, 2046	976,000	930,960
WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047	1,125,000	1,202,850
FRB Ser. 13-C14, Class XA, IO, 0.912s, 2046	8,079,516	424,013
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.467s, 2044	2,001,000	2,181,830
FRB Ser. 13-UBS1, Class D, 4.632s, 2046	908,000	905,576
FRB Ser. 12-C10, Class D, 4.458s, 2045	426,000	424,136
Ser. 14-C19, Class D, 4.234s, 2047	215,000	201,859
FRB Ser. 12-C9, Class XA, IO, 2.204s, 2045	2,912,029	316,567
FRB Ser. 12-C10, Class XA, IO, 1.787s, 2045	5,598,847	542,584
FRB Ser. 13-C12, Class XA, IO, 1.49s, 2048	3,479,717	274,320
		37,234,825
Residential mortgage-backed securities (non-agency) (0.7%)
BCAP, LLC Trust 144A
FRB Ser. 12-RR10, Class 9A2, 2.687s, 2035	170,000	161,500
FRB Ser. 14-RR1, Class 2A2, 2.358s, 2036	472,304	410,904
FRB Ser. 15-RR2, Class 22A3, 0.361s, 2035	1,250,000	1,118,750
Bear Stearns Alt-A Trust FRB Ser. 05-7, Class 11A2, 0.854s, 2035	652,670	595,562
Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 2A1, 1.478s, 2035	436,755	360,323
FRB Ser. 05-59, Class 1A1, 0.504s, 2035	329,803	267,965
FRB Ser. 07-OA10, Class 2A1, 0.424s, 2047	555,105	462,652
CSMC Trust 144A FRB Ser. 13-5R, Class 1A6, 0.432s, 2036	650,000	533,845
Nomura Resecuritization Trust 144A FRB Ser. 14-3R, Class 3A9, 0.691s, 2035	1,343,000	1,159,143
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 05-WCW3, Class M2, 0.664s, 2035	1,000,000	781,900
RBSSP Resecuritization Trust 144A
FRB Ser. 10-1, Class 3A2, 5.201s, 2035	500,000	487,650
FRB Ser. 09-12, Class 16A2, 2.568s, 2035	500,000	448,750
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 06-AR1, Class 2A1B, 1.198s, 2046	1,524,584	1,364,503
FRB Ser. 06-AR3, Class A1B, 1.128s, 2046	641,018	521,148
FRB Ser. 05-AR19, Class A1C3, 0.674s, 2045	291,518	257,265
FRB Ser. 05-AR13, Class A1C3, 0.664s, 2045	553,954	487,480
FRB Ser. 05-AR9, Class A1C3, 0.654s, 2045	954,762	878,381
FRB Ser. 05-AR13, Class A1B3, 0.534s, 2045	512,452	458,644
Wells Fargo Mortgage Loan Trust 144A FRB Ser. 12-RR2, Class 1A2, 0.351s, 2047	725,000	536,500
		11,292,865
Total mortgage-backed securities (cost $50,474,068)		$53,500,350

Dynamic Asset Allocation Balanced Fund     73

ASSET-BACKED SECURITIES (1.5%)*	Principal amount	Value
Station Place Securitization Trust FRB Ser. 14-3, Class A, 1.056s, 2016	$16,127,000	$16,127,000
Station Place Securitization Trust 144A FRB Ser. 14-2, Class A, 1.055s, 2016	10,170,000	10,170,000
Total asset-backed securities (cost $26,297,000)		$26,297,000

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.6%)*		Principal amount	Value
Argentina (Republic of) sr. unsec. bonds 8.28s, 2033 (Argentina) (In default) †		$539,785	$526,290
Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		115,000	111,780
Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015 (Argentina)		2,721,000	2,642,091
Argentina (Republic of) sr. unsec. unsub. notes Ser. LOC, 8.28s, 2033 (Argentina)		1,152,475	1,071,226
Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s, 2033 (Argentina) (In default) †		1,770,774	1,775,201
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s, 2021 (Brazil)		470,000	494,775
Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil) (units)	BRL	5,212	1,486,126
Colombia (Republic of) sr. unsec. unsub. bonds 5s, 2045 (Colombia)		$300,000	309,000
Croatia (Republic of) 144A sr. unsec. bonds 6s, 2024 (Croatia)		200,000	220,500
Croatia (Republic of) 144A sr. unsec. notes 6 1/4s, 2017 (Croatia)		200,000	212,000
Financing of Infrastructural Projects State Enterprise 144A govt. guaranty sr. unsec. notes 8 3/8s, 2017 (Ukraine)		175,000	65,982
Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		475,000	498,156
Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s, 2023 (Indonesia)		360,000	353,700
Russia (Federation of) 144A sr. unsec. notes 4 1/2s, 2022 (Russia)		200,000	191,366
Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s, 2030 (Russia)		87,500	100,625
South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024 (South Africa)		790,000	835,425
Total foreign government and agency bonds and notes (cost $11,254,039)			$10,894,243

SENIOR LOANS (0.2%)* [c]	Principal amount	Value
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B6, 9.005s, 2017	$1,232,688	$1,125,598
Caesars Entertainment Operating Co., Inc. bank term loan FRN Ser. B7, 11 3/4s, 2017	94,525	85,900
Caesars Growth Properties Holdings, LLC bank term loan FRN 6 1/4s, 2021	352,338	311,466
First Data Corp. bank term loan FRN 4.174s, 2021	68,903	69,173
First Data Corp. bank term loan FRN Ser. B, 3.674s, 2018	647,458	646,784
Neiman Marcus Group, Ltd., Inc. bank term loan FRN 4 1/4s, 2020	206,930	206,036

74     Dynamic Asset Allocation Balanced Fund

SENIOR LOANS (0.2%)* c cont.	Principal amount	Value
Pharmaceutical Product Development, Inc. bank term loan FRN Ser. B, 4s, 2018	$169,352	$169,201
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.662s, 2017	722,336	431,725
Texas Competitive Electric Holdings Co., LLC bank term loan FRN 4.662s, 2017	7,413	4,431
Total senior loans (cost $3,367,895)		$3,050,314

PREFERRED STOCKS (0.1%)*	Shares	Value
Ally Financial, Inc. 144A 7.00% cum. pfd.	554	$565,859
GMAC Capital Trust I Ser. 2, $2.031 cum. ARP	5,340	140,175
HSBC USA, Inc. $0.88 pfd. (United Kingdom)	22,450	518,595
M/I Homes, Inc. Ser. A, $2.438 pfd.	4,703	120,397
Total preferred stocks (cost $1,076,703)		$1,345,026

INVESTMENT COMPANIES (0.1%)*	Shares	Value
Hercules Technology Growth Capital, Inc.	11,458	$154,454
iShares MSCI EAFE ETF	2,351	150,864
Market Vectors Russia ETF (Russia)	10,600	180,306
Market Vectors Vietnam ETF (Vietnam) S	10,000	168,800
Solar Capital, Ltd.	9,663	195,579
SPDR S&P 500 ETF Trust	801	165,350
Total investment companies (cost $1,048,081)		$1,015,353

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$62,000	$73,431
Jazz Technologies, Inc. 144A cv. company guaranty sr. unsec. notes 8s, 2018	87,000	149,151
Total convertible bonds and notes (cost $142,622)		$222,582

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.44 cv. pfd. R	7,508	$181,717
Total convertible preferred stocks (cost $137,227)		$181,717

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$1.70	50,760	$1
Total warrants (cost $10,152)				$1

SHORT-TERM INVESTMENTS (24.6%)*	Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 0.22% [d]	Shares 10,882,947	$10,882,947
Putnam Money Market Liquidity Fund 0.09% L	Shares 65,587,495	65,587,495
Putnam Short Term Investment Fund 0.09% L	Shares 332,310,245	332,310,245
SSgA Prime Money Market Fund Class N 0.02% P	Shares 1,447,000	1,447,000
U.S. Treasury Bills with effective yields ranging from 0.01% to 0.03%, April 16, 2015 # §	$10,953,000	10,952,883
U.S. Treasury Bills with effective yields ranging from 0.03% to 0.05%, April 2, 2015	17,000	17,000

Dynamic Asset Allocation Balanced Fund     75

SHORT-TERM INVESTMENTS (24.6%)* cont.	Principal amount/shares	Value
U.S. Treasury Bills with effective yields ranging from 0.01% to 0.03%, April 23, 2015 # §	$370,000	$369,995
U.S. Treasury Bills with an effective yield of 0.01%, April 30, 2015 #	2,960,000	2,959,976
U.S. Treasury Bills with effective yields ranging from 0.01% to 0.03%, April 9, 2015 # §	4,868,000	4,867,975
U.S. Treasury Bills with effective yields ranging from zero% to 0.02%, May 21, 2015 §	149,000	148,998
Total short-term investments (cost $429,544,514)		$429,544,514

TOTAL INVESTMENTS
Total investments (cost $1,738,311,144)	$1,928,980,055

Key to holding’s currency abbreviations
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro
USD/$ United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
MTN	Medium Term Notes
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2014 through March 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $1,746,557,394.
†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

76     Dynamic Asset Allocation Balanced Fund

ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $238,863, or less than 0.1% of net assets.

‡‡	Income may be received in cash or additional securities at the discretion of the issuer.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

[c]

Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P

This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $434,476,050 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $215,178,193) (Unaudited)
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Buy	4/15/15	$189,961	$148,441	$41,520
	British Pound	Buy	6/17/15	791,576	820,695	(29,119)
	Canadian Dollar	Sell	4/15/15	1,505,516	1,614,736	109,220
	Euro	Buy	6/17/15	1,690,432	1,692,905	(2,473)
	Norwegian Krone	Buy	6/17/15	159,156	140,259	18,897
Barclays Bank PLC
	Australian Dollar	Buy	4/15/15	711,366	666,967	44,399
	Canadian Dollar	Sell	4/15/15	2,099,323	2,302,147	202,824

Dynamic Asset Allocation Balanced Fund     77

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $215,178,193) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	Euro	Sell	6/17/15	$696,516	$752,038	$55,522
	Hong Kong Dollar	Sell	5/20/15	1,207,534	1,207,304	(230)
	Japanese Yen	Sell	5/20/15	707,071	721,172	14,101
	Mexican Peso	Buy	4/15/15	1,592,737	1,637,859	(45,122)
	New Zealand Dollar	Buy	4/15/15	1,021,946	1,076,598	(54,652)
	Norwegian Krone	Buy	6/17/15	862,127	865,542	(3,415)
	Singapore Dollar	Sell	5/20/15	2,524,005	2,527,393	3,388
	Swedish Krona	Buy	6/17/15	841,438	867,682	(26,244)
	Swiss Franc	Sell	6/17/15	140,280	142,562	2,282
Citibank, N.A.
	Australian Dollar	Buy	4/15/15	1,713,914	1,755,141	(41,227)
	British Pound	Buy	6/17/15	1,691,384	1,726,573	(35,189)
	Canadian Dollar	Sell	4/15/15	2,516,614	2,528,038	11,424
	Chilean Peso	Buy	4/15/15	1,768,350	1,761,503	6,847
	Danish Krone	Sell	6/17/15	2,724,083	2,848,265	124,182
	Euro	Buy	6/17/15	1,312,843	1,370,872	(58,029)
	Japanese Yen	Sell	5/20/15	1,262,447	1,288,662	26,215
	Mexican Peso	Buy	4/15/15	1,573,310	1,558,106	15,204
	New Zealand Dollar	Sell	4/15/15	305,008	381,345	76,337
	Norwegian Krone	Buy	6/17/15	467,668	417,427	50,241
	Philippine Peso	Buy	5/20/15	810,621	823,478	(12,857)
	Swiss Franc	Sell	6/17/15	2,357,926	2,399,248	41,322
Credit Suisse International
	Australian Dollar	Buy	4/15/15	47,718	27,774	19,944
	British Pound	Sell	6/17/15	1,851,211	1,852,027	816
	Canadian Dollar	Sell	4/15/15	4,441,158	4,597,063	155,905
	Euro	Sell	6/17/15	1,068,077	1,115,551	47,474
	Indian Rupee	Buy	5/20/15	3,442,495	3,461,167	(18,672)
	Japanese Yen	Sell	5/20/15	4,255,497	4,342,358	86,861
	New Zealand Dollar	Sell	4/15/15	108,414	113,545	5,131
	Norwegian Krone	Sell	6/17/15	571,641	597,301	25,660
	Swedish Krona	Sell	6/17/15	865,898	892,657	26,759
	Swiss Franc	Sell	6/17/15	6,700,111	6,814,987	114,876
Deutsche Bank AG
	Australian Dollar	Buy	4/15/15	21,767	35,233	(13,466)
	British Pound	Buy	6/17/15	920,713	954,552	(33,839)
	Canadian Dollar	Sell	4/15/15	2,430,093	2,427,441	(2,652)
	Euro	Sell	6/17/15	7,039,644	7,428,288	388,644
	New Zealand Dollar	Buy	4/15/15	1,069,732	1,023,878	45,854
	Norwegian Krone	Sell	6/17/15	1,301,994	1,360,524	58,530
	Polish Zloty	Sell	6/17/15	1,641,691	1,671,176	29,485
	Swedish Krona	Sell	6/17/15	1,272,370	1,312,058	39,688
	Turkish Lira	Buy	6/17/15	583,426	625,865	(42,439)

78     Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $215,178,193) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Goldman Sachs International
	Australian Dollar	Buy	4/15/15	$1,695,572	$1,758,882	$(63,310)
	British Pound	Buy	6/17/15	776,009	804,570	(28,561)
	Canadian Dollar	Sell	4/15/15	1,313,922	1,278,002	(35,920)
	Euro	Sell	6/17/15	1,087,882	1,136,077	48,195
	Japanese Yen	Sell	5/20/15	2,424,360	2,472,414	48,054
	New Zealand Dollar	Buy	4/15/15	759,124	775,193	(16,069)
HSBC Bank USA, National Association
	Australian Dollar	Sell	4/15/15	455,115	512,995	57,880
	British Pound	Sell	6/17/15	1,937,797	2,009,186	71,389
	Canadian Dollar	Sell	4/15/15	2,799,939	2,969,573	169,634
	Chinese Yuan (Onshore)	Buy	5/20/15	1,712,580	1,719,114	(6,534)
	Euro	Sell	6/17/15	131,209	137,007	5,798
	Japanese Yen	Sell	5/20/15	8,508,783	8,536,972	28,189
	New Taiwan Dollar	Sell	5/20/15	1,732,666	1,715,039	(17,627)
	New Zealand Dollar	Buy	4/15/15	765,321	781,404	(16,083)
	Swedish Krona	Buy	6/17/15	161,977	167,065	(5,088)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	4/15/15	1,529,280	1,616,898	(87,618)
	British Pound	Sell	6/17/15	5,234,870	5,218,791	(16,079)
	Canadian Dollar	Sell	4/15/15	2,902,012	3,025,818	123,806
	Euro	Sell	6/17/15	17,387,927	17,959,243	571,316
	Indian Rupee	Buy	5/20/15	1,620,790	1,630,244	(9,454)
	Malaysian Ringgit	Sell	5/20/15	78,568	96,737	18,169
	Mexican Peso	Buy	4/15/15	2,046,946	2,049,381	(2,435)
	New Zealand Dollar	Sell	4/15/15	495,405	473,888	(21,517)
	Norwegian Krone	Buy	6/17/15	815,283	792,061	23,222
	Philippine Peso	Buy	5/20/15	810,619	823,663	(13,044)
	Singapore Dollar	Sell	5/20/15	1,967,078	2,000,463	33,385
	South Korean Won	Sell	5/20/15	1,705,855	1,700,712	(5,143)
	Swedish Krona	Buy	6/17/15	1,205,175	1,279,737	(74,562)
	Swiss Franc	Buy	6/17/15	834,456	828,586	5,870
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	4/15/15	1,177,137	1,204,046	(26,909)
	British Pound	Buy	6/17/15	1,241,851	1,368,026	(126,175)
	Canadian Dollar	Sell	4/15/15	2,170,371	2,283,823	113,452
	Euro	Sell	6/17/15	484,795	563,350	78,555
	New Zealand Dollar	Sell	4/15/15	1,133,497	1,127,221	(6,276)
	Norwegian Krone	Buy	6/17/15	40,886	42,723	(1,837)
	Singapore Dollar	Sell	5/20/15	3,104,369	3,161,777	57,408
	Swedish Krona	Buy	6/17/15	1,704,000	1,757,452	(53,452)
	Swedish Krona	Sell	6/17/15	1,725,774	1,723,109	(2,665)

Dynamic Asset Allocation Balanced Fund     79

FORWARD CURRENCY CONTRACTS at 3/31/15 (aggregate face value $215,178,193) (Unaudited) cont.
Counterparty	Currency	Contract type	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Sell	4/15/15	$2,648,195	$2,809,964	$161,769
	British Pound	Sell	6/17/15	170,354	123,269	(47,085)
	Canadian Dollar	Sell	4/15/15	4,217,593	4,347,487	129,894
	Chilean Peso	Buy	4/15/15	850,855	859,864	(9,009)
	Chilean Peso	Sell	4/15/15	848,754	833,619	(15,135)
	Euro	Buy	6/17/15	2,347,983	2,381,184	(33,201)
	Hungarian Forint	Buy	6/17/15	1,664,592	1,704,492	(39,900)
	Israeli Shekel	Buy	4/15/15	3,366,685	3,443,654	(76,969)
	Israeli Shekel	Sell	4/15/15	3,366,685	3,357,245	(9,440)
	Japanese Yen	Sell	5/20/15	817,150	833,823	16,673
	Malaysian Ringgit	Buy	5/20/15	139,901	136,393	3,508
	New Zealand Dollar	Buy	4/15/15	303,664	292,482	11,182
	Norwegian Krone	Sell	6/17/15	738,529	771,506	32,977
	Singapore Dollar	Sell	5/20/15	1,622,310	1,652,525	30,215
	Swedish Krona	Sell	6/17/15	687,168	708,181	21,013
	Swiss Franc	Sell	6/17/15	660,628	671,980	11,352
	Turkish Lira	Sell	6/17/15	452,820	396,353	(56,467)
UBS AG
	Australian Dollar	Sell	4/15/15	2,406,862	2,536,923	130,061
	British Pound	Sell	6/17/15	5,731,848	5,942,862	211,014
	Canadian Dollar	Sell	4/15/15	1,662,375	1,781,915	119,540
	Chilean Peso	Buy	4/15/15	850,855	860,630	(9,775)
	Chilean Peso	Sell	4/15/15	848,754	833,881	(14,873)
	Euro	Buy	6/17/15	290,188	301,748	(11,560)
	Japanese Yen	Sell	5/20/15	631,786	645,002	13,216
	New Taiwan Dollar	Sell	5/20/15	1,732,669	1,707,767	(24,902)
	New Zealand Dollar	Buy	4/15/15	1,485,246	1,513,392	(28,146)
	Norwegian Krone	Buy	6/17/15	1,648,715	1,634,302	14,413
	Norwegian Krone	Sell	6/17/15	1,648,715	1,703,949	55,234
	Swedish Krona	Buy	6/17/15	1,662,369	1,710,371	(48,002)
	Swedish Krona	Sell	6/17/15	1,647,279	1,639,287	(7,992)
WestPac Banking Corp.
	Australian Dollar	Sell	4/15/15	838,539	883,980	45,441
	Canadian Dollar	Sell	4/15/15	1,605,379	1,693,449	88,070
	Euro	Sell	6/17/15	1,756,843	1,834,936	78,093
	Japanese Yen	Sell	5/20/15	4,255,497	4,342,433	86,936
	New Zealand Dollar	Buy	4/15/15	2,046,655	2,089,700	(43,045)
Total						$3,072,991

80     Dynamic Asset Allocation Balanced Fund

FUTURES CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
Amsterdam Exchange index (Long)	161	$16,932,408	Apr-15	$(197,745)
DAX Index (Short)	53	17,111,439	Jun-15	99,177
Euro STOXX 50 Index (Long)	530	20,692,440	Jun-15	148,924
MSCI EAFE Index Mini (Short)	170	15,554,150	Jun-15	(87,890)
Russell 2000 Index Mini (Short)	419	52,328,910	Jun-15	(910,910)
S&P 500 Index (Long)	88	45,337,600	Jun-15	506,508
S&P 500 Index E-Mini (Long)	958	98,712,320	Jun-15	1,089,728
S&P Mid Cap 400 Index E-Mini (Long)	103	15,653,940	Jun-15	410,235
SPI 200 Index (Short)	90	10,086,912	Jun-15	(56,071)
U.S. Treasury Bond 30 yr (Long)	79	12,946,125	Jun-15	116,652
U.S. Treasury Bond Ultra 30 yr (Long)	150	25,481,250	Jun-15	824,920
U.S. Treasury Bond Ultra 30 yr (Short)	2	339,750	Jun-15	(11,035)
U.S. Treasury Note 2 yr (Long)	400	87,662,500	Jun-15	315,485
U.S. Treasury Note 2 yr (Short)	167	36,599,094	Jun-15	(132,864)
U.S. Treasury Note 5 yr (Long)	618	74,290,360	Jun-15	830,239
U.S. Treasury Note 5 yr (Short)	60	7,212,656	Jun-15	(52,401)
U.S. Treasury Note 10 yr (Long)	173	22,300,781	Jun-15	331,913
U.S. Treasury Note 10 yr (Short)	291	37,511,719	Jun-15	9,843
Total				$3,234,708

TBA SALE COMMITMENTS OUTSTANDING at 3/31/15 (proceeds receivable $1,045,684) (Unaudited)
Agency	Principal amount	Settlement date	Value
Federal National Mortgage Association, 3 1/2s, April 1, 2045	$1,000,000	4/14/15	$1,050,547
Total			$1,050,547

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$926,000	$(12)	3/12/25	2.236%	3 month USD-LIBOR-BBA	$(18,704)
4,300,000 E	(120,429)	6/17/45	3 month USD-LIBOR-BBA	2.50%	(40,466)
2,086,000 E	57,718	6/17/45	2.50%	3 month USD-LIBOR-BBA	18,926
11,700,000 E	(111,508)	6/17/25	3 month USD-LIBOR-BBA	2.20%	13,191
28,692,000 E	265,371	6/17/25	2.20%	3 month USD-LIBOR-BBA	(40,429)
1,689,000	(6)	1/22/17	3 month USD-LIBOR-BBA	0.73125%	1,326

Dynamic Asset Allocation Balanced Fund     81

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$7,975,000	$(64)	1/22/20	1.45125%	3 month USD-LIBOR-BBA	$195
5,757,000	(76)	1/22/25	3 month USD-LIBOR-BBA	1.921%	(34,244)
72,000	(2)	1/22/45	3 month USD-LIBOR-BBA	2.31125%	(1,068)
176,000	(2)	1/22/25	3 month USD-LIBOR-BBA	1.92125%	(1,043)
3,000	—	1/27/25	3 month USD-LIBOR-BBA	1.9625%	(7)
3,000	—	1/27/25	3 month USD-LIBOR-BBA	1.963%	(7)
375,000	(5)	1/27/25	3 month USD-LIBOR-BBA	1.95475%	(1,169)
538,000	(7)	2/3/25	3 month USD-LIBOR-BBA	1.791%	(10,099)
139,000	(1)	2/5/20	1.45%	3 month USD-LIBOR-BBA	120
139,000	(1)	2/5/20	1.45873%	3 month USD-LIBOR-BBA	61
257,000	(3)	2/6/25	1.9805%	3 month USD-LIBOR-BBA	342
257,000	(3)	2/6/25	1.98407%	3 month USD-LIBOR-BBA	257
15,432,000	510	2/6/17	3 month USD-LIBOR-BBA	0.776%	19,544
4,939,000	2,449	2/6/20	3 month USD-LIBOR-BBA	1.48%	5,077
5,315,000	(6,068)	2/6/25	1.9575%	3 month USD-LIBOR-BBA	12,437
322,000	924	2/6/45	2.36%	3 month USD-LIBOR-BBA	2,452
16,000	(1)	2/17/45	3 month USD-LIBOR-BBA	2.462%	279
16,000	(1)	2/17/45	3 month USD-LIBOR-BBA	2.46318%	279
44,000,000 E	(62,165)	6/17/17	3 month USD-LIBOR-BBA	1.10%	77,095
95,380,000 E	118,735	6/17/17	1.10%	3 month USD-LIBOR-BBA	(183,143)
36,200,000 E	(157,828)	6/17/20	3 month USD-LIBOR-BBA	1.80%	151,755
26,560,000 E	118,506	6/17/20	1.80%	3 month USD-LIBOR-BBA	(108,635)
4,305,000	(16)	3/23/17	0.843%	3 month USD-LIBOR-BBA	(4,761)
82     Dynamic Asset Allocation Balanced Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$1,568,000	$(13)	3/25/20	1.5485%	3 month USD-LIBOR-BBA	$(1,788)
252,000	(3)	3/25/25	2.009%	3 month USD-LIBOR-BBA	423
637,000	(8)	3/26/25	3 month USD-LIBOR-BBA	1.964%	(3,783)
1,275,000	(17)	3/26/25	3 month USD-LIBOR-BBA	1.96065%	(7,968)
797,000	(11)	3/26/25	3 month USD-LIBOR-BBA	1.9665%	(4,549)
1,593,000	(22)	3/26/25	3 month USD-LIBOR-BBA	1.96943%	(8,660)
Total	$105,941	$(166,764)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC
$79,264	$—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(1,011)
1,750,155	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(22,046)
220,232	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,774)
6,948	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	63
26,826	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	135
61,044	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	288
469,555	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	3,779
1,009,056	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	5,074
606,660	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,050

Dynamic Asset Allocation Balanced Fund     83

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$102,770	$—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$485
333,553	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,573
241,858	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,141
401,657	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,834)
67,126	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(404)
60,637	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(321)
30,282	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(160)
30,282	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(160)
60,785	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(322)
157,923	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(836)
60,785	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(322)
59,018	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	297
64,307	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(294)
121,348	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(642)
257,917	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	2,670
46,755	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	235

84     Dynamic Asset Allocation Balanced Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount		Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
	$466,396	$—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$2,345
	456,049	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,293
baskets	543	—	12/17/15	(3 month USD-LIBOR-BBA plus 42 bp)	A basket (CGPUTQL2) of common stocks	46,029
units	11,049	—	12/17/15	3 month USD-LIBOR-BBA plus 15 bp	Russell 1000 Total Return Index	112,278
units	823	—	12/17/15	3 month USD-LIBOR-BBA plus 15 bp	Russell 1000 Total Return Index	8,363
Credit Suisse International
	$2,668,720	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	21,477
	844,221	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(10,634)
Goldman Sachs International
	141,552	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	998
	21,805	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	197
	196,899	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,511)
	196,899	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,511)
	2,177,307	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(27,427)
	970,675	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(13,288)
	34,814	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(159)
	41,762	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(191)

Dynamic Asset Allocation Balanced Fund     85

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$570,343	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(7,184)
770,570	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,519)
Total	$—	$114,220

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$5,757	$101,000	5/11/63	300 bp	$6,856
CMBX NA BBB– Index	BBB–/P	6,050	98,000	5/11/63	300 bp	7,117
CMBX NA BBB– Index	BBB–/P	2,953	49,000	5/11/63	300 bp	3,486
CMBX NA BBB– Index	BBB–/P	1,504	22,000	5/11/63	300 bp	1,743
Barclays Bank PLC
CMBX NA BBB– Index	BBB–/P	8,647	78,000	5/11/63	300 bp	9,496
Credit Suisse International
CMBX NA BBB– Index	BBB–/P	7,551	184,000	5/11/63	300 bp	9,553
CMBX NA BBB– Index	BBB–/P	7,212	99,000	5/11/63	300 bp	8,289
CMBX NA BBB– Index	BBB–/P	2,738	90,000	5/11/63	300 bp	3,718
CMBX NA BBB– Index	BBB–/P	6,891	89,000	5/11/63	300 bp	7,860
CMBX NA BBB– Index	BBB–/P	5,855	89,000	5/11/63	300 bp	6,823
CMBX NA BBB– Index	BBB–/P	1,367	89,000	5/11/63	300 bp	2,336
CMBX NA BBB– Index	BBB–/P	7,022	88,000	5/11/63	300 bp	7,980
CMBX NA BBB– Index	BBB–/P	9,717	86,000	5/11/63	300 bp	10,653
CMBX NA BBB– Index	BBB–/P	5,492	69,000	5/11/63	300 bp	6,243
CMBX NA BBB– Index	BBB–/P	708	61,000	5/11/63	300 bp	1,372

86     Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$388	$50,000	5/11/63	300 bp	$932
CMBX NA BBB– Index	BBB–/P	3,602	47,000	5/11/63	300 bp	4,114
CMBX NA BBB– Index	BBB–/P	230	12,000	5/11/63	300 bp	360
CMBX NA BBB– Index	—	986	90,000	5/11/63	(300 bp)	7
CMBX NA BBB– Index	BBB–/P	830	106,000	1/17/47	300 bp	(22)
CMBX NA BBB– Index	BBB–/P	754	106,000	1/17/47	300 bp	(97)
CMBX NA BB Index	—	(292)	38,000	5/11/63	(500 bp)	(891)
CMBX NA BB Index	—	(364)	38,000	5/11/63	(500 bp)	(963)
CMBX NA BB Index	—	(347)	38,000	5/11/63	(500 bp)	(946)
CMBX NA BB Index	—	880	44,000	5/11/63	(500 bp)	186
CMBX NA BB Index	—	837	81,000	5/11/63	(500 bp)	(440)
CMBX NA BB Index	—	(1,467)	84,000	5/11/63	(500 bp)	(2,792)
CMBX NA BB Index	—	1,361	88,000	5/11/63	(500 bp)	(27)
CMBX NA BB Index	—	2,429	92,000	5/11/63	(500 bp)	978
CMBX NA BB Index	—	(339)	93,000	5/11/63	(500 bp)	(1,806)
CMBX NA BB Index	—	526	97,000	5/11/63	(500 bp)	(1,004)
CMBX NA BB Index	—	(596)	114,000	5/11/63	(500 bp)	(2,394)
CMBX NA BB Index	—	(1,610)	83,000	5/11/63	(500 bp)	(2,919)
CMBX NA BBB– Index	BBB–/P	(3,775)	195,000	5/11/63	300 bp	(1,653)
CMBX NA BBB– Index	BBB–/P	630	136,000	5/11/63	300 bp	2,110
CMBX NA BBB– Index	BBB–/P	(1,356)	135,000	5/11/63	300 bp	113
CMBX NA BBB– Index	BBB–/P	12,467	117,000	5/11/63	300 bp	13,741
CMBX NA BBB– Index	BBB–/P	505	109,000	5/11/63	300 bp	1,691
CMBX NA BBB– Index	BBB–/P	(1,770)	98,000	5/11/63	300 bp	(704)
CMBX NA BBB– Index	BBB–/P	67	97,000	5/11/63	300 bp	1,123
CMBX NA BBB– Index	BBB–/P	336	97,000	5/11/63	300 bp	1,392
CMBX NA BBB– Index	BBB–/P	1,084	91,000	5/11/63	300 bp	2,075
CMBX NA BBB– Index	BBB–/P	905	91,000	5/11/63	300 bp	1,895

Dynamic Asset Allocation Balanced Fund     87

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Credit Suisse International cont.
CMBX NA BBB– Index	BBB–/P	$(852)	$91,000	5/11/63	300 bp	$138
CMBX NA BBB– Index	BBB–/P	(902)	90,000	5/11/63	300 bp	78
CMBX NA BBB– Index	BBB–/P	(300)	90,000	5/11/63	300 bp	679
CMBX NA BBB– Index	BBB–/P	(301)	90,000	5/11/63	300 bp	679
CMBX NA BBB– Index	BBB–/P	(753)	90,000	5/11/63	300 bp	226
CMBX NA BBB– Index	BBB–/P	243	90,000	5/11/63	300 bp	1,222
CMBX NA BBB– Index	BBB–/P	3,924	82,000	5/11/63	300 bp	4,817
CMBX NA BBB– Index	BBB–/P	480	79,000	5/11/63	300 bp	1,339
CMBX NA BBB– Index	BBB–/P	45	67,000	5/11/63	300 bp	774
CMBX NA BBB– Index	BBB–/P	(271)	45,000	5/11/63	300 bp	219
CMBX NA BBB– Index	BBB–/P	(429)	45,000	5/11/63	300 bp	61
CMBX NA BBB– Index	BBB–/P	(132)	39,000	5/11/63	300 bp	292
CMBX NA BBB– Index	BBB–/P	238	10,000	5/11/63	300 bp	347
CMBX NA BBB– Index	—	(1,502)	32,000	1/17/47	(300 bp)	(1,258)
Goldman Sachs International
CMBX NA BBB– Index	BBB–/P	(657)	95,000	5/11/63	300 bp	377
CMBX NA BB Index	—	(365)	38,000	5/11/63	(500 bp)	(964)
CMBX NA BB Index	—	995	44,000	5/11/63	(500 bp)	301
CMBX NA BB Index	—	492	48,000	5/11/63	(500 bp)	(265)
CMBX NA BB Index	—	58	48,000	5/11/63	(500 bp)	(699)
CMBX NA BB Index	—	(1,113)	105,000	5/11/63	(500 bp)	(2,770)
CMBX NA BBB– Index	BBB–/P	(1,633)	98,000	5/11/63	300 bp	(566)
CMBX NA BBB– Index	BBB–/P	(723)	90,000	5/11/63	300 bp	257
CMBX NA BBB– Index	BBB–/P	(842)	90,000	5/11/63	300 bp	137
CMBX NA BBB– Index	BBB–/P	(903)	90,000	5/11/63	300 bp	77

88     Dynamic Asset Allocation Balanced Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB– Index	BBB–/P	$(903)	$90,000	5/11/63	300 bp	$77
CMBX NA BBB– Index	BBB–/P	(361)	90,000	5/11/63	300 bp	618
CMBX NA BBB– Index	BBB–/P	971	85,000	5/11/63	300 bp	1,896
CMBX NA BBB– Index	BBB–/P	447	75,000	5/11/63	300 bp	1,264
CMBX NA BBB– Index	BBB–/P	(490)	45,000	5/11/63	300 bp	(1)
Total		$90,826	$116,936
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2015. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/15 (Unaudited)
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Termi- nation date	Payments received (paid) by fund per annum	Unrealized appreciation/ (depreciation)
NA HY Series 24 Index	B+/P	$(720,846)	$10,050,000	6/20/20	500 bp	$(4,281)
NA IG Series 23 Index	—	(1,066,861)	73,000,000	12/20/19	(100 bp)	172,484
Total		$(1,787,707)	$168,203
*Payments related to the referenced debt are made upon a credit default event.
**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2015. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

Dynamic Asset Allocation Balanced Fund     89

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$28,884,477	$13,300,147	$—
Capital goods	61,799,737	9,500,486	—
Communication services	10,941,091	8,558,582	—
Conglomerates	2,965,927	3,200,798	—
Consumer cyclicals	109,524,754	27,414,863	—
Consumer staples	63,693,335	20,226,740	11,574
Energy	59,812,508	8,812,674	998
Financials	132,679,334	45,478,109	144,438
Health care	113,955,031	20,824,005	—
Technology	146,648,133	11,267,580	—
Transportation	20,039,977	3,061,952	—
Utilities and power	20,922,098	6,720,874	—
Total common stocks	771,866,402	178,366,810	157,010
Asset-backed securities	—	10,170,000	16,127,000
Convertible bonds and notes	—	222,582	—
Convertible preferred stocks	—	181,717	—
Corporate bonds and notes	—	272,710,468	627,006
Foreign government and agency bonds and notes	—	10,894,243	—
Investment companies	1,015,353	—	—
Mortgage-backed securities	—	51,730,179	1,770,171
Preferred stocks	658,770	686,256	—
Senior loans	—	3,050,314	—
U.S. government and agency mortgage obligations	—	178,988,918	—
U.S. treasury obligations	—	212,341	—
Warrants	—	1	—
Short-term investments	399,344,740	30,199,774	—
Totals by level	$1,172,885,265	$737,413,603	$18,681,187

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$3,072,991	$—
Futures contracts	3,234,708	—	—
TBA sale commitments	—	(1,050,547)	—
Interest rate swap contracts	—	(272,705)	—
Total return swap contracts	—	114,220	—
Credit default contracts	—	1,982,020	—
Totals by level	$3,234,708	$3,845,979	$—

90     Dynamic Asset Allocation Balanced Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of Sept. 30, 2014	Accrued discounts/ premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (deprecia- tion) #	Purchases	Sales	Net transfers in and/or out of Level 3 †	Balance as of March 31, 2015
Common stocks*:
Basic materials	$45,603	$—	$—	$(45,603)	$—	$—	$—	$—
Consumer staples	63,028	—	(28,680)	25,079	21,945	(69,798)	—	11,574
Energy	998	—	—	—	—	—	—	998
Financials	142,223	—	—	2,215	—	—	—	144,438
Total common stocks	251,852	—	(28,680)	(18,309)	21,945	(69,798)	—	157,010
Asset-backed securities	—	—	—	—	—	—	16,127,000	16,127,000
Corporate bonds and notes	5	—	—	1	—	—	627,000	627,006
Mortgage-backed securities	—	—	—	—	—	—	1,770,171	1,770,171
Totals	$251,857	$—	$(28,680)	$(18,308)	$21,945	$(69,798)	$18,524,171	$18,681,187

*	Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
†

Transfers during the reporting period are accounted for using the end of period market value and include valuations provided by a single broker quote. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

#

Includes $(8,155) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

During the reporting period, transfers between level 1 and level 2 within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

Level 3 securities, which are fair valued, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund     91

Statement of assets and liabilities 3/31/15 (Unaudited)
ASSETS
Investment in securities, at value, including $10,485,121 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,329,530,457)	$1,520,199,368
Affiliated issuers (identified cost $408,780,687) (Notes 1 and 5)	408,780,687
Cash	34,123
Foreign currency (cost $41,805) (Note 1)	40,508
Dividends, interest and other receivables	6,597,454
Receivable for shares of the fund sold	5,056,304
Receivable for investments sold	7,085,526
Receivable for sales of delayed delivery securities (Note 1)	3,539,525
Receivable for variation margin (Note 1)	1,167,945
Unrealized appreciation on forward currency contracts (Note 1)	4,604,475
Unrealized appreciation on OTC swap contracts (Note 1)	352,887
Premium paid on OTC swap contracts (Note 1)	25,348
Prepaid assets	59,957
Total assets	1,957,544,107
LIABILITIES
Payable for investments purchased	5,083,499
Payable for purchases of delayed delivery securities (Note 1)	183,409,261
Payable for shares of the fund repurchased	2,218,484
Payable for compensation of Manager (Note 2)	757,181
Payable for custodian fees (Note 2)	59,751
Payable for investor servicing fees (Note 2)	420,096
Payable for Trustee compensation and expenses (Note 2)	365,323
Payable for administrative services (Note 2)	5,676
Payable for distribution fees (Note 2)	993,013
Payable for variation margin (Note 1)	2,068,795
Unrealized depreciation on OTC swap contracts (Note 1)	121,731
Premium received on OTC swap contracts (Note 1)	116,174
Unrealized depreciation on forward currency contracts (Note 1)	1,531,484
TBA sale commitments, at value (proceeds receivable $1,045,684) (Note 1)	1,050,547
Collateral on securities loaned, at value (Note 1)	10,882,947
Collateral on certain derivative contracts, at value (Note 1)	1,659,341
Other accrued expenses	243,410
Total liabilities	210,986,713
Net assets	$1,746,557,394

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,502,771,225
Undistributed net investment income (Note 1)	7,257,825
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	39,340,299
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	197,188,045
Total — Representing net assets applicable to capital shares outstanding	$1,746,557,394
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

92     Dynamic Asset Allocation Balanced Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($1,227,171,272 divided by 82,691,790 shares)	$14.84
	Offering price per class A share (100/94.25 of $14.84)*	$15.75
	Net asset value and offering price per class B share ($79,353,700 divided by 5,368,214 shares)**	$14.78
	Net asset value and offering price per class C share ($174,861,896 divided by 12,055,069 shares)**	$14.51
	Net asset value and redemption price per class M share ($30,902,478 divided by 2,086,723 shares)	$14.81
	Offering price per class M share (100/96.50 of $14.81)*	$15.35
	Net asset value, offering price and redemption price per class R share ($16,788,082 divided by 1,139,402 shares)	$14.73
	Net asset value, offering price and redemption price per class R5 share ($215,407 divided by 14,487 shares)	$14.87
	Net asset value, offering price and redemption price per class R6 share ($33,631,295 divided by 2,261,926 shares)	$14.87
	Net asset value, offering price and redemption price per class Y share ($183,633,264 divided by 12,354,419 shares)	$14.86
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund     93

Statement of operations Six months ended 3/31/15 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $131,212)	$8,933,311
Interest (including interest income of $179,451 from investments in affiliated issuers) (Note 5)	8,416,470
Securities lending (Note 1)	46,583
Total investment income	17,396,364
EXPENSES
Compensation of Manager (Note 2)	4,212,755
Investor servicing fees (Note 2)	1,209,354
Custodian fees (Note 2)	95,303
Trustee compensation and expenses (Note 2)	15,963
Distribution fees (Note 2)	2,779,364
Administrative services (Note 2)	24,788
Other	321,007
Total expenses	8,658,534
Expense reduction (Note 2)	(18,690)
Net expenses	8,639,844
Net investment income	8,756,520

Net realized gain on investments (Notes 1 and 3)	18,454,591
Net realized gain on swap contracts (Note 1)	2,027,903
Net realized gain on futures contracts (Note 1)	12,682,164
Net realized gain on foreign currency transactions (Note 1)	11,377,358
Net realized gain on written options (Notes 1 and 3)	75,471
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,586,931)
Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the period	52,983,706
Net gain on investments	96,014,262
Net increase in net assets resulting from operations	$104,770,782

The accompanying notes are an integral part of these financial statements.

94     Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets
INCREASE IN NET ASSETS	Six months ended 3/31/15*	Year ended 9/30/14
Operations:
Net investment income	$8,756,520	$20,957,847
Net realized gain on investments and foreign currency transactions	44,617,487	158,502,367
Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	51,396,775	(9,817,471)
Net increase in net assets resulting from operations	104,770,782	169,642,743
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(8,437,117)	(15,016,530)
Class B	(264,663)	(522,597)
Class C	(620,892)	(949,557)
Class M	(138,887)	(257,211)
Class R	(96,058)	(160,131)
Class R5	(724)	(1,592)
Class R6	(269,618)	(252,372)
Class Y	(1,328,587)	(2,026,529)
From net realized long-term gain on investments
Class A	(53,998,307)	—
Class B	(3,687,470)	—
Class C	(7,200,284)	—
Class M	(1,376,835)	—
Class R	(730,289)	—
Class R5	(3,857)	—
Class R6	(1,301,731)	—
Class Y	(6,926,740)	—
Increase from capital share transactions (Note 4)	201,182,732	45,401,585
Total increase in net assets	219,571,455	195,857,809
NET ASSETS
Beginning of period	1,526,985,939	1,331,128,130
End of period (including undistributed net investment income of $7,257,825 and $9,657,851, respectively)	$1,746,557,394	$1,526,985,939
* Unaudited.

The accompanying notes are an integral part of these financial statements.
Dynamic Asset Allocation Balanced Fund     95

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
March 31, 2015**	$14.69	.09	.87	.96	(.11)	(.70)	(.81)	—	—	$14.84	6.68*	$1,227,171	.49*	.58*	169*[d]
September 30, 2014	13.19	.22	1.48	1.70	(.20)	—	(.20)	—	—	14.69	12.94	1,114,099.99		1.55	351[d]
September 30, 2013	11.89	.21	1.28	1.49	(.19)	—	(.19)	—	—	13.19	12.62	969,273	1.02	1.71	190[e]
September 30, 2012	9.99	.20	1.89	2.09	(.19)	—	(.19)	—	—	11.89	21.06	899,121	1.06	1.76	182[e]
September 30, 2011	10.47	.21	(.28)	(.07)	(.41)	—	(.41)	—	—[f]	9.99	(.92)	843,218	1.06	1.91	158[e]
September 30, 2010	9.82	.27	.94	1.21	(.56)	—	(.56)	—[g]	—	10.47	12.62	931,461	1.10[h]	2.71[h]	138[e]
Class B
March 31, 2015**	$14.63	.03	.87	.90	(.05)	(.70)	(.75)	—	—	$14.78	6.31*	$79,354	.86*	.20*	169*[d]
September 30, 2014	13.15	.11	1.46	1.57	(.09)	—	(.09)	—	—	14.63	11.97	78,865	1.74	.80	351[d]
September 30, 2013	11.84	.12	1.29	1.41	(.10)	—	(.10)	—	—	13.15	11.90	81,247	1.77	.96	190[e]
September 30, 2012	9.95	.11	1.89	2.00	(.11)	—	(.11)	—	—	11.84	20.13	85,833	1.81	1.02	182[e]
September 30, 2011	10.43	.13	(.29)	(.16)	(.32)	—	(.32)	—	—[f]	9.95	(1.71)	88,888	1.81	1.15	158[e]
September 30, 2010	9.78	.20	.93	1.13	(.48)	—	(.48)	—[g]	—	10.43	11.80	114,661	1.85[h]	1.97[h]	138[e]
Class C
March 31, 2015**	$14.38	.03	.86	.89	(.06)	(.70)	(.76)	—	—	$14.51	6.32*	$174,862	.86*	.21*	169*[d]
September 30, 2014	12.92	.11	1.45	1.56	(.10)	—	(.10)	—	—	14.38	12.09	142,816	1.74	.80	351[d]
September 30, 2013	11.65	.12	1.25	1.37	(.10)	—	(.10)	—	—	12.92	11.81	114,907	1.77	.96	190[e]
September 30, 2012	9.80	.11	1.85	1.96	(.11)	—	(.11)	—	—	11.65	20.07	98,192	1.81	1.01	182[e]
September 30, 2011	10.28	.13	(.28)	(.15)	(.33)	—	(.33)	—	—[f]	9.80	(1.68)	91,254	1.81	1.16	158[e]
September 30, 2010	9.65	.19	.92	1.11	(.48)	—	(.48)	—[g]	—	10.28	11.79	98,134	1.85[h]	1.96[h]	138[e]
Class M
March 31, 2015**	$14.66	.05	.87	.92	(.07)	(.70)	(.77)	—	—	$14.81	6.43*	$30,902	.74*	.33*	169*[d]
September 30, 2014	13.17	.15	1.47	1.62	(.13)	—	(.13)	—	—	14.66	12.33	28,808	1.49	1.05	351[d]
September 30, 2013	11.87	.15	1.28	1.43	(.13)	—	(.13)	—	—	13.17	12.10	26,680	1.52	1.20	190[e]
September 30, 2012	9.98	.14	1.89	2.03	(.14)	—	(.14)	—	—	11.87	20.40	21,876	1.56	1.27	182[e]
September 30, 2011	10.46	.15	(.28)	(.13)	(.35)	—	(.35)	—	—[f]	9.98	(1.44)	19,151	1.56	1.41	158[e]
September 30, 2010	9.81	.22	.93	1.15	(.50)	—	(.50)	—[g]	—	10.46	12.08	23,600	1.60[h]	2.20[h]	138[e]
Class R
March 31, 2015**	$14.59	.07	.86	.93	(.09)	(.70)	(.79)	—	—	$14.73	6.53*	$16,788	.61*	.46*	169*[d]
September 30, 2014	13.11	.18	1.47	1.65	(.17)	—	(.17)	—	—	14.59	12.59	14,744	1.24	1.30	351[d]
September 30, 2013	11.81	.18	1.28	1.46	(.16)	—	(.16)	—	—	13.11	12.42	12,512	1.27	1.46	190[e]
September 30, 2012	9.93	.17	1.88	2.05	(.17)	—	(.17)	—	—	11.81	20.70	11,821	1.31	1.52	182[e]
September 30, 2011	10.41	.18	(.28)	(.10)	(.38)	—	(.38)	—	—[f]	9.93	(1.18)	10,066	1.31	1.66	158[e]
September 30, 2010	9.77	.25	.92	1.17	(.53)	—	(.53)	—[g]	—	10.41	12.32	9,614	1.35[h]	2.45[h]	138[e]
Class R5
March 31, 2015**	$14.71	.11	.88	.99	(.13)	(.70)	(.83)	—	—	$14.87	6.87*	$215	.36*	.77*	169*[d]
September 30, 2014	13.21	.28	1.45	1.73	(.23)	—	(.23)	—	—	14.71	13.12	36.74		1.95	351[d]
September 30, 2013	11.90	.25	1.29	1.54	(.23)	—	(.23)	—	—	13.21	12.99	12.75		1.98	190[e]
September 30, 2012†	11.34	.06	.55	.61	(.05)	—	(.05)	—	—	11.90	5.41*	11	.19*	.47*	182[e]
Class R6
March 31, 2015**	$14.71	.11	.88	.99	(.13)	(.70)	(.83)	—	—	$14.87	6.92*	$33,631	.31*	.77*	169*[d]
September 30, 2014	13.21	.27	1.48	1.75	(.25)	—	(.25)	—	—	14.71	13.30	16,200.64		1.91	351[d]
September 30, 2013	11.90	.25	1.30	1.55	(.24)	—	(.24)	—	—	13.21	13.11	10,947.65		1.94	190[e]
September 30, 2012†	11.34	.06	.56	.62	(.06)	—	(.06)	—	—	11.90	5.44*	11	.16*	.49*	182[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

96	Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund	97

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class Y
March 31, 2015**	$14.71	.10	.87	.97	(.12)	(.70)	(.82)	—	—	$14.86	6.80*	$183,633	.36*	.71*	169*[d]
September 30, 2014	13.21	.26	1.48	1.74	(.24)	—	(.24)	—	—	14.71	13.20	131,417.74		1.79	351[d]
September 30, 2013	11.90	.25	1.28	1.53	(.22)	—	(.22)	—	—	13.21	12.96	115,550.77		1.98	190[e]
September 30, 2012	10.00	.23	1.89	2.12	(.22)	—	(.22)	—	—	11.90	21.34	193,491.81		2.01	182[e]
September 30, 2011	10.49	.24	(.29)	(.05)	(.44)	—	(.44)	—	—[f]	10.00	(.76)	171,176.81		2.16	158[e]
September 30, 2010	9.83	.30	.94	1.24	(.58)	—	(.58)	—[g]	—	10.49	12.98	167,625	.85[h]	2.99[h]	138[e]

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Portfolio turnover includes TBA purchase and sale commitments.

e  Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	404%
September 30, 2012	461
September 30, 2011	437
September 30, 2010	419

f  Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g  Amount represents less than $0.01 per share.

h  Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of average net assets
September 30, 2010	0.02%

The accompanying notes are an integral part of these financial statements.

98	Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund	99

Notes to financial statements 3/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2014 through March 31, 2015.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The goal of the fund is to seek total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to

100     Dynamic Asset Allocation Balanced Fund

Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if

Dynamic Asset Allocation Balanced Fund     101

any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange

102     Dynamic Asset Allocation Balanced Fund

traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or

Dynamic Asset Allocation Balanced Fund     103

loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction, or other

104     Dynamic Asset Allocation Balanced Fund

liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $710,353 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $98,440 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $10,882,947 and the value of securities loaned amounted to $10,518,979. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Dynamic Asset Allocation Balanced Fund     105

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $1,744,127,706, resulting in gross unrealized appreciation and depreciation of $217,551,714 and $32,699,365, respectively, or net unrealized appreciation of $184,852,349.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

106     Dynamic Asset Allocation Balanced Fund

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) for the portion of the fund’s fiscal year beginning after January 1, 2015, a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$877,597
Class B	59,332
Class C	116,458
Class M	22,308
Class R	12,029
Class R5	65
Class R6	7,066
Class Y	114,499
Total	$1,209,354

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $2,203 under the expense offset arrangements and by $16,487 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $913, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

Dynamic Asset Allocation Balanced Fund     107

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,459,124
Class B	394,780
Class C	774,156
Class M	111,309
Class R	39,995
Total	$2,779,364

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $187,953 and $4,322 from the sale of class A and class M shares, respectively, and received $16,045 and $2,925 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $15 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,474,434,083	$2,401,661,428
U.S. government securities (Long-term)	—	—
Total	$2,474,434,083	$2,401,661,428

Written option transactions during the reporting period are summarized as follows:

	Written option contract amounts	Written option premiums
Written options outstanding at the beginning of the reporting period	$58,688	$30,782
Options opened	54,706	55,732
Options exercised	—	—
Options expired	(86,461)	(74,663)
Options closed	(26,933)	(11,851)
Written options outstanding at the end of the reporting period	$—	$—

108     Dynamic Asset Allocation Balanced Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/15		Year ended 9/30/14
Class A	Shares	Amount	Shares	Amount
Shares sold	8,198,733	$121,129,069	11,638,179	$166,070,009
Shares issued in connection with reinvestment of distributions	4,157,519	60,093,930	995,105	14,382,528
	12,356,252	181,222,999	12,633,284	180,452,537
Shares repurchased	(5,522,739)	(81,468,025)	(10,241,726)	(145,528,545)
Net increase	6,833,513	$99,754,974	2,391,558	$34,923,992

	Six months ended 3/31/15		Year ended 9/30/14
Class B	Shares	Amount	Shares	Amount
Shares sold	501,847	$7,366,203	892,387	$12,689,335
Shares issued in connection with reinvestment of distributions	261,700	3,764,886	34,510	496,678
	763,547	11,131,089	926,897	13,186,013
Shares repurchased	(785,198)	(11,523,793)	(1,717,752)	(24,307,405)
Net decrease	(21,651)	$(392,704)	(790,855)	$(11,121,392)

	Six months ended 3/31/15		Year ended 9/30/14
Class C	Shares	Amount	Shares	Amount
Shares sold	2,539,087	$36,658,634	2,342,767	$32,724,512
Shares issued in connection with reinvestment of distributions	516,200	7,289,093	62,230	881,398
	3,055,287	43,947,727	2,404,997	33,605,910
Shares repurchased	(933,487)	(13,423,232)	(1,362,826)	(19,042,241)
Net increase	2,121,800	$30,524,495	1,042,171	$14,563,669

	Six months ended 3/31/15		Year ended 9/30/14
Class M	Shares	Amount	Shares	Amount
Shares sold	141,423	$2,080,970	216,576	$3,090,186
Shares issued in connection with reinvestment of distributions	103,596	1,493,185	17,615	254,035
	245,019	3,574,155	234,191	3,344,221
Shares repurchased	(123,661)	(1,826,393)	(294,678)	(4,171,697)
Net increase (decrease)	121,358	$1,747,762	(60,487)	$(827,476)

	Six months ended 3/31/15		Year ended 9/30/14
Class R	Shares	Amount	Shares	Amount
Shares sold	302,684	$4,407,535	275,858	$3,905,183
Shares issued in connection with reinvestment of distributions	51,875	744,403	10,199	146,491
	354,559	5,151,938	286,057	4,051,674
Shares repurchased	(225,924)	(3,347,876)	(229,934)	(3,236,281)
Net increase	128,635	$1,804,062	56,123	$815,393

Dynamic Asset Allocation Balanced Fund     109

	Six months ended 3/31/15		Year ended 9/30/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	11,714	$173,836	14,259	$198,481
Shares issued in connection with reinvestment of distributions	316	4,581	111	1,592
	12,030	178,417	14,370	200,073
Shares repurchased	(1)	(14)	(12,814)	(184,611)
Net increase	12,029	$178,403	1,556	$15,462

	Six months ended 3/31/15		Year ended 9/30/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,225,698	$17,958,376	336,151	$4,801,120
Shares issued in connection with reinvestment of distributions	108,404	1,571,349	17,393	252,372
	1,334,102	19,529,725	353,544	5,053,492
Shares repurchased	(173,313)	(2,560,615)	(80,887)	(1,183,798)
Net increase	1,160,789	$16,969,110	272,657	$3,869,694

	Six months ended 3/31/15		Year ended 9/30/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	6,532,737	$96,575,422	5,381,299	$77,423,446
Shares issued in connection with reinvestment of distributions	546,744	7,918,485	135,204	1,955,043
	7,079,481	104,493,907	5,516,503	79,378,489
Shares repurchased	(3,660,011)	(53,897,277)	(5,327,879)	(76,216,246)
Net increase	3,419,470	$50,596,630	188,624	$3,162,243

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	968	6.68%	$14,394
Class R6	972	0.04	14,454

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$14,564,993	$63,752,447	$12,729,945	$15,324	$65,587,495
Putnam Short Term Investment Fund*	282,681,656	131,240,386	81,611,797	164,127	332,310,245
Totals	$297,246,649	$194,992,833	$94,341,742	$179,451	$397,897,740

*Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

110     Dynamic Asset Allocation Balanced Fund

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$8,000
Written equity option contracts (contract amount) (Note 3)	$8,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$393,700,000
Centrally cleared interest rate swap contracts (notional)	$259,300,000
OTC total return swap contracts (notional)	$167,600,000
OTC credit default contracts (notional)	$5,700,000
Centrally cleared credit default contracts (notional)	$73,800,000
Warrants (number of warrants)	51,000

Dynamic Asset Allocation Balanced Fund     111

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Credit contracts	Receivables, Net assets — Unrealized appreciation	$2,003,202*	Payables	$21,182
Foreign exchange contracts	Receivables	4,604,475	Payables	1,531,484
Equity contracts	Investments, Receivables, Net assets — Unrealized appreciation	2,421,243*	Payables, Net assets — Unrealized depreciation	1,252,616*
Interest rate contracts	Receivables, Net assets — Unrealized appreciation	3,173,717*	Payables, Net assets — Unrealized depreciation	1,266,120*
Total		$12,202,637		$4,071,402

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$63,681	$63,681
Foreign exchange contracts	—	—	11,130,025	—	$11,130,025
Equity contracts	(16,122)	8,940,150	—	3,578,857	$12,502,885
Interest rate contracts	—	3,742,014	—	(1,614,635)	$2,127,379
Total	$(16,122)	$12,682,164	$11,130,025	$2,027,903	$25,823,970

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Warrants	Futures	Forward currency contracts	Swaps	Total
Credit contracts	$—	$—	$—	$26,837	$26,837
Foreign exchange contracts	—	—	(1,588,108)	—	$(1,588,108)
Equity contracts	1	2,881,600	—	(1,313,331)	$1,568,270
Interest rate contracts	—	2,731,502	—	(192,529)	$2,538,973
Total	$1	$5,613,102	$(1,588,108)	$(1,479,023)	$2,545,972

112     Dynamic Asset Allocation Balanced Fund

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Dynamic Asset Allocation Balanced Fund     113

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$104,873	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$104,873
OTC Total return swap contracts*#	—	18,790	—	171,308	21,477	—	1,195	—	—	—	—	—	—	—	212,770
OTC Credit default contracts*#	2,938	849	—	—	34,275	—	9,230	—	—	—	—	—	—	—	47,292
Centrally cleared credit default contracts§	—	—	754,979	—	—	—	—	—	—	—	—	—	—	—	754,979
Futures contracts§	—	—	—	—	—	—	—	—	—	308,093	—	—	—	—	308,093
Forward currency contracts#	169,637	322,516	—	351,772	483,426	562,201	96,249	332,890	775,768	—	249,415	418,583	543,478	298,540	4,604,475
Total Assets	$172,575	$342,155	$859,852	$523,080	$539,178	$562,201	$106,674	$332,890	$775,768	$308,093	$249,415	$418,583	$543,478	$298,540	$6,032,482
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	145,828	—	—	—	—	—	—	—	—	—	—	—	145,828
OTC Total return swap contracts*#	—	31,126	—	—	10,634	—	56,790	—	—	—	—	—	—	—	98,550
OTC Credit default contracts*#	—	—	—	—	16,718	—	4,464	—	—	—	—	—	—	—	21,182
Centrally cleared credit default contracts§	—	—	822,236	—	—	—	—	—	—	—	—	—	—	—	822,236
Futures contracts§	—	—	—	—	—	—	—	—	—	1,100,731	—	—	—	—	1,100,731
Forward currency contracts#	31,592	129,663	—	147,302	18,672	92,396	143,860	45,332	229,852	—	217,314	287,206	145,250	43,045	1,531,484
Total Liabilities	$31,592	$160,789	$968,064	$147,302	$46,024	$92,396	$205,114	$45,332	$229,852	$1,100,731	$217,314	$287,206	$145,250	$43,045	$3,720,011
Total Financial and Derivative Net Assets	$140,983	$181,366	$(108,212)	$375,778	$493,154	$469,805	$(98,440)	$287,558	$545,916	$(792,638)	$32,101	$131,377	$398,228	$255,495	$2,312,471
Total collateral received (pledged)†##	$140,983	$181,366	$—	$220,000	$371,434	$320,000	$—	$212,341	$350,000	$—	$32,101	$—	$338,919	$—
Net amount	$—	$—	$(108,212)	$155,778	$121,720	$149,805	$(98,440)	$75,217	$195,916	$(792,638)	$—	$131,377	$59,309	$255,495

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

114	Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund	115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116     Dynamic Asset Allocation Balanced Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Investment Sub-Advisor

The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

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SA059
293764 5/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 29, 2015